As filed with the Securities and Exchange Commission on September 15, 1997

                                                              File Nos. 33-58004
                                                                        811-7474
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                       POST-EFFECTIVE AMENDMENT NO. 18        /   /
                                       and
                     REGISTRATION STATEMENT UNDER THE         / x /
                         INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 20                /   /

                                                              / x /

                               BOSTON 1784 FUNDS*
               (Exact Name of Registrant as Specified in Charter)

                                 2 Oliver Street
                           Boston, Massachusetts 02109
               (Address of Principal Executive Offices, Zip Code)

       Registrant's Telephone Number, Including Area Code: (800) 342-5734

                                ROBERT A. NESHER
                           C/O SEI INVESTMENTS COMPANY
                             1 FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456
                     (Name and Address of Agent for Service)

                                   Copies to:

    JOHN M. BAKER, SENIOR COUNSEL               ROGER P. JOSEPH, ESQ.
           BANKBOSTON, N.A.                   BINGHAM, DANA & GOULD LLP
     100 FEDERAL STREET, 01-19-02                150 FEDERAL STREET
           BOSTON, MA 02110                       BOSTON, MA 02110
================================================================================

It is proposed that this filing will become effective on October 1, 1997 pursuant to paragraph (b) of Rule 485.

Pursuant to Rule 24f-2, Registrant has registered an indefinite number of its Shares of Beneficial Interest (without par value) under the Securities Act of 1933 and filed a Rule 24f-2 Notice for Registrant's fiscal year ended May 31, 1997 on or before July 31, 1997.

*  Boston 1784 Funds was formerly known as 1784 Funds.

                                BOSTON 1784 FUNDS

                              CROSS REFERENCE SHEET

N-1A ITEM NO.                                                   LOCATION
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PART A

Item 1.            Cover Page                                   Cover Page
Item 2.            Synopsis                                     Not applicable
Item 3.            Condensed Financial Information              Financial Highlights
Item 4.            General Description of Registrant            Investment Information; General
                                                                Information; Appendix A
Item 5.            Management of the Fund                       Management; General Information
Item 5A.           Management's Discussion of Fund Performance  Management; General Information
Item 6.            Capital Stock and Other Securities           General Information; Shareholder Services;
                                                                Dividends and Distributions; Taxes
Item 7.            Purchases of Securities Being Offered        Shareholder Services
Item 8.            Redemption or Repurchase                     Shareholder Services
Item 9.            Pending Legal Proceedings                    Not applicable


PART B

Item 10.           Cover Page                                   Cover Page
Item 11.           Table of Contents                            Table of Contents
Item 12.           General Information and History              The Trust
Item 13.           Investment Objectives and Policies           Investment Objectives and Policies;
                                                                Permitted Investments and Investment
                                                                Practices; Investment Restrictions
Item 14.           Management of the Fund                       Management (Prospectus); Management
Item 15.           Control Persons and Principal                Management (Prospectus)
                         Holders of Securities
Item 16.           Investment Advisory and Other                Management; Management (Prospectus);
                         Services                               General Information (Prospectus)
Item 17.           Brokerage Allocation and Other               Fund Transactions; Trading Practices and
                         Practices                                   Brokerage
Item 18.           Capital Stock and Other Securities           Description of Shares; Trustee and
                                                                Shareholder Liability
Item 19.           Purchase, Redemption, and                    Shareholder Services (Prospectus);
                         Pricing of Securities Being            Purchase and Redemption of Shares
                         Offered
Item 20.           Tax Status                                   Taxes (Prospectus); Taxes
Item 21.           Underwriters                                 Management
Item 22.           Calculation of Performance Data              Performance Information
Item 23.           Financial Statements                         Financial Information

PART C

                   Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement.

MONEY MARKET FUNDS

[SQUARE BULLET]  BOSTON 1784 TAX-FREE MONEY MARKET FUND
[SQUARE BULLET]  BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
[SQUARE BULLET]  BOSTON 1784 INSTITUTIONAL U.S. TREASURY
                 MONEY MARKET FUND
[SQUARE BULLET]  BOSTON 1784 PRIME MONEY MARKET FUND

BOND FUNDS

[SQUARE BULLET]  BOSTON 1784 SHORT-TERM INCOME FUND
[SQUARE BULLET]  BOSTON 1784 INCOME FUND
[SQUARE BULLET]  BOSTON 1784 U.S. GOVERNMENT MEDIUM-
                 TERM INCOME FUND

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TAX-EXEMPT INCOME FUNDS

[SQUARE BULLET]  BOSTON 1784 TAX-EXEMPT MEDIUM-TERM
                 INCOME FUND
[SQUARE BULLET]  BOSTON 1784 CONNECTICUT TAX-EXEMPT
                 INCOME FUND
[SQUARE BULLET]  BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND
[SQUARE BULLET]  BOSTON 1784 MASSACHUSETTS TAX-EXEMPT
                 INCOME FUND
[SQUARE BULLET]  BOSTON 1784 RHODE ISLAND TAX-EXEMPT
                 INCOME FUND

STOCK FUNDS

[SQUARE BULLET] BOSTON 1784 ASSET ALLOCATION FUND
[SQUARE BULLET] BOSTON 1784 GROWTH AND INCOME FUND
[SQUARE BULLET] BOSTON 1784 GROWTH FUND
[SQUARE BULLET] BOSTON 1784 SMALL CAP EQUITY FUND
[SQUARE BULLET] BOSTON 1784 LARGE CAP EQUITY FUND
[SQUARE BULLET] BOSTON 1784 INTERNATIONAL EQUITY FUND

BOSTON 1784 FUNDS
P.O. BOX 8524
BOSTON, MA 02266-8524
1-800-BKB-1784
WWW.BOSTON1784 FUNDS.COM

NOT PART OF THE PROSPECTUS

                                   Prospectus

                            [BOSTON 1784 FUNDS LOGO]

                                 October 1, 1997

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BOSTON 1784 FUNDS:
[SQUARE BULLET] ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY;

[SQUARE BULLET] ARE NOT GUARANTEED BY BANKBOSTON, N.A. OR ANY OF ITS AFFILIATES;

[SQUARE BULLET] ARE NOT DEPOSITS OR OBLIGATIONS OF BANKBOSTON, N.A. OR ANY OF
                ITS AFFILIATES;

[SQUARE BULLET] INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE
                PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

BANKBOSTON, N.A. SERVES AS INVESTMENT ADVISER, CUSTODIAN AND SHAREHOLDER SERVICING AGENT FOR BOSTON 1784 FUNDS. BOSTON 1784 FUNDS ARE DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION CO., A PARTY INDEPENDENT OF BANKBOSTON, N.A. OR ANY OF ITS AFFILIATES. FINANCIAL SERVICES COUNSELORS ARE REGISTERED REPRESENTATIVES OF BANKBOSTON INVESTOR SERVICES, INC. (MEMBER NASD/SIPC), A WHOLLY-OWNED SUBSIDIARY OF BANKBOSTON, N.A.


PROSPECTUS

BOSTON 1784 FUNDS[SERVICE MARK] PROSPECTUS

PLEASE READ THIS PROSPECTUS BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION, INCLUDING HOW THE FUNDS INVEST AND SERVICES AVAILABLE TO SHAREHOLDERS.


To learn more about the Funds and their investments, you can obtain a copy of the Funds' most recent financial report and portfolio listing or a copy of the Statement of Additional Information dated October 1, 1997. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. For a free copy of either documentl, call 1-800-BKB-1784.


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REMEMBER THAT SHARES OF THE FUNDS
[SQUARE BULLET]  ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY;

[SQUARE BULLET]  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
                 BANKBOSTON, N.A. OR ANY OF ITS AFFILIATES;

[SQUARE BULLET] INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE
                PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

AS ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


INVESTMENTS IN THE MONEY MARKET FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

MONEY MARKET FUNDS

[SQUARE BULLET]  Boston 1784 Tax-Free Money Market Fund
[SQUARE BULLET]  Boston 1784 U.S. Treasury Money Market Fund
[SQUARE BULLET]  Boston 1784 Institutional U.S. Treasury Money
                 Market Fund
[SQUARE BULLET]  Boston 1784 Prime Money Market Fund

BOND FUNDS
[SQUARE BULLET]  Boston 1784 Short-Term Income Fund
[SQUARE BULLET]  Boston 1784 Income Fund
[SQUARE BULLET]  Boston 1784 U.S. Government Medium-Term
                 Income Fund

TAX-EXEMPT INCOME FUNDS

[SQUARE BULLET] Boston 1784 Tax-Exempt Medium-Term Income Fund [SQUARE BULLET] Boston 1784 Connecticut Tax-Exempt Income Fund [SQUARE BULLET] Boston 1784 Florida Tax-Exempt Income Fund [SQUARE BULLET] Boston 1784 Massachusetts Tax-Exempt Income Fund [SQUARE BULLET] Boston 1784 Rhode Island Tax-Exempt Income Fund

STOCK FUNDS
[SQUARE BULLET] Boston 1784 Asset Allocation Fund
[SQUARE BULLET] Boston 1784 Growth and Income Fund
[SQUARE BULLET] Boston 1784 Growth Fund
[SQUARE BULLET] Boston 1784 Small Cap Equity Fund
[SQUARE BULLET] Boston 1784 Large Cap Equity Fund
[SQUARE BULLET] Boston 1784 International Equity Fund


October 1, 1997

PROSPECTUS

TABLE OF CONTENTS
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FUND SUMMARY ..........................................................  1
EXPENSES ..............................................................  3
FINANCIAL HIGHLIGHTS ..................................................  5
INVESTMENT INFORMATION ................................................  8
              INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT POLICIES .  8
              ADDITIONAL INVESTMENT POLICIES .......................... 12
              RISK CONSIDERATIONS ..................................... 13
DIVIDENDS AND DISTRIBUTIONS ........................................... 15
MANAGEMENT ............................................................ 16
SHAREHOLDER SERVICES .................................................. 19
              HOW TO REACH THE FUNDS .................................. 19
              TYPES OF ACCOUNTS ....................................... 19
              HOW TO OPEN AN ACCOUNT .................................. 19
              HOW TO PURCHASE SHARES .................................. 19
              HOW TO SELL SHARES ...................................... 21
              SHAREHOLDER SERVICES AND POLICIES ....................... 22
TAXES ................................................................. 24
GENERAL INFORMATION ................................................... 25
              NET ASSET VALUE ......................................... 25
              ORGANIZATION ............................................ 25
              VOTING AND OTHER RIGHTS ................................. 25
              PERFORMANCE INFORMATION ................................. 25
              EXPENSES ................................................ 27
APPENDIX A-- TAXABLE EQUIVALENT YIELD TABLES .......................... 28
APPENDIX B-- PERMITTED INVESTMENTS AND INVESTMENT PRACTICES ........... 30

PROSPECTUS

FUND SUMMARY
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THIS SECTION SUMMARIZES THE FUNDS' INVESTMENT OBJECTIVES AND WHO MAY WANT TO INVEST. SEE THE REST OF THIS PROSPECTUS FOR MORE INFORMATION, INCLUDING RISK CONSIDERATIONS. AS WITH ANY MUTUAL FUND, THERE CAN BE NO ASSURANCE THAT A FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. NO FUND, BY ITSELF, IS INTENDED TO BE A COMPLETE INVESTMENT PROGRAM.

MONEY MARKET FUNDS

   BOSTON 1784 TAX-FREE MONEY MARKET FUND
   Objective: to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income tax.

   BOSTON 1784 U.S. TREASURY MONEY MARKET FUND,
   BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND AND
   BOSTON 1784 PRIME MONEY MARKET FUND
   Objective: to preserve principal value and maintain a high degree of liquidity while providing current income.

WHO MAY WANT TO INVEST
   These Money Market Funds are designed for conservative investors who want liquidity, current income at money market rates and stability of principal. Since they emphasize stability, these Funds may be an appropriate component of a savings plan. The Treasury Funds offer an added measure of safety with their focus on U.S. government securities.

BOND FUNDS
   BOSTON 1784 SHORT-TERM INCOME FUND AND BOSTON 1784 INCOME FUND
   Objective: to maximize current income. Preservation of capital is a secondary objective.
   BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
   Objective: current income consistent with preservation of capital.

WHO MAY WANT TO INVEST
   These Bond Funds are designed for investors seeking current income. The Short-Term Income Fund may be appropriate for investors seeking a higher yield than a money market fund and more price stability than a longer-term bond fund. The Income Fund may be appropriate for investors seeking a higher level of current income than is generally available from shorter-term securities and who are willing to accept the greater price fluctuations associated with higher levels of income. The U.S. Government Fund offers an added measure of protection against credit risk with its focus on U.S. government securities, but investors should still be able to tolerate fluctuations in share price consistent with a medium-term fund.

PROSPECTUS

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TAX-EXEMPT FUNDS
      BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
      Objective: current income, exempt from federal income tax, consistent with preservation of capital.

      BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND
      Objective: current income exempt from both federal and Connecticut personal income tax. Preservation of capital is a secondary objective.

      BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND
      Objective: to provide current income exempt from federal income tax through Fund shares which are exempt from Florida intangible personal property tax. Preservation of capital is a secondary objective.

      BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
      Objective: current income, exempt from both federal and Massachusetts personal income tax, consistent with preservation of capital.

      BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND
      Objective: current income exempt from federal income tax, Rhode Island personal income tax and Rhode Island business corporation tax. Preservation of capital is a secondary objective.

   WHO MAY WANT TO INVEST
      These Tax-Exempt Funds are designed for investors seeking income that is exempt from federal income tax and who are also seeking exemption from certain state taxes in Connecticut, Florida, Massachusetts or Rhode Island. These Funds emphasize investment grade debt securities with intermediate maturities. They may be appropriate for investors who can tolerate moderate risk and some fluctuation in share price.

STOCK FUNDS
      BOSTON 1784 ASSET ALLOCATION FUND
      Objective: to achieve a favorable total rate of return through current income and capital appreciation consistent with preservation of capital, derived from investing in fixed income and equity securities.

      BOSTON 1784 GROWTH AND INCOME FUND
      Objective: long-term growth of capital with a secondary objective of income.

      BOSTON 1784 GROWTH FUND
      Objective: capital appreciation. Dividend income, if any, is incidental to this objective.

      BOSTON 1784 SMALL CAP EQUITY FUND
      Objective: capital appreciation. Dividend income, if any, is incidental to this objective.

      BOSTON 1784 LARGE CAP EQUITY FUND
      Objective: income and capital appreciation.

      BOSTON 1784 INTERNATIONAL EQUITY FUND
      Objective: long-term growth of capital. Dividend income, if any, is incidental to this objective.

   WHO MAY WANT TO INVEST

      These Stock Funds are designed for long-term investors seeking high long-term returns who can tolerate changes in the value of their investments. The Asset Allocation Fund offers a balanced investment program through both stocks and bonds. The Growth and Income Fund may be appropriate for those who seek a combination of growth and income from equity and some bond investments. The Large Cap Equity Fund may be appropriate for those who seek both income and growth from equity investments. The Growth Fund, the Small Cap Equity Fund and the International Equity Fund may be appropriate for those who seek growth from equity investments, who can tolerate substantial changes in the value of an investment and who do not require current income from the investment. These Funds invest in non-U.S. securities that involve risks in addition to those of U.S. investments.


PROSPECTUS

EXPENSES
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THESE TABLES SHOW SHAREHOLDER TRANSACTION EXPENSES AND ESTIMATED ANNUAL OPERATING EXPENSES FOR THE FUNDS, AND ARE INTENDED TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT SHAREHOLDERS IN THE FUNDS WILL BEAR, EITHER DIRECTLY OR INDIRECTLY. FOR MORE INFORMATION, SEE "MANAGEMENT" ON PAGE 16 AND "GENERAL INFORMATION - EXPENSES" ON PAGE 27.

SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load imposed on
  purchases and reinvested dividends                    None
Deferred sales charges imposed on redemptions           None
Redemption fee*                                         None
Exchange fee                                            None
------------------------------------------------------------

*There is a $12 service fee if the Funds wire redemption proceeds to your bank account.


ANNUAL OPERATING EXPENSES (1)
(EXPRESSED AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                            Total
                        Advisory     12b-1     Other      Operating
                         Fee(2)    Fee(2)(3) Expenses(2) Expenses(2)
--------------------------------------------------------------------
Tax-Free Money
  Market Fund              .38%        N/A      .16%       .54%
U.S. Treasury Money
  Market Fund              .35         N/A      .29        .64
Institutional U.S. Treasury
  Money Market Fund        .19         N/A      .14        .33
Prime Money
  Market Fund              .30         N/A      .35        .65
Short-Term
  Income Fund              .50        None      .15        .65
Income Fund                .64        None      .16        .80
U.S. Government Medium-
  Term Income Fund         .63        None      .16        .79
Tax-Exempt Medium-
  Term Income Fund         .62        None      .18        .80
Connecticut Tax-Exempt
  Income Fund              .63        None      .13        .76
Florida Tax-Exempt
  Income Fund(4)           .60        None      .20        .80
Massachusetts Tax-
  Exempt Income Fund       .60        None      .19        .79
Rhode Island Tax-
  Exempt Income Fund       .61        None      .18        .79
Asset Allocation Fund      .73        None      .34       1.07
Growth and
  Income Fund              .72        None      .20        .92
Growth Fund                .63        None      .14        .77
SmallCap Equity Fund(4)    .74        None      .20        .94
LargeCap Equity Fund(4)    .74        None      .20        .94
International Equity Fund 1.00        None      .27       1.27
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EXAMPLE(1)
A shareholder would pay the following expenses on a $1,000 investment, assuming a 5% annual return, reinvestment of all dividends and redemption of the shares after the number of years indicated:

----------------------------------------------------------------
                              1 Year   3 Years  5 Years 10 Years
----------------------------------------------------------------
Tax-Free Money Market Fund      $6       $17     $30     $68

U.S. Treasury Money
  Market Fund                    7        20      36      80

Institutional U.S. Treasury
  Money Market Fund              3        11      19      42

Prime Money Market Fund          7        21      36      81

Short-Term Income Fund           7        21      36      81

Income Fund                      8        26      44      99

U.S. Government Medium-
  Term Income Fund               8        25      44      98

Tax-Exempt Medium-Term
  Income Fund                    8        26      44      99

Connecticut Tax-Exempt
  Income Fund                    8        24      42      94

Florida Tax-Exempt
  Income Fund(4)                 8        26     N/A     N/A

Massachusetts Tax-Exempt
  Income Fund                    8        25      44      98

Rhode Island Tax-Exempt
  Income Fund                    8        25      44      98

Asset Allocation Fund           11        34      59     131

Growth and Income Fund           9        29      51     113

Growth Fund                      8        25      43      95

Small Cap Equity Fund(4)        10        30     N/A     N/A

Large Cap Equity Fund(4)        10        30     N/A     N/A

International Equity Fund       13        40      70     153
----------------------------------------------------------------

(1) Unless otherwise noted, the information in the expense table and the example is based on the fiscal year ended May 31, 1997 and reflects voluntary fee waivers and/or reimbursements. The assumption in the example of a 5% annual return is required by the Securities and Exchange

PROSPECTUS

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Commission for all mutual funds, and is not a prediction of any Fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF ANY FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


(2) Without fee waivers and reimbursements, advisory fees would be .40% for each Money Market Fund (.20% for the Institutional U.S. Treasury Money Market
    Fund), .74% for each Bond Fund (.50% for the Short-Term Income Fund), .74% for each Tax-Exempt Fund and .74% for each Stock Fund (1.00% for the International Equity Fund); 12b-1 fees would be .25% for each Fund (other than the Money Market Funds); and other expenses and total operating expenses would be .16% and .56% for the Tax-Free Money Market Fund, .32% and .72% for the U.S. Treasury Money Market Fund, .14% and .34% for the Institutional U.S. Treasury Money Market Fund, .35% and .75% for the Prime Money Market Fund, .18% and .93% for the Short-Term Income Fund, .16% and 1.15% for the Income Fund, .18% and 1.17% for the U.S. Government Medium-Term Income Fund, .18% and 1.17% for the Tax-Exempt Medium-Term Income Fund, .18% and 1.17% for the Connecticut Tax-Exempt Income Fund,
    .20% and 1.19% for the Florida Tax-Exempt Income Fund, .19% and 1.18% for the Massachusetts Tax-Exempt Income Fund, .22% and 1.21% for the Rhode Island Tax-Exempt Income Fund, .38% and 1.37% for the Asset Allocation Fund, .20% and 1.19% for the Growth and Income Fund, .16% and 1.15% for the Growth Fund, .20% and 1.19% for the Small Cap Equity Fund, .20% and 1.19% for the Large Cap Equity Fund, and .27% and 1.52% for the International Equity Fund.

(3) 12b-1 fees are asset-based sales charges. Without waiver of this fee, after a substantial period of time annual payment of the fee may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

(4) Because the Fund is newly organized, amounts are estimated for the current fiscal year.


PROSPECTUS

FINANCIAL HIGHLIGHTS
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THESE TABLES CONTAIN FINANCIAL INFORMATION ABOUT THE FUNDS WHICH IS INCLUDED IN THE FUNDS' ANNUAL REPORTS. EXCEPT AS NOTED BELOW, THE FINANCIAL INFORMATION HAS BEEN AUDITED BY COOPERS & LYBRAND L.L.P., INDEPENDENT ACCOUNTANTS. THEIR REPORTS ON THE AUDITED FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE INCLUDED IN THE ANNUAL REPORTS. THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FROM THE ANNUAL REPORTS ARE INCORPORATED BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION. COPIES OF THE ANNUAL REPORTS MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-800-BKB-1784. THE FLORIDA TAX-EXEMPT INCOME FUND, SMALL CAP EQUITY FUND AND LARGE CAP EQUITY FUND ARE NEWLY ORGANIZED AND HAVE NOT ISSUED FINANCIAL STATEMENTS.

MONEY MARKET FUNDS
================================================================================

                                          NET                                   NET               NET
                                         ASSET                DISTRIBUTIONS    ASSET             ASSETS      RATIO
                                         VALUE       NET        FROM NET       VALUE               END    OF EXPENSES
                                       BEGINNING  INVESTMENT   INVESTMENT       END     TOTAL   OF PERIOD  TO AVERAGE
                                       OF PERIOD    INCOME       INCOME      OF PERIOD  RETURN     (000)   NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
BOSTON 1784 TAX-FREE MONEY MARKET FUND
  For the year ended May 31, 1997        $1.00       0.03        (0.03)        $1.00    3.22%    $845,612      0.54%
  For the year ended May 31, 1996        $1.00       0.03        (0.03)        $1.00    3.55%    $549,628      0.54%
  For the year ended May 31, 1995        $1.00       0.03        (0.03)        $1.00    3.29%    $539,412      0.50%
  For the period ended May 31, 1994 (1)  $1.00       0.02        (0.02)        $1.00    2.31%*   $407,448      0.27%
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BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
  For the year ended May 31, 1997        $1.00       0.05        (0.05)        $1.00    4.86%    $390,294      0.64%
  For the year ended May 31, 1996        $1.00       0.05        (0.05)        $1.00    5.16%    $ 78,999      0.64%
  For the year ended May 31, 1995        $1.00       0.05        (0.05)        $1.00    4.81%    $ 55,068      0.60%
  For the period ended May 31, 1994 (2)  $1.00       0.03        (0.03)        $1.00    2.64%*   $  5,593      0.65%
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BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
  For the year ended May 31, 1997        $1.00       0.05        (0.05)        $1.00    5.16%  $2,591,487      0.33%
  For the year ended May 31, 1996        $1.00       0.05        (0.05)        $1.00    5.45%  $  644,733      0.32%
  For the year ended May 31, 1995        $1.00       0.05        (0.05)        $1.00    5.05%  $  395,585      0.30%
  For the period ended May 31, 1994 (3)  $1.00       0.03        (0.03)        $1.00    2.99%* $  181,568      0.22%
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BOSTON 1784 PRIME MONEY MARKET FUND
  For the period ended
    May 31, 1997 (4)                     $1.00       0.02        (0.02)        $1.00    2.07%*   $123,099      0.65%
  For the year ended
    December 31, 1996 (5)                $1.00       0.05        (0.05)        $1.00    5.02%    $ 93,229      0.66%
  For the year ended
    December 31, 1995                    $1.00       0.05        (0.05)        $1.00    5.49%    $156,532      0.62%
  For the year ended
    December 31, 1994                    $1.00       0.04        (0.04)        $1.00    3.75%    $136,923      0.65%
  For the year ended
    December 31, 1993                    $1.00       0.03        (0.03)        $1.00    2.72%    $168,909      0.59%
  For the period ended
    December 31, 1992 (6)                $1.00       0.02        (0.02)        $1.00    2.13%*   $242,935      0.59%
  For the period ended
    April 30, 1992 (7)                   $1.00       0.03        (0.03)        $1.00    3.55%    $280,931      0.48%
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                                                       RATIO      RATIO OF
                                          RATIO     OF EXPENSES  NET INCOME
                                          OF NET     TO AVERAGE  TO AVERAGE
                                          INCOME     NET ASSETS  NET ASSETS
                                        TO AVERAGE   (EXCLUDING  (EXCLUDING
                                        NET ASSETS    WAIVERS)    WAIVERS)
----------------------------------------------------------------------------
BOSTON 1784 TAX-FREE MONEY MARKET FUND
  For the year ended May 31, 1997         3.17%       0.56%       3.15%
  For the year ended May 31, 1996         3.49%       0.60%       3.43%
  For the year ended May 31, 1995         3.28%       0.61%       3.17%
  For the period ended May 31, 1994 (1)   2.39%       0.71%       1.95%
----------------------------------------------------------------------------
BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
  For the year ended May 31, 1997         4.76%       0.72%       4.68%
  For the year ended May 31, 1996         5.02%       0.75%       4.91%
  For the year ended May 31, 1995         5.13%       0.92%       4.81%
  For the period ended May 31, 1994 (2)   2.91%       6.42%      (2.86)%
----------------------------------------------------------------------------
BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
  For the year ended May 31, 1997        5.05%        0.34%       5.04%
  For the year ended May 31, 1996        5.29%        0.39%       5.22%
  For the year ended May 31, 1995        5.12%        0.41%       5.01%
  For the period ended May 31, 1994 (3)  3.16%        0.55%       2.83%
----------------------------------------------------------------------------
BOSTON 1784 PRIME MONEY MARKET FUND
  For the period ended
    May 31, 1997 (4)                     4.98%        0.75%       4.88%
  For the year ended
    December 31, 1996 (5)                4.85%        0.66%       4.85%
  For the year ended
    December 31, 1995                    5.40%        0.62%       5.40%
  For the year ended
    December 31, 1994                    3.64%        0.69%       3.60%
  For the year ended
    December 31, 1993                    2.68%        0.70%       2.57%
  For the period ended
    December 31, 1992 (6)                3.13%        0.64%       3.08%
  For the period ended
    April 30, 1992 (7)                   4.61%        0.63%       4.46%
----------------------------------------------------------------------------

 *  Returns are for the period indicated and have not been annualized.
(1) The Tax-Free Money Market Fund commenced operations on June 14, 1993. All ratios for the period have been annualized.
(2) The U.S. Treasury Money Market Fund commenced operations on June 7, 1993. All ratios for the period have been annualized.
(3) The Institutional U.S. Treasury Money Market Fund commenced operations on June 14, 1993. All ratios for the period have been annualized.
(4) The Prime Money Market Fund changed its fiscal year from December 31 to
    May 31. Reflects operations for the period from January 1, 1997 to May 31, 1997. All ratios for the period have been annualized.
(5) Until December 9, 1996, the Prime Money Market Fund was known as the BayFunds Money Market Portfolio and was a portfolio of BayFunds, an open-end investment company registered under the Investment Company Act of 1940, as amended. Shares of the BayFunds Money Market Portfolio were divided into two classes, known as Investment Shares and Trust Shares. The Prime Money Market Fund has only a single class of outstanding shares. For periods prior to December 9, 1996, Ernst & Young LLP were the auditors of the BayFunds Money Market Portfolio.
(6) The Prime Money Market Fund changed its fiscal year from April 30 to December 31. Reflects operations for the period from May 1, 1992 to December 31, 1992. All ratios for the period have been annualized.
(7) Reflects operations for the period from August 1, 1991 (date of initial public investment) to April 30, 1992. During the period from May 16, 1991 (start of business) to August 1, 1991, net investment income aggregating to $0.01 per share ($1,101) was distributed to Federated Administrative Services. All ratios for the period have been annualized.

PROSPECTUS

BOND FUNDS
================================================================================

                                          NET                REALIZED AND                                  NET
                                         ASSET                UNREALIZED  DISTRIBUTIONS   DISTRIBUTIONS   ASSET
                                         VALUE       NET       GAINS OR     FROM NET           FROM       VALUE
                                       BEGINNING  INVESTMENT (LOSSES) ON   INVESTMENT        CAPITAL       END     TOTAL
                                       OF PERIOD    INCOME   INVESTMENTS     INCOME           GAINS     OF PERIOD  RETURN
---------------------------------------------------------------------------------------------------------------------------

BOSTON 1784 SHORT-TERM INCOME FUND
  For the year ended
     May 31, 1997                       $ 9.93      0.58         0.05       (0.58)              --      $ 9.98     6.47%
  For the year ended
     May 31, 1996                       $10.09      0.60        (0.12)      (0.60)            (0.04)    $ 9.93     4.87%
  For the period ended
     May 31, 1995(1)                    $10.00      0.56         0.09       (0.56)              --      $10.09     6.74%*
---------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 INCOME FUND
  For the year ended
    May 31, 1997                        $ 9.90      0.63         0.17       (0.63)            (0.08)    $ 9.99     8.32%
  For the year ended
    May 31, 1996                        $10.39      0.65        (0.37)      (0.65)            (0.12)    $ 9.90     2.64%
  For the period ended
    May 31, 1995(1)                     $10.00      0.62         0.39       (0.62)              --      $10.39    10.69%*
---------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
  For the year ended
     May 31, 1997                       $ 9.31      0.59         0.06       (0.59)              --      $ 9.37     7.16%
  For the year ended
     May 31, 1996                       $ 9.57      0.61        (0.26)      (0.61)              --      $ 9.31     3.65%
  For the year ended
     May 31, 1995                       $ 9.36      0.58         0.21       (0.58)              --      $ 9.57     8.79%
  For the period ended
     May 31, 1994(2)                    $10.00      0.59        (0.64)      (0.59)              --      $ 9.36    (0.65)%*
---------------------------------------------------------------------------------------------------------------------------


                                                                              RATIO      RATIO OF
                                          NET                    RATIO     OF EXPENSES  NET INCOME
                                         ASSETS      RATIO       OF NET     TO AVERAGE  TO AVERAGE
                                          END      OF EXPENSES   INCOME     NET ASSETS  NET ASSETS   PORTFOLIO
                                        OF PERIOD  TO AVERAGE  TO AVERAGE   (EXCLUDING  (EXCLUDING   TURNOVER
                                          (000)    NET ASSETS  NET ASSETS    WAIVERS)    WAIVERS)      RATE
--------------------------------------------------------------------------------------------------------------
BOSTON 1784 SHORT-TERM INCOME FUND
  For the year ended
     May 31, 1997                       $194,033     0.65%        5.78%       0.93%       5.50%     128.11%
  For the year ended
     May 31, 1996                       $ 86,383     0.63%        5.87%       1.06%       5.44%      95.06%
  For the period ended
     May 31, 1995(1)                    $ 52,581     0.48%        6.31%       1.27%       5.52%      84.54%
--------------------------------------------------------------------------------------------------------------
BOSTON 1784 INCOME FUND
  For the year ended
    May 31, 1997                        $334,778     0.80%        6.31%       1.15%       5.96%      78.63%
  For the year ended
    May 31, 1996                        $235,022     0.80%        6.17%       1.20%       5.77%     100.51%
  For the period ended
    May 31, 1995(1)                     $196,515     0.55%        7.01%       1.23%       6.33%      80.53%
--------------------------------------------------------------------------------------------------------------
BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
  For the year ended
     May 31, 1997                       $209,141     0.79%        6.30%       1.16%       5.93%      98.22%
  For the year ended
     May 31, 1996                       $167,494     0.80%        6.23%       1.24%       5.79%     158.66%
  For the year ended
     May 31, 1995                       $130,081     0.80%        6.24%       1.27%       5.77%     142.14%
  For the period ended
     May 31, 1994(2)                    $ 92,387     0.31%        6.08%       1.35%       5.04%     144.77%
--------------------------------------------------------------------------------------------------------------

 *  Returns are for the period indicated and have not been annualized.
(1) The Short-Term Income and Income Funds commenced operations on July 1, 1994. All ratios for the period have been annualized.
(2) The U.S. Government Medium-Term Income Fund commenced operations on June 7, 1993. All ratios for the period have been annualized.

TAX-EXEMPT FUNDS
================================================================================

                                          NET                REALIZED AND                                  NET
                                         ASSET                UNREALIZED  DISTRIBUTIONS   DISTRIBUTIONS   ASSET
                                         VALUE       NET       GAINS OR     FROM NET           FROM       VALUE
                                       BEGINNING  INVESTMENT (LOSSES) ON   INVESTMENT        CAPITAL       END     TOTAL
                                       OF PERIOD    INCOME   INVESTMENTS     INCOME           GAINS     OF PERIOD  RETURN
--------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
  For the year ended
     May 31, 1997                      $ 9.99        0.50         0.19        (0.50)           --        $10.18    7.74%
  For the year ended
     May 31, 1996                      $10.14        0.51        (0.09)       (0.51)           (0.06)    $ 9.99    4.31%
  For the year ended
     May 31, 1995                      $ 9.90        0.48         0.24        (0.48)           --        $10.14    7.58%
  For the period ended
     May 31, 1994(1)                   $10.00        0.49        (0.10)       (0.49)           --        $ 9.90    3.93%*
--------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND
  For the year ended
    May 31, 1997                       $10.17        0.51         0.21        (0.51)           --        $10.38    7.26%
  For the year ended
    May 31, 1996                       $10.27        0.53        (0.10)       (0.53)           --        $10.17    4.20%
  For the period ended
    May 31, 1995(2)                    $10.00        0.45         0.27        (0.45)           --        $10.27    7.45%*
--------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
  For the year ended
    May 31, 1997                       $ 9.78        0.47         0.23        (0.47)           --        $10.01    7.30%
  For the year ended
    May 31, 1996                       $ 9.90        0.48        (0.12)       (0.48)           --        $ 9.78    3.64%
  For the year ended
    May 31, 1995                       $ 9.81        0.47         0.09        (0.47)           --        $ 9.90    6.00%
  For the period ended
    May 31, 1994(3)                    $10.00        0.50        (0.19)       (0.50)           --        $ 9.81    3.04%*
--------------------------------------------------------------------------------------------------------------------------


                                                                               RATIO      RATIO OF
                                           NET                    RATIO     OF EXPENSES  NET INCOME
                                          ASSETS      RATIO       OF NET     TO AVERAGE  TO AVERAGE
                                           END      OF EXPENSES   INCOME     NET ASSETS  NET ASSETS   PORTFOLIO
                                         OF PERIOD  TO AVERAGE  TO AVERAGE   (EXCLUDING  (EXCLUDING   TURNOVER
                                           (000)    NET ASSETS  NET ASSETS    WAIVERS)    WAIVERS)      RATE
---------------------------------------------------------------------------------------------------------------
BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
  For the year ended
     May 31, 1997                       $250,526      0.80%         4.92%       1.17%      4.55%      33.24%
  For the year ended
     May 31, 1996                       $196,787      0.79%         4.90%       1.21%      4.48%      37.35%
  For the year ended
     May 31, 1995                       $176,345      0.80%         5.02%       1.26%      4.56%      74.74%
  For the period ended
     May 31, 1994(1)                    $ 36,365      0.32%         5.06%       1.61%      3.77%      98.83%
---------------------------------------------------------------------------------------------------------------
BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND
  For the year ended
    May 31, 1997                        $103,104      0.76%         4.94%       1.17%      4.53%       4.28%
  For the year ended
    May 31, 1996                        $ 81,441      0.75%         5.02%       1.29%      4.48%      20.41%
  For the period ended
    May 31, 1995(2)                     $ 61,369      0.52%         5.44%       1.40%      4.56%      35.56%
---------------------------------------------------------------------------------------------------------------
BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
  For the year ended
    May 31, 1997                        $147,459      0.79%         4.74%       1.18%      4.35%       9.47%
  For the year ended
    May 31, 1996                        $106,619      0.80%         4.73%       1.28%      4.25%      47.00%
  For the year ended
    May 31, 1995                        $ 82,058      0.80%         4.93%       1.35%      4.38%      34.59%
  For the period ended
    May 31, 1994(3)                     $ 49,662      0.33%         5.10%       1.41%      4.02%      13.99%
---------------------------------------------------------------------------------------------------------------

PROSPECTUS

================================================================================

                                          NET                REALIZED AND                                  NET
                                         ASSET                UNREALIZED  DISTRIBUTIONS   DISTRIBUTIONS   ASSET
                                         VALUE       NET       GAINS OR     FROM NET           FROM       VALUE
                                       BEGINNING  INVESTMENT (LOSSES) ON   INVESTMENT        CAPITAL       END     TOTAL
                                       OF PERIOD    INCOME   INVESTMENTS     INCOME           GAINS     OF PERIOD  RETURN
---------------------------------------------------------------------------------------------------------------------------

BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND
  For the year ended
    May 31, 1997                       $10.06        0.50         0.25       (0.50)           --          $10.31   7.61%
  For the year ended
    May 31, 1996                       $10.13        0.53        (0.07)      (0.53)           --          $10.06   4.65%
  For the period ended
    May 31, 1995(4)                    $10.00        0.45         0.13       (0.45)           --          $10.13   6.09%*
---------------------------------------------------------------------------------------------------------------------------

                                                                              RATIO      RATIO OF
                                          NET                    RATIO     OF EXPENSES  NET INCOME
                                         ASSETS      RATIO       OF NET     TO AVERAGE  TO AVERAGE
                                          END      OF EXPENSES   INCOME     NET ASSETS  NET ASSETS   PORTFOLIO
                                        OF PERIOD  TO AVERAGE  TO AVERAGE   (EXCLUDING  (EXCLUDING   TURNOVER
                                          (000)    NET ASSETS  NET ASSETS    WAIVERS)    WAIVERS)      RATE
--------------------------------------------------------------------------------------------------------------
BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND
  For the year ended
    May 31, 1997                         $53,752    0.79%       4.88%        1.21%       4.46%        8.18%
  For the year ended
    May 31, 1996                         $37,904    0.77%       5.16%        1.35%       4.58%       19.68%
  For the period ended
    May 31, 1995(4)                      $32,495    0.54%       5.56%        1.60%       4.50%       57.51%
--------------------------------------------------------------------------------------------------------------

 *  Returns are for the period indicated and have not been annualized.
(1) The Tax-Exempt Medium-Term Income Fund commenced operations on June 14, 1993. All ratios for the period have been annualized.
(2) The Connecticut Tax-Exempt Income Fund commenced operations on August 1, 1994. All ratios for the period have been annualized.
(3) The Massachusetts Tax-Exempt Income Fund commenced operations on June 14, 1993. All ratios for the period have been annualized.
(4) The Rhode Island Tax-Exempt Income Fund commenced operations on August 1, 1994. All ratios for the period have been annualized.

STOCK FUNDS
================================================================================

                                          NET                REALIZED AND                                  NET
                                         ASSET                UNREALIZED  DISTRIBUTIONS   DISTRIBUTIONS   ASSET
                                         VALUE       NET       GAINS OR     FROM NET           FROM       VALUE
                                       BEGINNING  INVESTMENT (LOSSES) ON   INVESTMENT        CAPITAL       END     TOTAL
                                       OF PERIOD    INCOME   INVESTMENTS     INCOME           GAINS     OF PERIOD  RETURN
---------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 ASSET ALLOCATION FUND
  For the year ended
    May 31, 1997                        $12.31      0.34          1.44       (0.33)         (0.36)      $13.40    14.89%
  For the year ended
    May 31, 1996                        $10.99      0.31          1.61       (0.31)         (0.29)      $12.31    17.83%
  For the year ended
    May 31, 1995                        $ 9.84      0.28          1.15       (0.27)         (0.01)      $10.99    14.84%
  For the period ended
    May 31, 1994(1)                     $10.00      0.19         (0.20)      (0.15)         (0.00)      $ 9.84    (0.15)%*
---------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 GROWTH AND INCOME FUND
  For the year ended
    May 31, 1997                        $15.23      0.12          2.63       (0.11)         (0.33)      $17.54    18.33%
  For the year ended
    May 31, 1996                        $12.16      0.10          3.08       (0.11)         (0.00)      $15.23    26.32%
  For the year ended
    May 31, 1995                        $10.57      0.11          1.67       (0.10)         (0.09)      $12.16    17.09%
  For the period ended
    May 31, 1994(2)                     $10.00      0.12          0.56       (0.11)         (0.00)      $10.57     6.80%*
---------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 GROWTH FUND
  For the year ended
    May 31, 1997                        $11.27      0.02          0.96       (0.05)         (0.00)      $12.20     8.77%
  For the period ended
    May 31, 1996(3)                     $10.00      0.02          1.25       (0.00)         (0.00)      $11.27    12.70%*
---------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 INTERNATIONAL EQUITY FUND
  For the year ended
    May 31, 1997                        $12.05      0.07          1.23       (0.09)         (0.06)      $13.20    10.93%
  For the year ended
    May 31, 1996                        $10.41      0.11          1.85       (0.27)         (0.05)      $12.05    19.08%
  For the period ended
    May 31, 1995(4)                     $10.00      0.06          0.35       (0.00)         (0.00)      $10.41     4.73%*
---------------------------------------------------------------------------------------------------------------------------

                                                                              RATIO      RATIO OF
                                          NET                    RATIO     OF EXPENSES  NET INCOME
                                         ASSETS      RATIO       OF NET     TO AVERAGE  TO AVERAGE
                                          END      OF EXPENSES   INCOME     NET ASSETS  NET ASSETS   PORTFOLIO   AVG.
                                        OF PERIOD  TO AVERAGE  TO AVERAGE   (EXCLUDING  (EXCLUDING   TURNOVER   COMM.
                                          (000)    NET ASSETS  NET ASSETS    WAIVERS)    WAIVERS)      RATE     RATE(5)
-----------------------------------------------------------------------------------------------------------------------
BOSTON 1784 ASSET ALLOCATION FUND
  For the year ended
    May 31, 1997                        $ 35,522     1.07%         2.87%      1.37%       2.57%        23.60%  $0.0717
  For the year ended
    May 31, 1996                        $ 16,831     1.25%         2.86%      1.90%       2.21%        39.56%   N/A
  For the year ended
    May 31, 1995                        $  8,622     1.25%         2.88%      2.51%       1.62%        67.23%   N/A
  For the period ended
    May 31, 1994(1)                     $  6,928     1.25%         2.62%      3.61%       0.26%        28.19%   N/A
-----------------------------------------------------------------------------------------------------------------------
BOSTON 1784 GROWTH AND INCOME FUND
  For the year ended
    May 31, 1997                        $457,952     0.92%         0.77%      1.19%       0.50%        15.35%  $0.0556
  For the year ended
    May 31, 1996                        $303,463     0.94%         0.78%      1.24%       0.48%        39.50%   N/A
  For the year ended
    May 31, 1995                        $229,200     0.94%         1.05%      1.23%       0.76%        38.94%   N/A
  For the period ended
    May 31, 1994(2)                     $121,717     0.35%         1.23%      1.36%       0.22%        31.55%   N/A
-----------------------------------------------------------------------------------------------------------------------
BOSTON 1784 GROWTH FUND
  For the year ended
    May 31, 1997                        $261,487     0.77%         0.17%      1.15%      (0.21%)       57.46%  $0.0548
  For the period ended
    May 31, 1996(3)                     $ 46,026     0.20%         1.75%      1.73%       0.22%         0.00%   N/A
-----------------------------------------------------------------------------------------------------------------------
BOSTON 1784 INTERNATIONAL EQUITY FUND
  For the year ended
    May 31, 1997                        $503,048     1.27%         0.41%      1.52%       0.16%        22.88%  $0.0037
  For the year ended
    May 31, 1996                        $362,460     1.13%         0.76%      1.61%       0.28%        15.55%   N/A
  For the period ended
    May 31, 1995(4)                     $148,439     0.89%         2.06%      1.70%       1.25%        11.03%   N/A
-----------------------------------------------------------------------------------------------------------------------

  * Returns are for the period indicated and have not been annualized.
(1) The Asset Allocation Fund commenced operations on June 14, 1993. All ratios for the period have been annualized.
(2) The Growth and Income Fund commenced operations on June 7, 1993. All ratios for the period have been annualized.
(3) The Growth Fund commenced operations on March 28, 1996. All ratios for the period have been annualized.
(4) The International Equity Fund commenced operations on January 3, 1995. All ratios for the period have been annualized.
(5) Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is required for fiscal years beginning after September 1, 1995.

PROSPECTUS

INVESTMENT INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT POLICIES: THIS SECTION DESCRIBES EACH FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT POLICIES. ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS ARE DESCRIBED IN THE NEXT SECTIONS. EACH FUND'S INVESTMENT OBJECTIVE IS FUNDAMENTAL, MEANING THAT IT CANNOT BE CHANGED WITHOUT THE APPROVAL OF SHAREHOLDERS OF THAT FUND. OF COURSE, THERE CAN BE NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

MONEY MARKET FUNDS

The investment objective of BOSTON 1784 U.S. TREASURY MONEY MARKET FUND, BOSTON 1784 PRIME MONEY MARKET FUND and BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND is to preserve principal value and maintain a high degree of liquidity while providing current income.

The investment objective of BOSTON 1784 TAX-FREE MONEY MARKET FUND is to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

The U.S. TREASURY MONEY MARKET FUND and INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND invest primarily in U.S. Treasury obligations, including bills, notes and bonds, and repurchase agreements secured by U.S. Treasury obligations. Under normal circumstances, at least 65% of these Funds' assets are invested in these securities. U.S. Treasury obligations are supported by the "full faith and credit" of the United States. Under normal circumstances, these Funds invest the rest of their assets in obligations of U.S. government agencies or instrumentalities and repurchase agreements secured by these obligations. Subject to applicable law, the Institutional Treasury Fund also invests in other mutual funds that hold only U.S. government obligations and repurchase agreements secured by these obligations. Some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States, others by the right of the issuer to borrow from the U.S. Treasury and others only by the credit of the agency or instrumentality. ALTHOUGH THE FUNDS INVEST IN U.S. GOVERNMENT OBLIGATIONS, AN INVESTMENT IN THE FUNDS IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

The PRIME MONEY MARKET FUND invests primarily in high quality money market instruments. These instruments include short-term U.S. government obligations, corporate bonds, bank obligations (including certificates of deposit, bankers' acceptances and fixed time obligations), commercial paper and other short-term debt obligations and repurchase agreements.

The TAX-FREE MONEY MARKET FUND invests primarily in municipal securities. Municipal securities are debt securities issued by the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities that pay interest that is exempt from federal income tax, including the alternative minimum tax. Municipal securities also may be issued by other qualifying issuers and include bonds, notes and commercial paper. Under normal circumstances, at least 80% of the Fund's net assets are invested in municipal securities. The Fund may also invest in taxable money market instruments, such as short-term U.S. government obligations, bank obligations (including certificates of deposit, bankers' acceptances and fixed time obligations), commercial paper and other short-term debt obligations and repurchase agreements. Under normal circumstances, not more than 20% of the Fund's assets are invested in taxable instruments.

Each Fund employs specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. There can be no assurance, however, that a constant net asset value will be maintained on a continuing basis.

The Funds comply with industry regulations applicable to money market funds. These regulations require that each Fund's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of each Fund's investments (on a dollar-weighted basis) be 90 days or less, and that all of the Funds' investments be in U.S. dollar-denominated high quality securities which have been determined by the Adviser to present minimal credit risks. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term.

BOND FUNDS

The investment objective of BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND is current income consistent with preservation of capital.

The investment objective of BOSTON 1784 SHORT-TERM INCOME FUND and BOSTON 1784 INCOME FUND is to maximize current income. Preservation of capital is a secondary objective for both of these Funds.

PROSPECTUS

--------------------------------------------------------------------------------

The U.S. GOVERNMENT MEDIUM-TERM INCOME FUND invests primarily in U.S. government obligations and repurchase agreements secured by U.S. government obligations. U.S. government obligations are obligations issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. Some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States, others by the right of the issuer to borrow from the U.S. Treasury and others only by the credit of the agency or instrumentality. Under normal circumstances, at least 65% of the Fund's assets are invested in U.S. government obligations and repurchase agreements secured by U.S. government obligations.

The Fund invests both in direct obligations of the U.S. government and in obligations such as mortgage-backed securities in the form of mortgage pass-through certificates issued or guaranteed by the U.S. government or its agencies. ALTHOUGH THE FUND INVESTS IN U.S. GOVERNMENT OBLIGATIONS, AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

The Fund's average weighted maturity is expected to be from three to ten years under normal circumstances.

BOSTON 1784 SHORT-TERM INCOME FUND and BOSTON 1784 INCOME FUND invest primarily in debt securities, such as bonds, debentures, notes, mortgage- and asset-backed securities, and municipal securities. Under normal circumstances, at least 80% of each Fund's assets are invested in these securities. Each Fund may invest up to 30% of its assets in securities of non-U.S. issuers, including issuers in developing countries.

The Funds generally invest in securities of medium to high credit quality. Under normal circumstances, the Funds expect to invest at least 65% of their assets in securities rated A or better by Standard & Poor's or Moody's or of comparable quality as determined by the Adviser. These ratings are described in the Statement of Additional Information. Investments in higher quality instruments may result in a lower yield than would be available from investments in lower quality instruments.

The Short-Term Income Fund's average weighted maturity is expected to be not more than three years under normal circumstances. Short-term debt securities generally fluctuate less in price, and have lower yields, than longer-term securities of comparable quality.

The Income Fund's average weighted maturity is expected to be from seven to thirty years under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.

TAX-EXEMPT FUNDS

The investment objective of BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND is current income, exempt from federal income tax, consistent with preservation of capital.

The investment objective of BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND is current income exempt from both federal and Connecticut personal income tax. Preservation of capital is a secondary objective.

The investment objective of BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND is current income exempt from federal income tax through Fund shares which are exempt from Florida intangible personal property tax. Preservation of capital is a secondary objective.

The investment objective of BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND is current income, exempt from both federal and Massachusetts personal income tax, consistent with preservation of capital.

The investment objective of BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND is current income exempt from federal income tax, from Rhode Island personal income tax and the Rhode Island business corporation tax. Preservation of capital is a secondary objective.

The TAX-EXEMPT MEDIUM-TERM INCOME FUND invests primarily in municipal securities. Municipal securities are debt securities issued by the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities that pay interest that is exempt from federal income tax, including the alternative minimum tax. Municipal securities also may be issued by other qualifying issuers and include bonds, notes and commercial paper. The Fund may invest in "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer, and in "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source. Under normal circumstances, at least 80% of the Fund's net assets are invested in municipal securities.

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The Fund also may invest in debt securities that pay interest that is not exempt from federal income tax or is subject to the alternative minimum tax, such as U.S. government obligations, corporate bonds, bank obligations, commercial paper and repurchase agreements. Under normal circumstances, not more than 20% of the Fund's assets are invested in these instruments.

The Fund invests in investment grade securities. While investment grade securities may be high quality, securities in the lowest categories of investment grade and securities of comparable quality may have speculative characteristics. In adverse economic or other circumstances, issuers of these securities are more likely to have difficulty making principal and interest payments than issuers of higher grade obligations.

The Fund's average weighted maturity is expected to be from three to ten years under normal circumstances.

The CONNECTICUT TAX-EXEMPT INCOME FUND, FLORIDA TAX-EXEMPT INCOME FUND, MASSACHUSETTS TAX-EXEMPT INCOME FUND and RHODE ISLAND TAX-EXEMPT INCOME FUND invest primarily in State municipal securities. State municipal securities are municipal securities that pay interest that is exempt from that state's personal income tax or, in Florida, municipal securities that are not subject to Florida's intangible personal property tax. Each Fund also may invest in municipal securities that pay interest that is not exempt from state income tax. Under normal circumstances, at least 80% of each Fund's net assets are invested in municipal securities and at least 65% of each Fund's assets are invested in State municipal securities. See Appendix A for information on taxable equivalent yields.

Each Fund also may invest in debt securities that pay interest that is not exempt from federal or state income tax. Under normal circumstances, not more than 20% of each Fund's assets are invested in these securities.

Like the Tax-Exempt Medium-Term Income Fund, these Funds invest in investment grade securities. Some of these securities may have speculative characteristics, and in adverse economic or other circumstances, issuers of these securities are more likely to have difficulty making principal and interest payments than issuers of higher grade obligations. Each Fund's average weighted maturity is expected to be from five to ten years under normal circumstances.

These Funds are non-diversified, meaning that they may invest a relatively high percentage of their assets in the obligations of a limited number of issuers. As a result, each Fund may be more susceptible to any single economic, political or regulatory occurrence. Each Fund is particularly susceptible to events affecting issuers in its particular state. See "Risk Considerations" on page 13 for more information.

STOCK FUNDS
The investment objective of BOSTON 1784 ASSET ALLOCATION FUND is to achieve a favorable total rate of return through current income and capital appreciation consistent with preservation of capital, derived from investing in fixed income and equity securities.

The investment objective of BOSTON 1784 GROWTH AND INCOME FUND is long-term growth of capital with a secondary objective of income.

The investment objective of BOSTON 1784 GROWTH FUND is capital appreciation. Dividend income, if any, is incidental to this objective.

The investment objective of BOSTON 1784 SMALL CAP EQUITY FUND is capital appreciation. Dividend income, if any, is incidental to this objective.

The investment objective of BOSTON 1784 LARGE CAP EQUITY FUND is income and capital appreciation.

The investment objective of BOSTON 1784 INTERNATIONAL EQUITY FUND is long-term growth of capital. Dividend income, if any, is incidental to this objective.

The ASSET ALLOCATION FUND allocates its assets between equity securities and debt securities. Under normal circumstances, 30% to 70% of the Fund's assets are invested in equity securities, 30% to 60% are invested in intermediate and long-term debt securities and 0% to 40% are invested in short-term debt securities or money market instruments. Equity securities include common stock, warrants to purchase common stock, debt securities convertible into common stock, convertible and non-convertible preferred stock and depositary receipts. The Adviser determines the mix of investments between equity and debt securities based on current economic and market conditions and underlying securities values.


The Fund's equity securities generally are securities of issuers with market capitalizations of at least $250 million that the Adviser believes are financially sound, have a track record of growth in earnings and dividends, and offer the prospect for above-average growth, including growth in dividends (referred to as Established Companies). The Fund's debt securities include investment grade corporate debt securities, debt obligations issued or guaranteed as to the payment of principal and interest by the U.S. government or by non-U.S. governments and mortgage-backed and asset-backed securities rated A or better by Standard & Poor's or Moody's or of comparable quality as determined by the Adviser. These ratings are described in the Statement of Additional Information.

PROSPECTUS

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The Fund's money market investments include short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements.

The GROWTH AND INCOME FUND invests primarily in common stock (including depositary receipts) of U.S. and non-U.S. issuers. Under normal circumstances, at least 65% of the Fund's assets are invested in these securities.

The Fund emphasizes equity securities of Established Companies. The Fund also may invest in other securities that provide an opportunity for appreciation or income, such as convertible and non-convertible debt securities, preferred stock, warrants, and money market instruments.

The GROWTH FUND invests primarily in common stock (including depositary receipts) and securities convertible into common stock of U.S. and non-U.S. issuers. Under normal circumstances, at least 65% of the Fund's assets are invested in these securities. The Fund emphasizes securities of issuers that the Adviser believes have above-average growth potential, including securities of smaller, lesser-known companies. The Fund may also pursue growth by investing in companies with established products that are developing new product lines, new management methods or new distribution channels, companies that may be industry leaders, or revitalized companies in declining industries that hold a strong position in the market. Growth may be measured by earnings, cash flow or gross sales. While some of the Fund's investments may pay dividends, receipt of current income is not a consideration in selecting investments.

The Fund may also invest in non-convertible debt securities, preferred stocks and money market instruments. Under normal circumstances, not more than 35% of the Fund's assets are invested in these securities.

The SMALL CAP EQUITY FUND invests primarily in common stock (including depositary receipts) and securities convertible into common stock of U.S. and non-U.S. issuers that have small market capitalizations. Under normal circumstances, at least 65% of the Fund's total assets are invested in these securities. Small market capitalization companies are those with market capitalizations of $1.5 billion or less at the time of the Fund's investment. The average market capitalization of companies whose securities are held by the Fund, on a dollar-weighted basis, is not expected to exceed $1 billion. Securities of small market capitalization companies may be listed on registered exchanges or traded in the over-the-counter markets.

The Fund emphasizes securities of issuers that the Adviser believes have above-average growth potential, including securities of lesser-known companies. In addition, the Fund may invest in companies that are believed to be emerging companies relative to their potential markets. The Fund may invest in securities of issuers in developing countries. While some of the Fund's investments may pay dividends, receipt of current income is not a consideration in selecting investments.

The Fund may also invest in non-convertible debt securities, preferred stocks and money market instruments. Under normal circumstances, not more than 35% of the Fund's assets are invested in these securities.

The LARGE CAP EQUITY FUND invests primarily in equity securities of U.S. and non-U.S. issuers that have large market capitalizations. Under normal circumstances, at least 65% of the Fund's total assets are invested in these securities. Large market capitalization companies are those with market capitalizations of $3 billion or more at the time of the Fund's investment. The average market capitalization of companies whose securities are held by the Fund, on a dollar-weighted basis, is expected to exceed $5 billion. Equity securities include common and preferred stocks, securities convertible into common or preferred stock, partnership interests, warrants, and depositary receipts. The Fund emphasizes securities of issuers that the Adviser believes pay high dividends or offer high rates of return.

The Fund may also invest in non-convertible debt securities and money market instruments. Under normal circumstances, not more than 35% of the Fund's total assets are invested in these securities.

The INTERNATIONAL EQUITY FUND invests primarily in equity securities of non-U.S. issuers. Under normal circumstances, at least 65% of the Fund's assets are invested in securities of issuers organized in at least three countries other than the United States. Equity securities include common stock, preferred stock, securities convertible into common stock, trust or limited partnership interests, rights and warrants to acquire equity securities, and depositary receipts or other similar securities representing common stock of foreign issuers. The Fund may invest in securities of issuers in developing countries. The Fund emphasizes equity securities of issuers with market capitalizations of at least $100 million that the Fund's Advisers believe are financially sound, have a track record of growth in earnings and dividends, and have above-average growth potential. While some of the Fund's investments may pay dividends, receipt of current income is not a consideration in selecting investments.

PROSPECTUS

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ADDITIONAL INVESTMENT POLICIES: THIS SECTION DESCRIBES ADDITIONAL INVESTMENT POLICIES OF THE FUNDS. SEE "RISK CONSIDERATIONS" ON PAGE 13 FOR MORE INFORMATION.

NON-U.S. SECURITIES
Each Fund may invest a portion of its assets in non-U.S. securities. The International Equity Fund will invest most of its assets in non-U.S. securities. Investing in non-U.S. securities involves risks in addition to those of investing in U.S. securities. These risks are heightened for investments in securities of issuers in developing countries. See "Risk Considerations".

TEMPORARY INVESTMENTS

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, each Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

OTHER PERMITTED INVESTMENTS

For more information regarding the Funds' permitted investments and investment practices, see Appendix B. The Funds will not necessarily invest or engage in each of the investments and investment practices in Appendix B but reserve the right to do so. The Money Market Funds will invest or engage in the investments and investment practices in Appendix B only to the extent consistent with industry regulations applicable to money market funds.

OTHER INVESTMENT COMPANIES
Each of the Prime Money Market Fund, the Florida Tax-Exempt Income Fund, the Growth Fund, the Small Cap Equity Fund, the Large Cap Equity Fund, and the International Equity Fund may invest substantially all of its assets in a mutual fund having the same investment objective and policies as that particular Fund. This structure is known as a master/feeder investment structure. Shareholders of a Fund will be given at least 30 days' notice before that Fund converts to this structure.

INVESTMENT RESTRICTIONS

The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Funds, including a limitation that each Fund may borrow money from banks in an amount not to exceed 33 1/3% of the Fund's total assets for extraordinary or emergency purposes (e.g., to meet redemption requests). Shareholder approval is required to change each Fund's investment objective. Generally, the Funds' investment policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in a Fund's securities will not be a violation of policy.

PORTFOLIO TURNOVER
Securities of a Fund will be sold whenever the Adviser or Advisers believe it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The turnover rates for each Fund are included in the Financial Highlights for that Fund. The amount of brokerage commissions and realization of taxable capital gains will tend to increase as the level of portfolio activity increases. The annual turnover rates for the Florida Tax-Exempt Income Fund and the Large Cap Equity Fund are not expected to exceed 100%, and the annual turnover rate for the Small Cap Equity Fund is not expected to exceed 150%.

BROKERAGE TRANSACTIONS

The primary consideration in placing each Fund's securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Funds may execute brokerage or other agency transactions through an investment adviser or distributor of the Funds. The adviser or distributor will be paid for these transactions.

PROSPECTUS

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RISK CONSIDERATIONS: THE RISKS OF INVESTING IN EACH FUND VARY DEPENDING UPON THE NATURE OF THE SECURITIES HELD, AND THE INVESTMENT PRACTICES EMPLOYED, ON ITS BEHALF. CERTAIN OF THESE RISKS ARE DESCRIBED IN THIS SECTION.

CHANGES IN NET ASSET VALUE
Each Bond, Tax-Exempt and Stock Fund's net asset value will fluctuate based on changes in the values of its underlying portfolio securities. This means that an investor's shares may be worth more or less at redemption than at the time of purchase. (The Money Market Funds employ procedures to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that a stable net asset value will be maintained.) Equity securities fluctuate in response to general market and economic conditions and other factors, including actual and anticipated earnings, changes in management, political developments and the potential for takeovers and acquisitions. The value of debt securities, including municipal securities, generally goes down when interest rates go up, and up when interest rates go down. Changes in interest rates will generally cause larger changes in the prices of longer-term securities than in the prices of shorter-term securities. Prices of debt securities also fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower rated securities often fluctuate more than those of higher rated securities.

CREDIT RISK OF DEBT SECURITIES
It is possible that some issuers will not make payments on debt securities held by a Fund. Investors should be aware that securities offering above-average yields may involve above-average risks. Securities rated in the lowest categories of investment grade (that is, BBB by Standard & Poor's or Baa by Moody's) and equivalent securities may have speculative characteristics. In adverse economic or other circumstances, issuers of these securities are more likely to have difficulty making principal and interest payments than issuers of higher grade obligations.

NON-U.S. SECURITIES
Investments in non-U.S. securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments. In addition, non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Non-U.S. markets may be less liquid and more volatile than U.S. markets, and may offer less protection to investors such as the Funds. Prices at which a Fund may acquire securities may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund.

Since non-U.S. securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. In addition, some non-U.S. currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets.

Equity securities traded in certain foreign countries may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States. These multiples may not be sustainable. Rapid increases in the money supply in certain countries may result in speculative investment in equity securities, which may contribute to volatility of trading markets.

The costs attributable to non-U.S. investing, such as the costs of maintaining custody of securities in non-U.S. countries, frequently are higher than those involved in U.S. investing. As a result, the operating expense ratios of the Funds may be higher than those of investment companies investing exclusively in U.S. securities.

The International Equity Fund, the Short-Term Income Fund, the Income Fund, the Small Cap Equity Fund, and the Large Cap Equity Fund may invest in issuers located in developing countries, such as the Philippines, Malaysia, Indonesia, Thailand, South Korea, India, Poland, Hungary, Brazil, Peru and Russia. Developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in non-U.S. securities are heightened by investing in developing


PROSPECTUS

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countries. Experience indicates that the markets of developing countries have been more volatile than the markets of developed countries with more mature economies; these markets often have provided higher rates of return, and greater risks, to investors.

SMALLER COMPANIES

Investors in the Stock Funds, particularly the Growth Fund and the Small Cap Equity Fund, should be aware that the securities of companies with small market capitalizations may have more risks than the securities of other companies. Smaller companies may be more susceptible to market downturns or setbacks because they may have limited product lines, markets, distribution channels, and financial and management resources. Smaller companies also may have cash flow or cash availability problems by virtue of their limited product lines and resources. There is often less publicly available information about smaller companies than about more established companies. As a result, the prices of securities issued by smaller companies may be volatile. Securities of these companies also may be less actively or frequently traded than securities of larger companies. Shares of the Stock Funds, particularly the Growth Fund and the Small Cap Equity Fund, may fluctuate in value more than shares of a fund with more investments in larger, more established companies.

"REVENUE" OBLIGATIONS
Each Bond and Tax-Exempt Fund may invest in municipal obligations that are payable only from the revenues generated from a specific project or from another specific revenue source. Projects may suffer construction delays, increased costs or reduced revenues as a result of political, regulatory, economic and other factors. As a result, projects may not generate sufficient revenues to pay principal and interest on municipal securities held by a Fund.

NON-DIVERSIFIED FUNDS

Each state Tax-Exempt Fund is a non-diversified mutual fund. This means that it is not subject to any statutory restrictions under the Investment Company Act of 1940 limiting the investment of its assets in one or relatively few issuers (although certain diversification requirements are imposed by the Internal Revenue Code). Since each of these Funds may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the value of shares of these Funds may be more susceptible to any single economic, political or regulatory occurrence. Each of these Funds also may invest 25% or more of its assets in securities the issuers of which are located in the same state or the interest on which is paid from revenues of similar type projects or that are otherwise related in such a way that a single economic, business or political development or change affecting one of the securities would also affect other securities. Investors should consider the greater risk inherent in these policies when compared with more diversified mutual funds.

The Statement of Additional Information describes recent economic events in Connecticut, Florida, Massachusetts and Rhode Island. Each state Fund is particularly susceptible to events affecting issuers in its state.

INVESTMENT PRACTICES

Certain of the investment practices employed for the Funds may entail certain risks. These risks are in addition to the risks described above and are described in Appendix B.



PROSPECTUS

DIVIDENDS AND DISTRIBUTIONS
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MONEY MARKET FUNDS
Substantially all of each Money Market Fund's net income from dividends and interest is declared as a dividend daily to shareholders of record. Shares begin accruing dividends on the date of purchase, and accrue dividends up to and including the day prior to redemption. Dividends are paid MONTHLY on the first business day of each month.


BOND FUNDS AND TAX-EXEMPT FUNDS
Substantially all of each Bond Fund's and each Tax-Exempt Fund's net income from dividends and interest is declared as a dividend daily to shareholders of record. Shares begin accruing dividends on the day following the date of purchase, and accrue dividends through and including the day of redemption. Dividends are paid MONTHLY on or about the last business day of each month.

STOCK FUNDS
Substantially all of each Stock Fund's net income from dividends and interest is paid to its shareholders of record as follows:

      For the Asset Allocation Fund, the Growth and Income Fund, and the Large Cap Equity Fund, quarterly on or about the last day of MARCH,JUNE, SEPTEMBER and DECEMBER.

      For the Growth Fund and the Small Cap Equity Fund, semi-annually on or about the last day of JUNE and DECEMBER.

      For the International Equity Fund, annually on or about the last day of DECEMBER.

ALL FUNDS

Each Fund's net realized short-term and long-term capital gains, if any, will be distributed to the Fund's shareholders at least annually. Each Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

Distributions are paid in additional shares issued at net asset value unless the shareholder elects to receive payment in cash.

If a shareholder has elected to receive dividends and/or distributions in cash, and the postal or other delivery service fails to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the shareholder servicing agent with regard to uncashed distribution checks, the shareholder's distribution option will automatically be converted to having dividends and other distributions reinvested in additional shares. Requests to change a distribution option must be received by the shareholder servicing agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.



PROSPECTUS

MANAGEMENT
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TRUSTEES AND OFFICERS

Each Fund is supervised by the Board of Trustees of Boston 1784 Funds. More information on the Trustees and Fund officers may be found under "Management" in the Statement of Additional Information.

INVESTMENT ADVISER
BankBoston is the investment adviser of each Fund yand, subject to policies set by the Trustees, makes investment decisions. BankBoston is the successor to a bank chartered in 1784 and offers a wide range of banking and investment services to customers throughout the world. BankBoston has been providing asset management services since 1890. The Private Bank Division of BankBoston is the investment management group within BankBoston that advises the Funds. As of July 31, 1997, the Private Bank was responsible for the investment management of approximately $24 billion of individual, institutional, endowment and corporate assets, including nearly $7 billion in assets of the Funds, in money market, equity, and fixed income securities. The Private Bank has earned national recognition and respect as an investment manager. BankBoston is a wholly-owned subsidiary of BankBoston Corporation; its legal name is BankBoston, National Association and its address is 100 Federal Street, Boston, Massachusetts 02110. Prior to April 24, 1997, BankBoston's legal name was The First National Bank of Boston.

Kleinwort Benson Investment Management Americas Inc. serves as investment adviser to the International Equity Fund with BankBoston. Kleinwort furnishes an investment program in conjunction with BankBoston's analysis of market developments in South America. Investment decisions are joint. Kleinwort, 75 Wall Street, New York, New York 10005, is the U.S.-registered investment management subsidiary of the London-based Kleinwort Benson Group plc, a merchant banking group whose origins date back to 1792, which in turn is a subsidiary of Dresdner Bank A.G. Since it commenced operations in 1980, Kleinwort has managed investment accounts, primarily for institutions in North America, comprised of equity, fixed income and balanced portfolios. Kleinwort and its affiliates manage approximately $50 billion of assets.

The following individuals at BankBoston (and for the International Equity Fund, Kleinwort) are responsible for the daily management of the Bond, Tax-Exempt and Stock Funds:

BOND FUNDS

BOSTON 1784 SHORT-TERM INCOME FUND
      MARY K. WERLER has been the manager of the Fund since July 1994 (commencement of its operations). Ms. Werler, who has more than eleven years of investment management experience, has been a Fund Manager at BankBoston since 1993. From 1987 to 1993, Ms. Werler was an Associate Portfolio Manager with Keystone Investment Co.

BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND AND BOSTON 1784 INCOME FUND
      EMMETT M. WRIGHT, Senior Fund Manager, has been a manager of the U.S. Government Medium-Term Income Fund and of the Income Fund since September 1995 (sole manager since May 1997). Mr. Wright, who has more than six years of investment management and research analysis experience, was an Associate Fund Manager at BankBoston from 1993 to 1994 and has been a Fund Manager at BankBoston since 1994.

TAX-EXEMPT FUNDS
BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND,
BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND AND
BOSTON 1784 RHODE ISLAND TAX EXEMPT INCOME FUND
      DAVID H. THOMPSON, Director of Fund Management, has been the manager of the Tax-Exempt Medium-Term Income Fund since June 1993 (commencement of its operations) and the manager of the Connecticut Tax-Exempt Income Fund and the Rhode Island Tax-Exempt Income Fund since September 1995. Mr. Thompson, who has more than 22 years of experience in investment management, research analysis and securities trading, has been the Director of Fund Management at BankBoston since 1985.

      CARL W. PAPPO has been Assistant Fund Manager of the Tax-Exempt Medium-Term Income Fund, Connecticut Tax-Exempt Income Fund and Rhode Island Tax-Exempt Income Fund since 1996. Mr. Pappo, who has six years investment management experience, traded fixed income securities at BayBank Investment Management prior to joining the BankBoston investment management team.



PROSPECTUS

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BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND

      DAVID H. THOMPSON, Director of Fund Management, and SUSAN A. SANDERSON, Senior Fund Manager, have been the co-managers of the Fund since
      June 1997 (commencement of operations). Mr. Thompson's investment experience is described above. Ms. Sanderson, who has more than 15 years of experience in investment management and securities trading, has been a Fund Manager at BankBoston since 1991.

BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
      SUSAN A. SANDERSON, Senior Fund Manager, has been the manager of the Fund since June 1993 (commencement of its operations). Ms. Sanderson's investment experience is described above.

STOCK FUNDS
BOSTON 1784 ASSET ALLOCATION FUND
      RONALD J. CLAUSEN, Senior Fund Manager, has been the co-manager of the Fund since June 1993 (commencement of its operations). Mr. Clausen, who has more than 30 years of experience in investment management and research analysis, has been a Senior Fund Manager at BankBoston since 1984.
      EMMETT M. WRIGHT, Senior Fund Manager, has been the co-manager of the Fund since May 1997. Mr. Wright's experience is described above.

BOSTON 1784 GROWTH AND INCOME FUND
      EUGENE D. TAKACH, Senior Fund Manager, and THEODORE E. OBER, Senior Fund Manager, have been the co-managers of the Fund since June 1993 (commencement of its operations). Mr. Takach, who has more than 30 years of experience in investment management, research analysis and securities trading, has been a Portfolio Manager at BankBoston since 1971. Mr. Ober, who has more than ten years of experience in investment management and research analysis, has been a Research Analyst, Fund Manager and Senior Fund Manager at BankBoston since 1987.

BOSTON 1784 GROWTH FUND
      EUGENE D. TAKACH, Senior Fund Manager, and THEODORE E. OBER, Senior Fund Manager, have been the co-managers of the Fund since March 1996 (commencement of its operations). Their investment experience is described above.

BOSTON 1784 SMALL CAP EQUITY FUND
      EUGENE D. TAKACH, Senior Fund Manager, and THEODORE E. OBER, Senior Fund Manager, have been the co-managers of the Fund since commencement of its operations. Their investment experience is described above.

BOSTON 1784 LARGE CAP EQUITY FUND
      WILLIAM W. JENNINGS, Senior Investment Counsellor for the Private Bank at BankBoston, has been the manager of the Fund since the commencement of its operations. Mr. Jennings has over 25 years experience in investment management and has been with BankBoston since 1972.

BOSTON 1784 INTERNATIONAL EQUITY FUND

      KENTON J. IDE, Director of Investments for the Private Bank at BankBoston, and JULIET COHN, senior portfolio manager at Kleinwort, have been managers of the Fund since January 1995 (commencement of its operations). Mr. Ide, who has more than twenty years experience in investment management and research analysis, has been with BankBoston since early 1993. From 1983 to 1993, Mr. Ide was a Senior Vice President with the Private Client Group of Boston Safe Deposit and Trust Company. Ms. Cohn, who has more than twelve years experience in investment management, has been with Kleinwort since 1987.

Management's discussion of Fund performance is included in the Annual Reports, which may be obtained without charge by calling 1-800-BKB-1784.

ADVISORY FEES. BankBoston is entitled to receive investment advisory fees, which are accrued daily and payable monthly, of .40% of each Money Market Fund's average daily net assets (.20% for the Institutional U.S. Treasury Money Market
Fund), .74% of each Bond and each Tax-Exempt Fund's average daily net assets (.50% for the Short-Term Income Fund) and .74% of each Stock Fund's average daily net assets (other than the International Equity Fund).

For the International Equity Fund, BankBoston and Kleinwort each are entitled to receive an investment advisory fee of .50% of the Fund's average net assets, for a total of 1.00% of the Fund's average daily net assets. This fee is higher than the fee paid by most investment companies in general.

BankBoston has agreed to waive its investment advisory fees to the extent necessary to limit the total operating expenses of each Fund to a specified level. BankBoston also may contribute to the Funds from time to time to help them maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time.



PROSPECTUS

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                                       17

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The following chart shows the investment advisory fees paid by each Fund for the fiscal year ended May 31, 1997. The Florida Tax-Exempt Income Fund, the Small Cap Equity Fund and the Large Cap Equity Fund are newly organized and had no operations during that fiscal year.

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                                           Advisory fees paid
                                       (expressed as a percentage
                                         of average net assets)
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Tax-Free Money Market Fund                         .38%
U.S. Treasury Money Market Fund                    .35
Institutional U.S. Treasury Money Market Fund      .19
Prime Money Market Fund                            .30
Short-Term Income Fund                             .50
Income Fund                                        .64
U.S. Government Medium-Term Income Fund            .63
Tax-Exempt Medium-Term Income Fund                 .62
Connecticut Tax-Exempt Income Fund                 .63
Massachusetts Tax-Exempt Income Fund               .60
Rhode Island Tax-Exempt Income Fund                .61
Asset Allocation Fund                              .73
Growth and Income Fund                             .72
Growth Fund                                        .63
International Equity Fund                         1.00
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BANKING RELATIONSHIPS. BankBoston and its affiliates may have banking relationships with the issuers of securities purchased for the Funds. These relationships may include outstanding loans to issuers which may be repaid in whole or in part with the proceeds of securities purchased for the Funds. BankBoston has informed the Funds that in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of BankBoston or any of its affiliates.

BANK REGULATORY MATTERS. The Glass-Steagall Act prohibits certain financial institutions, such as BankBoston, from underwriting securities of open-end investment companies, such as the Funds. BankBoston believes that its investment advisory services are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent BankBoston from continuing to perform these services. If that were to happen, the Funds would seek alternative means for obtaining these services.

ADMINISTRATOR. SEI Fund Resources provides administrative and fund accounting services to the Funds, including regulatory reporting, office facilities, and equipment and personnel. SEI receives a fee for these services, which is calculated daily and paid monthly, at an annual rate of .085% of the first $5 billion of the Funds' combined average daily net assets and .045% of combined average daily net assets in excess of $5 billion. SEI has agreed to waive portions of its fee from time to time. SEImay retain sub-administrators, including BankBoston, whose fees would be paid by SEI.

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT. Boston Financial Data Services, 2 Heritage Drive, North Quincy, Massachusetts 02171, is the Funds' dividend disbursing agent. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the transfer agent. BankBoston is the Funds' shareholder servicing agent.

DISTRIBUTION ARRANGEMENTS. SEI Investments Distribution Co. (formerly known as SEI Financial Services Company), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456, is the distributor of shares of each Fund. Under a Distribution Plan which has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund (other than the Money Market Funds) may pay monthly fees at an annual rate of up to .25% of the Fund's average daily net assets. These fees may be used by the Distributor to compensate itself for its services or for advertising, marketing or other promotional activities. The Distribution Plan and related Distribution Agreement obligate the Funds to pay fees to the Distributor as compensation for its services, not as reimbursement for specific expenses incurred. The Distributor has agreed to waive its fee. This waiver is voluntary and may be terminated at any time.

From time to time, the Distributor may provide incentive compensation to its own employees and employees of banks (including BankBoston), broker-dealers and investment counselors in connection with the sale of shares of the Funds. Promotional incentives may be cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, will be offered uniformly to all program participants and will be predicated upon the amount of shares of the Funds sold by the participant.

CUSTODIAN. BankBoston is the Funds' custodian. Fund securities may be held by a sub-custodian bank approved by the Trustees.

PROSPECTUS

SHAREHOLDER SERVICES
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This section describes how to do business with the Funds and shareholder services that are available.

HOW TO REACH THE FUNDS
          BY TELEPHONE   1-800-BKB-1784
                         Call for account or Fund information
                         Monday through Friday 8 a.m. to 8 p.m.
                         or Saturday and Sunday 9 a.m.
                         to 4 p.m. (Eastern time).

       BY REGULAR MAIL   Boston 1784 Funds
                         P.O. Box 8524
                         Boston, MA 02266-8524

  BY OVERNIGHT COURIER   Boston 1784 Funds
                         c/o Boston Financial Data Services
                         2 Heritage Drive
                         North Quincy, MA 02171
TYPES OF ACCOUNTS

If you are investing in the Funds for the first time, you will need to establish an account. You may establish the following types of accounts by completing an account application. To obtain an application, call 1-800-BKB-1784.

[SQUARE BULLET] INDIVIDUAL OR JOINT OWNERSHIP. Individual accounts are owned by one person. Joint accounts have two or more owners.

[SQUARE BULLET] GIFT OR TRANSFER TO MINOR (UGMA OR UTMA). A UGMA (Uniform Gifts
                to Minors Act) or UTMA (Uniform Transfers to Minors Act) account is a custodial account managed for the benefit of a minor. To open a UGMA or UTMA account, you must include the minor's social security number on the application.

[SQUARE BULLET] TRUST. A trust can open an account. The name of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

[SQUARE BULLET] CORPORATIONS, PARTNERSHIPS AND OTHER LEGAL ENTITIES.
                Corporations, partnerships and other legal entities may also open an account. The application and resolution form must be signed by a general partner of the partnership or an authorized officer of the corporation or other legal entity.

[SQUARE BULLET] RETIREMENT. If you are eligible, you may set up your account under a tax-sheltered retirement plan, such as an Individual Retirement Account. BankBoston offers a number of retirement plans through which Fund shares may be purchased. Call 1-800-BKB-1784 for more information.

HOW TO OPEN AN ACCOUNT

Complete and sign the appropriate account application. Please be sure to provide your social security or taxpayer identification number on the application. Make your check payable to Boston 1784 Funds. Send all items to one of the following addresses:


       BY REGULAR MAIL   Boston 1784 Funds
                         P.O. Box 8524
                         Boston, MA 02266-8524

  BY OVERNIGHT COURIER   Boston 1784 Funds
                         c/o Boston Financial
                         Data Services
                         2 Heritage Drive
                         North Quincy, MA 02171

You may also purchase shares through certain financial institutions, including BankBoston. These institutions may have their own procedures for purchases and redemptions, and may charge fees. Contact your financial institution for more information.

HOW TO PURCHASE SHARES
Shares of the Funds are sold on a continuous basis and may be purchased from the Distributor or a broker-dealer or financial institution that has an agreement with the Distributor. Purchases may be made Monday through Friday, except on certain holidays.

Each Fund's share price, called net asset value per share, is calculated every business day. Each Fund's shares are sold without a sales charge. Shares are purchased at net asset value the next time it is calculated after your investment is received and accepted by the Distributor. Net asset value is normally calculated at 4 p.m. Eastern time (3 p.m. for the Institutional U.S. Treasury Money Market Fund and 12 noon for the other Money Market Funds). For the Institutional U.S. Treasury Money Market Fund, the Distributor must receive federal funds by the close of business on the day your order is received and



PROSPECTUS

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accepted. For the other Money Market Funds, your investment is considered received when your check is converted into federal funds. This normally happens within two business days.

On days when the financial markets close early, such as the day after Thanksgiving and Christmas Eve, purchase orders for the Institutional U.S. Treasury Money Market Fund must be received by 12 noon.

THE SMALL CAP EQUITY FUND AND THE LARGE CAP EQUITY FUND HAVE NOT YET COMMENCED OPERATIONS AS OF THE DATE OF THIS PROSPECTUS, BUT ARE EXPECTED TO DO SO BY OCTOBER 1, 1998.

NEW PURCHASES. If you are new to the Funds, complete and sign an account application and mail it along with your check. To establish the telephone purchase option on your new account, complete the "Authorization of Telephone Transfer" section on the application and attach a "voided" check from your bank account.

If you wish to open an account by debiting your checking or savings account, please attach a voided check and complete the "Bank Wire and ACH Instructions" section of the application.

If you are investing through a tax-sheltered retirement plan for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-BKB-1784 for more information.


ADDITIONAL PURCHASES. If you already have money invested in a Fund, you can invest additional money in that Fund in the following ways:

      BY MAIL. Complete the remittance slip attached at the bottom of your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to one of the addresses listed previously.

      BY TELEPHONE. This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. When you make an additional purchase by telephone, the Funds will automatically debit your predesignated bank account for the desired amount. If you have not established the telephone purchase option, call 1-800-BKB-1784 to request the appropriate form.

      BY WIRE. Purchases may also be made by wiring money from your bank account to your Fund account. Call 1-800-BKB-1784 to receive wiring instructions prior to sending any money.

AUTOMATIC INVESTMENT PROGRAMS. Automatic investing is an easy way to add to your account systematically. The Funds offer automatic investment plans to help you achieve your financial goals as simply and conveniently as possible. Minimum purchase amounts apply. Call 1-800-BKB-1784 for information.

PAYING FOR SHARES. Please note the following:

      [SQUARE BULLET] Purchases may be made by check, wire transfer and automated clearing house transactions.

      [SQUARE BULLET] All purchases must be made in U.S. dollars.

      [SQUARE BULLET] Checks must be drawn on U.S. banks and must be payable to
                      Boston 1784 Funds. Third party checks can not be accepted.

      [SQUARE BULLET] Cash and credit card checks are not accepted.

      [SQUARE BULLET] If a check does not clear your bank, the Funds reserve the right to cancel the purchase.

      [SQUARE BULLET] If the Funds are unable to debit your predesignated bank account on the day of purchase, they may make additional attempts or cancel the purchase.

If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the canceled purchase. The Funds have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. The Funds reserve the right to reject any specific purchase request.

MINIMUM INVESTMENTS. The following minimums apply, unless they are waived by the Distributor.

To open an account                                 $1,000.00*
 For tax-sheltered retirement plans                   250.00

To add to an account                                  250.00**
 Through automatic investment plans                    50.00

Minimum account balance                             1,000.00*
 For tax-sheltered retirement plans                   250.00

 * $100,000 for the Institutional U.S. Treasury Money Market Fund ** $5,000 for the Institutional U.S. Treasury Money Market Fund

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HOW TO SELL SHARES
On any business day, you may redeem all or a portion of your shares. If the shares being redeemed were purchased by check, telephone or through an automatic investment program, the Funds may delay the mailing of your redemption check for up to 10 business days after purchase to allow the purchase to clear.

Your transaction will be processed at net asset value the next time it is calculated after your redemption request in good order is received. A redemption is treated as a sale for tax purposes, and could result in taxable gain or loss in a non-tax-sheltered account.

BY MAIL. To redeem all or part of your shares by mail, your request should be sent in writing to one of the addresses listed on page 19 and must include the following information (please refer to "Signature guarantees" on page 21 if your redemption request is in excess of $100,000):

      [SQUARE BULLET] the name of the Fund(s), [SQUARE BULLET] the account number(s),
      [SQUARE BULLET] the amount of money or number of shares being redeemed, [SQUARE BULLET] the name(s) on the account, [SQUARE BULLET] the signature(s) of all registered account owners, and [SQUARE BULLET] your daytime telephone number.

Signature requirements vary based on the type of account you have:

      [SQUARE BULLET] INDIVIDUAL, JOINT TENANTS, TENANTS IN COMMON: Written
                      instructions must be signed by each shareholder exactly as the names appear in the account registration.
      [SQUARE BULLET] UGMA OR UTMA: Written instructions must be signed by the custodian in his/her capacity as it appears in the account registration.
      [SQUARE BULLET] SOLE PROPRIETOR, GENERAL PARTNER: Written instructions must be signed by an authorized individual in his/her capacity as it appears in the account registration.
      [SQUARE BULLET] CORPORATION, ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution, authorizing the signer to act, must accompany the request.
      [SQUARE BULLET] TRUST: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear in the account registration, a certificate of incumbency dated within 60 days must also be submitted.
      [SQUARE BULLET] RETIREMENT: Written instructions must be signed by the account owner. Call 1-800-BKB-1784 for more information.

BY TELEPHONE. If you selected this option on your account application, you may make redemptions from your account by calling 1-800-BKB-1784 by 4:00 p.m. Eastern Time. The Funds, at their option, may require requests for redemptions in excess of $100,000 to be in writing with signatures guaranteed. You may not close your account by telephone.

SYSTEMATIC WITHDRAWAL PLAN. Under this plan, you may redeem a specific dollar amount from your account on a regular basis. For more information or to sign up for this service, please call 1-800-BKB-1784.

PAYMENT OF REDEMPTION PROCEEDS. Payments may be made by check or wire transfer.

BY CHECK Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request.

BY WIRE If you are authorized for the wire redemption service, your redemption proceeds will be wired directly into your designated bank account normally on the next business day after receipt of your redemption request (the same business day for the Money Market Funds). There is no limitation on redemptions by wire; however, there is a $12 fee for each wire and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call 1-800-BKB-1784 to sign up for this service. Wire redemptions are not available for retirement accounts.

BY          If you have established this option, your redemption proceeds will
ELECTRONIC  be transferred electronically to your predesignated bank account.
TRANSFER    To establish this option on an existing account, please call
(ACH)       1-800-BKB-1784 to request the appropriate form.

SIGNATURE GUARANTEES. In addition to the signature requirements, a signature guarantee is required in any of the following circumstances:

      [SQUARE BULLET] You would like the check made payable to anyone other than the shareholder(s) of record.

PROSPECTUS

                                                                     (CONTINUED)

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      [SQUARE BULLET] You would like the check mailed to an address other than the address of record.
      [SQUARE BULLET] You would like the check mailed to an address of record that has changed in the preceding 30 days.
      [SQUARE BULLET] Your redemption request is in excess of $100,000.


At the Funds' discretion, signature guarantees may also be required for other redemptions. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

SHAREHOLDER SERVICES AND POLICIES

EXCHANGES. On any business day, you may exchange all or a portion of your shares into any other available Fund or any other fund in the Boston 1784 Funds family. To make exchanges, please follow the procedures for redemptions. Exchanges are processed at the net asset value next calculated after an exchange request in good order is received and approved. Please read the prospectus for the Fund into which you are exchanging. The Funds reserve the right to reject any exchange request or to modify or terminate the exchange privilege at any time. An exchange is the sale of shares of one Fund and purchase of shares of another, and could result in taxable gain or loss in a non-tax-sheltered account.

REDEMPTION PROCEEDS. The Funds intend to pay redemption proceeds in cash, but reserve the right to pay in kind by delivery of investment securities equal to the redemption price. In these cases, you might incur brokerage costs when converting the securities to cash. The right of any shareholder to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the Securities and Exchange Commission permits mutual funds to postpone payments for the protection of investors. Please note that purchases, exchanges or redemptions may be made by telephone if you selected this option on your account application. If you wish to establish this option on an existing account, please call 1-800-BKB-1784 to request the appropriate form.

TAXPAYER IDENTIFICATION NUMBER. On the account application or other appropriate form, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold 31% of any dividends and redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.

SHARE CERTIFICATES. Share certificates are not issued.

INVOLUNTARY REDEMPTIONS. If your account balance falls below the minimum required investment as a result of a redemption or exchange, you will be given 60 days to re-establish the minimum balance. If you do not, your account may be closed and the proceeds sent to you.

TELEPHONE TRANSACTIONS. You may initiate many transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from acting upon wire or telephone instructions that it reasonably believes to be genuine. The Funds and their agents will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include taping of telephone conversations. It may be difficult to reach the Funds by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, please consider sending written instructions.

ADDRESS CHANGES. To change the address on your account, call 1-800-BKB-1784 or send a written request signed by all account owners. Include the name of your Fund(s), the account numbers(s), the name(s) on the account and both the old and new addresses.

REGISTRATION CHANGES. To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, call 1-800-BKB-1784. If your shares are held of record by a financial institution, contact that financial institution for ownership changes.

STATEMENTS AND REPORTS. The Funds will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you are enrolled in an automatic investment program and invest on a monthly basis, you will receive quarterly confirmations. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.

PROSPECTUS

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Financial reports for the Funds, which include a list of the Funds' portfolio holdings, will be mailed semi-annually to all shareholders.

CHECKWRITING. Checkwriting privileges are available to certain shareholders for Boston 1784 Tax-Free Money Market Fund, Boston 1784 U.S. Treasury Money Market Fund, Boston 1784 Prime Money Market Fund and Boston 1784 Short-Term Income Fund. Call 1-800-BKB-1784 for more information. You may not use a check to close your account. Checks may be written against your investment for a minimum of $250 each check.

PROSPECTUS

TAXES
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This discussion of taxes is for general information only. Investors should consult their own tax advisers about their particular situations.

Each Fund is treated as a separate entry for federal income tax purposes and intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies so that it will not be liable for any federal income or excise taxes. Any Fund that receives income from foreign securities may pay withholding or other taxes to foreign governments during the year, however, and these taxes will reduce that Fund's dividends.

With certain exceptions, Fund dividends and capital gains distributions are subject to federal income tax and may also be subject to state and local taxes. Distributions from interest on U.S. government obligations may be exempt from state and local taxes. The Tax-Exempt Funds expect that their distributions from interest on municipal securities and State municipal securities will usually be exempt from federal income tax and, in some cases, exempt from certain state and local taxes. Dividends and distributions are treated in the same manner for federal tax purposes whether they are paid in cash or as additional shares. Generally, distributions from a Fund's net investment income and short-term capital gains will be taxed as ordinary income. A portion of certain Funds' distributions from net investment income may be eligible for the dividends received deduction available to corporations. Distributions of long-term net capital gains will be taxed as long-term capital gains regardless of how long the shares of a Fund have been held; however, it is not clear at this time whether all or any part of such distributions will be eligible to be taxed at a maximum rate below 28%.

Interest on loans to purchase or carry shares of the Tax-Exempt Funds will not be deductible for federal income tax purposes. Exempt-interest dividends may be subject to alternative minimum tax.

Distributions of net capital gains and net short-term capital gains from any Bond Fund or Tax-Exempt Fund, and any distributions from a Stock Fund, will reduce the distributing Fund's net asset value per share. Shareholders who buy shares just before a Fund makes such a distribution may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Foreign shareholders may be subject to U.S. withholding taxes.

Early each year, each Fund will notify its shareholders of the amount and tax status of distributions paid to shareholders for the preceding year. Investors should consult their own tax advisers regarding the status of their investments under state and local laws.



PROSPECTUS

GENERAL INFORMATION
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NET ASSET VALUE

Net asset value per share for each Bond, Tax-Exempt and Stock Fund is calculated each business day at the close of regular trading on the New York Stock Exchange, normally 4 p.m. Eastern time. Net asset value per share for the Institutional U.S. Treasury Money Market Fund is calculated each business day at 3 p.m. (12 noon on days when the financial markets close early). Net asset value per share for the other Money Market Funds is calculated each business day at 12 noon.

All purchases, redemptions and exchanges will be processed at net asset value the next time it is calculated after a request is received and approved by the Distributor. In order to receive that day's price, an order must be received by 4 p.m. Eastern time (3 p.m. for the Institutional U.S. Treasury Money Market Fund unless the financial markets close early and 12 noon for the other Money Market Funds). Net asset value per share is calculated by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. Securities held by the Money Market Funds are valued at amortized cost, which approximates market value. For the other Funds, securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees.

ORGANIZATION
Each Fund is a series of Boston 1784 Funds. Boston 1784 Funds is a Massachusetts business trust which was organized on February 5, 1993; it also is an open-end management investment company registered under the Investment Company Act of 1940. Prior to May 27, 1997, Boston 1784 Funds was known as 1784 Funds. On that date the Trust and each Fund added "Boston" to their names. Boston 1784 Funds currently has eighteen active series.

Each Fund (other than the state Tax-Exempt Funds) is a diversified mutual fund. Under the 1940 Act, a diversified mutual fund must manage at least 75% of its total assets so that no more than 5% of those assets are invested in any one company at the time of investment. See "Risk Considerations" on page 13 for information about non-diversified mutual funds.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

VOTING AND OTHER RIGHTS

Boston 1784 Funds may issue an unlimited number of shares, may create new series of shares and may divide shares in each series into classes. Each share of each Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each series of Boston 1784 Funds have equal voting rights except that, in matters affecting only a particular Fund or class, only shares of that particular Fund or class are entitled to vote.

The U.S. Treasury Money Market Fund currently offers three classes of shares. Class A shares are described in this Prospectus. Class C and Class D shares are available solely in conjunction with certain cash management products offered by BankBoston. Class C and Class D shares may have different expenses, which may affect performance. Call 1-800-BKB-1784 for more information.

Since Boston 1784 Funds is a Massachusetts business trust, the Funds are not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in certain investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances. Each share of each Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of that Fund, subject to any differing expenses borne by different classes of the Fund.

PERFORMANCE INFORMATION

Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield and total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors, and the value of a Fund's shares when redeemed may be more or less than their original cost.

Each Fund may provide annualized "yield" and "effective yield" quotations. The "yield" of a Fund refers to the income generated by an investment in the Fund over a 7-day, 30-day or one-month period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the



PROSPECTUS

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investment over that period is assumed to be generated each week or month over a one-year period and is shown as a percentage of the maximum public offering price on the last day of that period. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that 7-day, 30-day or one-month period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

Each Fund may provide period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period and reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period.

Certain Funds may also advertise a "tax-equivalent yield." The "tax-equivalent yield" is determined by calculating the yield that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a shareholder.

A Fund's performance may from time to time be compared to that of other mutual funds tracked by mutual fund rating services, broad groups of comparable mutual funds or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

Total returns calculated for the Florida Tax-Exempt Income Fund, the Small Cap Equity Fund and the Large Cap Equity Fund for any period which includes periods prior to the commencement of that Fund's operations reflect the performance of the corresponding common trust fund managed by BankBoston that contributed all of its assets to the Fund at the Fund's commencement of operations. Each common trust fund had investment objectives, policies and practices substantially similar to its Fund. All total return percentages for periods prior to the commencement of operations of the Florida Tax-Exempt Fund, the Small Cap Equity Fund and the Large Cap Equity Fund reflect historical rates of return of the corresponding common trust fund for those periods adjusted to assume that all current Fund charges, expenses and fees were then deducted. The common trust funds were not registered under the 1940 Act or subject to certain investment restrictions imposed by the 1940 Act. If the common trust funds had been so registered, their investment performance might have been adversely affected.

As of May 31, 1997, the average annual total returns for each of the Florida Tax-Exempt Income Fund, the Small Cap Equity Fund and the Large Cap Equity Fund, including in each case its corresponding common trust fund, were as follows:

                                         For the 3     For the 5
                          For the Year     Years         Years
                              Ended        Ended         Ended
                          May 31, 1997  May 31, 1997  May 31, 1997
-------------------------------------------------------------------
Florida Tax-Exempt
   Income Fund                6.72%        5.77%       6.08%
Small Cap Equity
   Fund                      12.36%       24.91%      19.54%
Large Cap Equity
   Fund                      27.35%       25.46%      17.80%

                                              For the Period Since
                                               the Date of Initial
                               For the 10       Public Investment
                                  Years        in the Common Trust
                                  Ended              Fund to
                              May 31, 1997         May 31, 1997
-------------------------------------------------------------------
Florida Tax-Exempt
   Income Fund                     N/A              6.67%
Small Cap Equity
   Fund                           13.88%             N/A
Large Cap Equity
   Fund                           14.34%             N/A

Of course, any fees charged by a financial institution to a shareholder will reduce that shareholder's net return on investment. See the Statement of Additional Information for more information concerning the calculation of performance for the Funds.

PROSPECTUS

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EXPENSES

In addition to amounts payable to its service providers and under the Distribution Plan, each Fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with BankBoston or the Administrator, government fees, taxes, accounting and legal fees, expenses of communicating with shareholders, interest expense and insurance premiums.

The following table shows each Fund's expenses for the fiscal year ended May 31, 1997, expressed as a percentage of average net assets. The Florida Tax-Exempt Income Fund, the SmallCap Equity Fund and the Large Cap Equity Fund are newly organized and had no operations during that fiscal year.

                                                        Expenses
----------------------------------------------------------------
Tax-Free Money Market Fund                                .54%
U.S. Treasury Money Market Fund                           .64
Institutional U.S. Treasury Money Market Fund             .33
Prime Money Market Fund                                   .65
Short-Term Income Fund                                    .65
Income Fund                                               .80
U.S. Government Medium-Term Income Fund                   .79
Tax-Exempt Medium-Term Income Fund                        .80
Connecticut Tax-Exempt Income Fund                        .76
Massachusetts Tax-Exempt Income Fund                      .79
Rhode Island Tax-Exempt Income Fund                       .79
Asset Allocation Fund                                    1.07
Growth and Income Fund                                    .92
Growth Fund                                               .77
International Equity Fund                                1.27

COUNSEL AND INDEPENDENT AUDITORS
Bingham, Dana & Gould LLP, Boston, Massachusetts, is counsel for each Fund. Coopers & Lybrand L.L.P., Philadelphia, Pennsylvania , serves as independent auditor for each Fund.

                         -------------------------------
The Statement of Additional Information dated the date of this Prospectus contains more detailed information about the Funds, including information relating to (i) investment policies and restrictions, (ii) the Trustees, officers and investment advisers, (iii) securities transactions, (iv) the Funds' shares, including rights and liabilities of shareholders, (v) the method used to calculate performance information and (vi) the determination of net asset value.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



PROSPECTUS

APPENDIX A -- TAXABLE EQUIVALENT YIELDS
--------------------------------------------------------------------------------

THESE TABLES SHOW THE YIELD INVESTORS NEED TO ACHIEVE FROM A TAXABLE INVESTMENT TO EQUAL THE YIELD FROM A TAX-EXEMPT INVESTMENT. THESE TABLES DO NOT PREDICT THE YIELD OF ANY FUND. THEY ARE ACCURATE AS OF SEPTEMBER 15, 1997.

===========================================================================================================================
FEDERAL
Equivalent yields: Tax-exempt versus taxable securities


                                   1997
        Taxable Income           Federal
-------------------------------  Marginal
   Single              Joint       Rate      4.0%    4.5%     5.0%    5.5%    6.0%     6.5%     7.0%     7.5%     8.0%
---------------------------------------------------------------------------------------------------------------------------
    $0-24,000       $0-40,100      15.00%    4.71%    5.29%   5.88%   6.47%   7.06%    7.65%    8.24%     8.82%   9.41%
 24,001-58,150    40,101-96,900    28.00%    5.56%    6.25%   6.94%   7.64%   8.33%    9.03%    9.72%    10.42%  11.11%
 58,151-121,300   96,901-147,700   31.00%    5.80%    6.52%   7.25%   7.97%   8.70%    9.42%   10.14%    10.87%  11.59%
121,301-263,750  147,701-263,750   36.00%    6.25%    7.03%   7.81%   8.59%   9.38%   10.16%   10.94%    11.72%  12.50%
  over 263,750     over 263,750    39.60%    6.62%    7.45%   8.28%   9.11%   9.93%   10.76%   11.59%    12.42%  13.25%

===========================================================================================================================
CONNECTICUT
Equivalent yields: Tax-exempt versus taxable securities

                                                 1997 Combined
      Taxable Income*                             Connecticut   A Connecticut Tax-Exempt Income Fund Yield of:
--------------------------------  State   Federal and Federal   ----------------------------------------
   Single              Joint      Rate**   Rate  Tax Bracket*** 4.0%   4.5%    5.0%     5.5%     6.0%
--------------------------------------------------------------------------------------------------------
     $0-6,250        $0-12,500     3.00%   15.00%   17.55%     4.85%   5.46%   6.06%    6.67%    7.28%
   6,251-24,650    12,501-41,200   4.50%   15.00%   18.83%     4.93%   5.54%   6.16%    6.78%    7.39%
  24,651-59,750    41,201-99,600   4.50%   28.00%   31.24%     5.82%   6.54%   7.27%    8.00%    8.73%
 59,751-124,650   99,601-151,750   4.50%   31.00%   34.11%     6.07%   6.83%   7.59%    8.35%    9.11%
124,651-271,050  151,751-271,050   4.50%   36.00%   38.88%     6.54%   7.36%   8.18%    9.00%    9.82%
  over 271,050    over 271,050     4.50%   39.60%   42.32%     6.93%   7.80%   8.67%    9.54%   10.40%



      Taxable Income*             A Connectict Tax-Exempt Income Fund Yield of:
--------------------------------  ------------------------------------
   Single              Joint          6.5%     7.0%     7.5%    8.0%
----------------------------------------------------------------------
     $0-6,250        $0-12,500         7.88%   8.49%    9.10%    9.70%
   6,251-24,650    12,501-41,200       8.01%   8.62%    9.24%    9.86%
  24,651-59,750    41,201-99,600       9.45%  10.18%   10.91%   11.63%
 59,751-124,650   99,601-151,750       9.86%  10.62%   11.38%   12.14%
124,651-271,050  151,751-271,050      10.63%  11.45%   12.27%   13.09%
  over 271,050    over 271,050        11.27%  12.14%   13.00%   13.87%

*   This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income as defined in the Internal Revenue Code is the same as under the Connecticut Personal Income Tax law, however, Connecticut taxable income may differ due to differences in exemptions, itemized deductions and other items.
**  The Connecticut credits have not been included in the calculation of the state rates. A credit between 1% and 75% is automatically allowed for single taxpayers with a CT adjusted gross income ranging from $12,000 to $52,500. A credit between 1% and 75% is automatically allowed for married filing joint taxpayers with CT adjusted gross income ranging from $24,000 to $100,500.
*** For federal tax purposes, these combined rates reflect the applicable marginal rates for 1997, including indexing for inflation. These rates include the effect of deducting state taxes on your Federal return.

===========================================================================================================================
FLORIDA
Equivalent yields: Tax-exempt versus taxable securities

                                1997 Combined
         Taxable Income*           Florida                   A Tax-Exempt Income Fund Yield of:
-------------------------------- and Federal    -------------------------------------------------------
   Single              Joint     Tax Bracket**  4.0%    4.5%     5.0%    5.5%    6.0%     6.5%     7.0%
-------------------------------------------------------------------------------------------------------
    $0-24,000        $0-40,100     15.00%      4.71%    5.29%   5.88%   6.47%   7.06%    7.65%    8.24%
  24,001-58,150    40,101-96,900   28.00%      5.56%    6.25%   6.94%   7.64%   8.33%    9.03%    9.72%
 58,151-121,300   96,901-147,700   31.00%      5.80%    6.52%   7.25%   7.97%   8.70%    9.42%   10.14%
121,301-263,750  147,701-236,750   36.00%      6.25%    7.03%   7.81%   8.59%   9.38%   10.16%   10.94%
  over 263,750     over 236,750    39.60%      6.62%    7.45%   8.28%   9.11%   9.93%   10.76%   11.59%

*  This amount represents taxable income as defined in the Internal Revenue
   Code. It is assumed that taxable income as defined in the Internal Revenue Code is the same as under the Florida Personal Income Tax law, however, Florida taxable income may differ due to differences in exemptions, itemized deductions and other items.
** For federal tax purposes, these combined rates reflect the applicable marginal rates for 1997, including indexing for inflation. These rates include the effect of deducting state taxes on your federal return.

PROSPECTUS

===========================================================================================================================
MASSACHUSETTS
Equivalent yields: Tax-exempt versus taxable securities

                                                   1997 Combined
       Taxable Income*                             Massachusetts    A Massachusetts Tax-Exempt Income Fund Yield of:
-------------------------------   State   Federal   and Federal   --------------------------------------------------
   Single             Joint       Rate     Rate    Tax Bracket**  4.0%       5.0%        6.0%        7.0%       8.0%
--------------------------------------------------------------------------------------------------------------------
    $0-24,000       $0-40,100     12.00%   15.00%      25.20%    5.35%      6.68%       8.02%       9.36%     10.70%
  24,001-58,150   40,101-96,900   12.00%   28.00%      36.64%    6.31%      7.89%       9.47%      11.05%     12.63%
 58,151-121,300   96,901-147,700  12.00%   31.00%      39.28%    6.59%      8.23%       9.88%      11.53%     13.18%
121,301-263,750  147,701-263,750  12.00%   36.00%      43.68%    7.10%      8.88%      10.65%      12.43%     14.20%
  over 263,750     over 263,750   12.00%   39.60%      46.85%    7.53%      9.41%      11.29%      13.17%     15.05%

*  This amount represents taxable income as defined in the Internal
   Revenue Code. It is assumed that taxable income as defined in the Internal
   Revenue Code is the same as under the Massachusetts Personal Income Tax law, however, Massachusetts taxable income may vary due to differences in exemptions, itemized deductions, and other items.
** For federal tax purposes, these combined rates reflect the applicable marginal rates for 1997, including indexing for inflation. These rates include the effect of deducting state taxes on your Federal return.

===========================================================================================================================
RHODE ISLAND
Equivalent yields: Tax-exempt versus taxable securities

                                                   1997 Combined
       Taxable Income*                              Rhode Island  A Rhode Island Tax-Exempt Income Fund Yield of
-------------------------------    State   Federal  and Federal   ------------------------------------------
   Single             Joint         Rate     Rate   Tax Bracket**  4.0%    4.5%    5.0%     5.5%     6.0%
------------------------------------------------------------------------------------------------------------
   $0-24,000         $0-40,100      4.13%   15.00%     18.51%     4.91%   5.52%   6.14%    6.75%    7.36%
 24,001-58,150     40,101-96,900    7.70%   28.00%     33.54%     6.02%   6.77%   7.52%    8.28%    9.03%
 58,151-121,300    96,901-147,700   8.53%   31.00%     36.88%     6.34%   7.13%   7.92%    8.71%    9.51%
121,301-263,750   147,701-263,750   9.90%   36.00%     42.34%     6.94%   7.80%   8.67%    9.54%   10.41%
  over 263,750      over 263,750   10.89%   39.60%     46.18%     7.43%   8.36%   9.29%   10.22%   11.15%


       Taxable Income*            A Rhode Island Tax-Exempt Income Fund Yield of
-------------------------------   ---------------------------------
   Single             Joint          6.5%     7.0%     7.5%    8.0%
-------------------------------------------------------------------
   $0-24,000         $0-40,100      7.98%    8.59%    9.20%   9.82%
 24,001-58,150     40,101-96,900    9.78%   10.53%   11.29%  12.04%
 58,151-121,300    96,901-147,700  10.30%   11.09%   11.88%  12.67%
121,301-263,750   147,701-263,750  11.27%   12.14%   13.01%  13.87%
  over 263,750      over 263,750   12.08%   13.01%   13.93%  14.86%

* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income as defined in the Internal Revenue Code is the same as under the Rhode Island Personal Income Tax law, however, Rhode Island taxable income may differ due to differences in exemptions, itemized deductions, and other items.
** For federal tax purposes, these combined rates reflect the applicable marginal rates for 1997, including indexing for inflation. These rates include the effect of deducting state taxes on your Federal return.


PROSPECTUS

APPENDIX B -- PERMITTED INVESTMENTS AND INVESTMENT PRACTICES
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS

U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal Reserve book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). STRIPS are sold as zero coupon securities. These securities are usually structured with two classes that receive different portions of the interest and principal payments from the underlying obligation. The yield to maturity on the interest-only class is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only class generally is unusually volatile in response to changes in interest rates. See "Zero Coupon Securities" for more information. Each Money Market Fund limits its investments in STRIPS to 20% of its total assets.

U.S. GOVERNMENT AGENCIES
Certain Federal agencies such as the Government National Mortgage Association
(GNMA) have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. government, are either backed by the full faith and credit of the United States (e.g., GNMA) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association).

RECEIPTS

Receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs) and Certificates of Accrual on Treasury Securities (CATS). TRs, TIGRs and CATS are sold as zero coupon securities.

ZERO COUPON SECURITIES
A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

BANK OBLIGATIONS

Bank obligations include certificates of deposit, time deposits (including Eurodollar time deposits), and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions. The Funds have established certain minimum credit quality standards for bank obligations in which they invest.

BANKERS' ACCEPTANCES
A banker's acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT
A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

TIME DEPOSITS
A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

PROSPECTUS

--------------------------------------------------------------------------------

COMMERCIAL PAPER
Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from one to 270 days.

MONEY MARKET FUNDS

A money market fund is a mutual fund that limits its investments to high quality money market instruments with an average weighted maturity of 90 days or less. Consistent with applicable regulations, the Funds may not invest more than certain percentages of their assets in other mutual funds. Investing in other mutual funds causes shareholders to bear not only Fund expenses, but also expenses of the underlying mutual funds.

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature permitting the holder to demand payment of principal at any time or at specified intervals. These obligations may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, and which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. The interest rate on these securities may be reset daily, weekly, quarterly, or some other reset period and may have a floor or ceiling on interest rate charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

REPURCHASE AGREEMENTS
A repurchase agreement is an agreement where a person buys a security and simultaneously commits to sell the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. Pursuant to an exemptive order from the SEC, the Funds may enter into repurchase agreements on a pooled basis.

REVERSE REPURCHASE AGREEMENTS
Reverse repurchase agreements involve the sale of securities held by a Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When a Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing.

MORTGAGE-BACKED SECURITIES

The Funds may purchase mortgage-backed securities issued or guaranteed as to payment of principal and interest by the U.S. government or one of its agencies and backed by the full faith and credit of the U.S. government, including direct pass-through certificates of GNMA, as well as mortgage-backed securities for which principal and interest payments are backed by the credit of particular agencies of the U.S. government. Mortgage-backed securities are generally backed or collateralized by a pool of mortgages. Some of these securities are ycalled collateralized mortgage obligations or CMOs.

Even if the U.S. government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.

PROSPECTUS

APPENDIX B -- PERMITTED INVESTMENTS AND INVESTMENT PRACTICES
              (CONTINUED)
--------------------------------------------------------------------------------

FORWARD COMMITMENTS OR PURCHASES ON A
WHEN-ISSUED BASIS
Forward commitments or purchases of securities on a when-issued basis are transactions where the price of the securities is fixed at the time of commitment and the delivery and payment ordinarily takes place beyond customary settlement time. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the buyer before settlement. The securities are subject to market fluctuation due to changes in market interest rates; the securities are also subject to fluctuation in value pending settlement based upon public perception of the creditworthiness of the issuer of these securities. Each Fund may invest up to 25% of its assets in forward commitments or commitments to purchase securities on a when-issued basis.

SECURITIES RATED BAA OR BBB

The Funds may purchase securities rated Baa by Moody's or BBB by Standard & Poor's, which may have poor protection of payment of principal and interest. See "Risk Considerations" on page 13.

ASSET-BACKED SECURITIES
The Funds may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.

MUNICIPAL SECURITIES
Municipal securities include debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations and for general operating expenses. Municipal securities also include debt obligations issued to obtain funds for lending to other public institutions and facilities, and certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed with the proceeds of these bonds as security for such payment.

Municipal securities also include participations in municipal leases. These are undivided interests in a portion of a lease or installment purchase issued by state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult.

STANDBY COMMITMENTS
A security purchased subject to a standby commitment may be sold at a fixed price prior to maturity and may be sold at any time at market rates. A premium may be paid for a standby commitment and will have the effect of reducing the yield otherwise payable on the underlying security. There is no limit to the percentage of Fund securities that any Fund may purchase subject to a standby commitment, but the amount paid directly or indirectly for a standby commitment held by any Fund will not exceed 1/2 of 1% of the value of the total assets of the Fund.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS
Mortgage "dollar roll" transactions involve sale by a Fund of mortgage-backed securities for delivery in the future (generally within 30 days), when the Fund simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Funds will



PROSPECTUS

--------------------------------------------------------------------------------

only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Each Fund will not commit more than 20% of its total assets to dollar roll transactions.

LOAN PARTICIPATIONS

Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

GUARANTEED INVESTMENT CONTRACTS (GIC)
A GIC is a contract between an insurance company and, generally, an institutional investor that guarantees the investor a specified interest rate for a specific period and the return of the investor's principal. Each Fund will not invest more than 20% of its total assets in GICs.

COMMON AND PREFERRED STOCK
Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation.

CONVERTIBLE SECURITIES
Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. Convertible securities include both debt obligations and preferred stock.

AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITORY RECEIPTS

American Depositary Receipts (ADRs) are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. European Depositary Receipts (EDRs), which are sometimes referred to as Continental Depositary Receipts (CDRs), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holdings of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass voting rights through to the holders of the receipts in respect to the deposited securities. Investments in securities of foreign issuers (including ADRs, EDRs and CDRs) are subject to special risks. See "Risk Considerations" on page 13.

PROSPECTUS

                                                                     (CONTINUED)

APPENDIX B -- PERMITTED INVESTMENTS AND INVESTMENT PRACTICES
              (CONCLUDED)
--------------------------------------------------------------------------------


FOREIGN CURRENCY TRANSACTIONS
Currency exchange transactions may protect against uncertainty in the level of future exchange rates in connection with hedging and other non-speculative strategies involving specific settlement transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which must be more than two days from the date of the contract, at a price set at the time of the contract. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables generally arising in connection with the purchase or sales of particular portfolio securities.

The Funds will use currency exchange transactions only for bona fide hedging purposes and other non-speculative strategies.

WARRANTS
A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. Each Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. Included in this limitation, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

SECURITIES LENDING

Consistent with applicable regulatory requirements and in order to generate additional income, each Fund may lend securities to broker-dealers and other institutional borrowers. Loans must be callable at any time and continuously secured by collateral (cash or U.S. government securities) in an amount not less than the market value, determined daily, of the securities loaned. It is intended that the value of securities loaned by a Fund would not exceed 331/3% of the Fund's total assets. In the event of the bankruptcy of the other party to a securities loan, a Fund could experience delays in recovering either the securities lent or cash. To the extent that, in the meantime, the value of the securities lent has increased or the value of the securities purchased has decreased, the Fund could experience a loss. The voting rights of such securities may pass to the borrower; however, the lending Fund will seek to call loans, to vote proxies, or otherwise to obtain rights to vote or consent if a material event affecting the investment is to occur.

RESTRICTED OR ILLIQUID SECURITIES
Securities that may not be sold freely to the public absent registration or securities for which there is no readily available market are referred to as restricted or illiquid securities, respectively. Each Fund may invest up to 15% (10% for each Money Market Fund) of its net assets in illiquid securities, including restricted securities that are illiquid. The absence of a trading market can make it difficult to ascertain a market value for these investments. Disposing of illiquid securities may involve time-consuming negotiation and legal expense, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

RULE 144A SECURITIES
A Fund may purchase restricted securities that are not registered for sale to the general public if it is determined that there is a dealer or institutional market in the securities. In that case, the securities will not be treated as illiquid for purposes of the Fund's investment limitation described above. The Trustees will review these determinations. These securities are known as "Rule 144A securities," because they are traded under SEC Rule 144A among qualified institutional buyers. Institutional trading in Rule 144A securities is relatively new and the liquidity of these investments could be impaired if trading in Rule 144A securities does not develop or if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

OPTIONS
The Funds may engage in writing call options from time to time. Under a call option, the purchaser of the option has the right to purchase, and the writer (the Fund) the obligation to sell, the underlying security at the exercise price during the option period. Options written on individual securities are written solely as covered call options (such as options written on securities owned by the Fund) and may be written for hedging purposes or, in the case of the Stock Funds, Boston 1784 Short-Term Income Fund and Boston 1784 Income Fund, in order to generate additional income. Such options must be listed on a national securities exchange. Each Fund may write covered call options on its securities provided the aggregate value of such options does not exceed 10% of the Fund's net assets.

PROSPECTUS

--------------------------------------------------------------------------------

There are risks associated with options transactions, including that the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of individual securities, market fluctuations and movements in interest rates; there may be an imperfect correlation between the movement in prices of securities held by a Fund and price movements of the related options; there may not be a liquid secondary market for options; and while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

FUTURES AND OPTIONS ON FUTURES
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Funds may enter into futures contracts and options on futures contracts provided that the sum of a Fund's initial margin deposits on open futures contracts plus the amount paid for premiums for unexpired options on futures contracts does not exceed 5% of the market value of the Fund's total assets and the outstanding obligations to purchase securities under futures contracts do not exceed 20% of the Fund's total assets. The Fund will enter into only those futures contracts which are traded on recognized futures exchanges.

The Funds use futures contracts and related options only for bona fide hedging purposes, i.e., to offset unfavorable changes in the value of securities otherwise held or expected to be acquired for investment purposes. There are risks associated with these hedging activities. See "Options" on page 34.

The Funds may purchase and sell interest rate futures contracts and options on interest rate futures contracts, stock index futures contracts and options on stock index futures contracts; and currency futures contracts and options on currency futures contracts.

OTHER INVESTMENT COMPANIES

Subject to applicable statutory and regulatory limitations, assets of each Fund may be invested in shares of other investment companies and foreign investment trusts. Each Fund may invest up to 5% of its assets in closed-end investment companies that primarily hold securities of non-U.S. issuers. A Fund's purchase of investment company securities may result in the duplication of fees and expenses.

CURRENCY SWAPS

Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or Advisers to a Fund are incorrect in their forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

SHORT SALES "AGAINST THE BOX"
In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in a short sale only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." A Fund may make a short sale as a hedge, when it believes that the value of a security owned by the Fund (or a security convertible or exchangeable for such security) may decline, or when the Fund wants to sell the security at an attractive current price but wishes to defer recognition of gain or loss for tax purposes. Not more than 40% of each Fund's total assets would be involved in short sales "against the box."


PROSPECTUS

MONEY MARKET FUNDS

[SQUARE BULLET]  BOSTON 1784 TAX-FREE MONEY MARKET FUND
[SQUARE BULLET]  BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
[SQUARE BULLET]  BOSTON 1784 INSTITUTIONAL U.S. TREASURY
                 MONEY MARKET FUND
[SQUARE BULLET]  BOSTON 1784 PRIME MONEY MARKET FUND

BOND FUNDS
[SQUARE BULLET]  BOSTON 1784 SHORT-TERM INCOME FUND
[SQUARE BULLET]  BOSTON 1784 INCOME FUND
[SQUARE BULLET]  BOSTON 1784 U.S. GOVERNMENT MEDIUM-
                 TERM INCOME FUND

--------------------------------------------------------------------------------

TAX-EXEMPT INCOME FUNDS
[SQUARE BULLET]  BOSTON 1784 TAX-EXEMPT MEDIUM-TERM
                 INCOME FUND
[SQUARE BULLET]  BOSTON 1784 CONNECTICUT TAX-EXEMPT
                 INCOME FUND
[SQUARE BULLET]  BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND
[SQUARE BULLET]  BOSTON 1784 MASSACHUSETTS TAX-EXEMPT
                 INCOME FUND
[SQUARE BULLET]  BOSTON 1784 RHODE ISLAND TAX-EXEMPT
                 INCOME FUND

STOCK FUNDS
[SQUARE BULLET] BOSTON 1784 ASSET ALLOCATION FUND
[SQUARE BULLET] BOSTON 1784 GROWTH AND INCOME FUND
[SQUARE BULLET] BOSTON 1784 GROWTH FUND
[SQUARE BULLET] BOSTON 1784 SMALL CAP EQUITY FUND
[SQUARE BULLET] BOSTON 1784 LARGE CAP EQUITY FUND
[SQUARE BULLET] BOSTON 1784 INTERNATIONAL EQUITY FUND

NOT PART OF THE PROSPECTUS

                                                                         MF-0135

BOSTON 1784 FUNDS[SERVICE MARK] PROSPECTUS

PLEASE READ THIS PROSPECTUS BEFORE INVESTING, AND KEEP IT ON FILE FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION, INCLUDING HOW THE FUNDS INVEST AND SERVICES AVAILABLE TO SHAREHOLDERS.

To learn more about the Funds and their investments, you can obtain a copy of the Funds' most recent financial report and portfolio listing or a copy of the Statement of Additional Information dated October 1, 1997. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. For a free copy of either document, call 1-800-BKB-1784.

--------------------------------------------------------------------------------
     REMEMBER THAT SHARES OF THE FUNDS:
     [SQUARE BULLET] ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL
                     AGENCY;

     [SQUARE BULLET] ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
                     BANKBOSTON, N.A. OR ANY OF ITS AFFILIATES;

     [SQUARE BULLET] INVOLVE INVESTMENT RISKS, INCLUDING
                     POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

AS ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE MONEY MARKET FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


[SQUARE BULLET]  Boston 1784 Tax-Free Money
                 Market Fund

[SQUARE BULLET]  Boston 1784 U.S. Treasury Money
                 Market Fund

[SQUARE BULLET]  Boston 1784 Institutional U.S. Treasury Money Market Fund

[SQUARE BULLET]  Boston 1784 Prime Money Market Fund



October 1, 1997

PROSPECTUS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND SUMMARY .............................................................. 1
EXPENSES .................................................................. 2
FINANCIAL HIGHLIGHTS ...................................................... 3
INVESTMENT INFORMATION .................................................... 4
              INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT POLICIES ..... 4
              ADDITIONAL INVESTMENT POLICIES .............................. 5
              RISK CONSIDERATIONS ......................................... 6
DIVIDENDS AND DISTRIBUTIONS ............................................... 7
MANAGEMENT ................................................................ 8
SHAREHOLDER SERVICES ......................................................10
              HOW TO REACH THE FUNDS ......................................10
              TYPES OF ACCOUNTS ...........................................10
              HOW TO OPEN AN ACCOUNT ......................................10
              HOW TO PURCHASE SHARES ......................................11
              HOW TO SELL SHARES ..........................................12
              SHAREHOLDER SERVICES AND POLICIES ...........................14
TAXES .....................................................................16
GENERAL INFORMATION .......................................................17
              NET ASSET VALUE .............................................17
              ORGANIZATION ................................................17
              VOTING AND OTHER RIGHTS .....................................17
              PERFORMANCE INFORMATION .....................................18
              EXPENSES ....................................................18
APPENDIX A-- TAXABLE EQUIVALENT YIELD TABLES ..............................20
APPENDIX B-- PERMITTED INVESTMENTS AND INVESTMENT PRACTICES ...............21

PROSPECTUS

FUND SUMMARY

THIS SECTION SUMMARIZES THE FUNDS' INVESTMENT OBJECTIVES AND WHO MAY WANT TO INVEST. SEE THE REST OF THIS PROSPECTUS FOR MORE INFORMATION, INCLUDING RISK CONSIDERATIONS. AS WITH ANY MUTUAL FUND, THERE CAN BE NO ASSURANCE THAT A FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. NO FUND, BY ITSELF, IS INTENDED TO BE A COMPLETE INVESTMENT PROGRAM.

         BOSTON 1784 TAX-FREE MONEY MARKET FUND
         Objective: to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income tax.

         BOSTON 1784 U.S. TREASURY MONEY MARKET FUND,
         BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND AND
         BOSTON 1784 PRIME MONEY MARKET FUND
         Objective: to preserve principal value and maintain a high degree of liquidity while providing current income.

WHO MAY WANT TO INVEST
         These Funds are designed for conservative investors who want liquidity, current income at money market rates and stability of principal. Because they emphasize stability, these Funds may be an appropriate component of a savings plan. The Treasury Funds offer an added measure of safety with their focus on U.S. government securities.

PROSPECTUS

EXPENSES
--------------------------------------------------------------------------------

THESE TABLES SHOW SHAREHOLDER TRANSACTION EXPENSES AND ESTIMATED ANNUAL OPERATING EXPENSES FOR THE FUNDS, AND ARE INTENDED TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT SHAREHOLDERS IN THE FUNDS WILL BEAR, EITHER DIRECTLY OR INDIRECTLY. FOR MORE INFORMATION, SEE "MANAGEMENT" ON PAGE 8 AND "GENERAL INFORMATION - EXPENSES" ON PAGE 18.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales load imposed on
  purchases and reinvested dividends            None
Deferred sales charges imposed on redemptions   None
Redemption fee*                                 None
Exchange fee                                    None
----------------------------------------------------
*There is a $12 service fee if the Funds wire redemption proceeds to your bank account.

ANNUAL OPERATING EXPENSES (1)
(EXPRESSED AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                              Total
                        Advisory     Other  Operating
                         Fee(2)   Expenses(2)Expenses(2)
--------------------------------------------------------
Tax-Free Money
  Market Fund             .38%       .16%      .54%
U.S. Treasury Money
  Market Fund              .35        .29       .64
Institutional U.S. Treasury
  Money Market Fund        .19        .14       .33
Prime Money
  Market Fund              .30        .35       .65
--------------------------------------------------------

EXAMPLE(1)
A shareholder would pay the following expenses on a $1,000 investment, assuming a 5% annual return, reinvestment of all dividends and redemption of the shares after the number of years indicated:

--------------------------------------------------------
                        1 Year  3 Years 5 Years 10 Years
--------------------------------------------------------
Tax-Free Money Market Fund  $6     $17    $30     $68
U.S. Treasury Money
  Market Fund                7      20     36      80
Institutional U.S. Treasury
  Money Market Fund          3      11     19      42
Prime Money Market Fund      7      21     36      81
--------------------------------------------------------

(1) Unless otherwise noted, the information in the expense table and the example is based on the fiscal year ended May 31, 1997 and reflects voluntary fee waivers and/or reimbursements. The assumption in the example of a 5% annual return is required by the Securities and Exchange Commission for all mutual funds, and is not a prediction of any Fund's future performance. The example should not be considered a representation of past or future expenses of any Fund. Actual expenses may be greater or less than those shown.

(2) Without fee waivers and reimbursements, advisory fees would be .40% for each Fund (.20% for the Institutional U.S. Treasury Money Market Fund); and other expenses and total operating expenses would be .16% and .56% for the Tax-Free Money Market Fund, .32% and .72% for the U.S. Treasury Money Market Fund, .14% and .34% for the Institutional U.S. Treasury Money Market Fund and .35% and .75% for the Prime Money Market Fund.


PROSPECTUS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THIS TABLE CONTAINS FINANCIAL INFORMATION ABOUT THE FUNDS WHICH IS INCLUDED IN THE FUNDS' ANNUAL REPORTS. EXCEPT AS NOTED BELOW, THE FINANCIAL INFORMATION HAS BEEN AUDITED BY COOPERS & LYBRAND L.L.P., INDEPENDENT ACCOUNTANTS. THEIR REPORTS ON THE AUDITED FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE INCLUDED IN THE ANNUAL REPORTS. THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FROM THE ANNUAL REPORTS ARE INCORPORATED BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION. COPIES OF THE ANNUAL REPORTS MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-800-BKB-1784.

                                          NET                               NET               NET
                                         ASSET              DISTRIBUTIONS  ASSET            ASSETS       RATIO
                                         VALUE        NET      FROM NET    VALUE              END     OF EXPENSES
                                       BEGINNING  INVESTMENT  INVESTMENT    END     TOTAL  OF PERIOD  TO AVERAGE
                                       OF PERIOD    INCOME      INCOME   OF PERIOD  RETURN   (000)    NET ASSETS
------------------------------------------------------------------------------------------------------------------
BOSTON 1784 TAX-FREE MONEY MARKET FUND
For the year ended May 31, 1997          $1.00       0.03       (0.03)    $1.00     3.22%    $845,612     0.54%
For the year ended May 31, 1996          $1.00       0.03       (0.03)    $1.00     3.55%    $549,628     0.54%
For the year ended May 31, 1995          $1.00       0.03       (0.03)    $1.00     3.29%    $539,412     0.50%
For the period ended May 31, 1994 (1)    $1.00       0.02       (0.02)    $1.00     2.31%*   $407,448     0.27%
------------------------------------------------------------------------------------------------------------------
BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
For the year ended May 31, 1997          $1.00       0.05       (0.05)    $1.00     4.86%    $390,294     0.64%
For the year ended May 31, 1996          $1.00       0.05       (0.05)    $1.00     5.16%    $ 78,999     0.64%
For the year ended May 31, 1995          $1.00       0.05       (0.05)    $1.00     4.81%    $ 55,068     0.60%
For the period ended May 31, 1994 (2)    $1.00       0.03       (0.03)    $1.00     2.64%*   $  5,593     0.65%
------------------------------------------------------------------------------------------------------------------
BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
For the year ended May 31, 1997          $1.00       0.05       (0.05)    $1.00     5.16%  $2,591,487     0.33%
For the year ended May 31, 1996          $1.00       0.05       (0.05)    $1.00     5.45%  $  644,733     0.32%
For the year ended May 31, 1995          $1.00       0.05       (0.05)    $1.00     5.05%  $  395,585     0.30%
For the period ended May 31, 1994 (3)    $1.00       0.03       (0.03)    $1.00     2.99%* $  181,568     0.22%
------------------------------------------------------------------------------------------------------------------
BOSTON 1784 PRIME MONEY MARKET FUND
For the period
   ended May 31, 1997 (4)                $1.00       0.02       (0.02)    $1.00     2.07%*   $123,099     0.65%
For the year ended
   December 31, 1996 (5)                 $1.00       0.05       (0.05)    $1.00     5.02%    $ 93,229     0.66%
For the year ended December 31, 1995     $1.00       0.05       (0.05)    $1.00     5.49%    $156,532     0.62%
For the year ended December 31, 1994     $1.00       0.04       (0.04)    $1.00     3.75%    $136,923     0.65%
For the year ended December 31, 1993     $1.00       0.03       (0.03)    $1.00     2.72%    $168,909     0.59%
For the period ended
   December 31, 1992 (6)                 $1.00       0.02       (0.02)    $1.00     2.13%*   $242,935     0.59%
For the period ended April 30, 1992 (7)  $1.00       0.03       (0.03)    $1.00     3.55%    $280,931     0.48%
------------------------------------------------------------------------------------------------------------------

                                                       RATIO     RATIO OF
                                           RATIO    OF EXPENSES NET INCOME
                                           OF NET   TO AVERAGE  TO AVERAGE
                                           INCOME   NET ASSETS  NET ASSETS
                                         TO AVERAGE (EXCLUDING  (EXCLUDING
                                         NET ASSETS   WAIVERS)    WAIVERS)
--------------------------------------------------------------------------
BOSTON 1784 TAX-FREE MONEY MARKET FUND
For the year ended May 31, 1997             3.17%      0.56%        3.15%
For the year ended May 31, 1996             3.49%      0.60%        3.43%
For the year ended May 31, 1995             3.28%      0.61%        3.17%
For the period ended May 31, 1994 (1)       2.39%      0.71%        1.95%
--------------------------------------------------------------------------
BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
For the year ended May 31, 1997             4.76%      0.72%        4.68%
For the year ended May 31, 1996             5.02%      0.75%        4.91%
For the year ended May 31, 1995             5.13%      0.92%        4.81%
For the period ended May 31, 1994 (2)       2.91%      6.42%       (2.86)%
--------------------------------------------------------------------------
BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
For the year ended May 31, 1997             5.05%      0.34%        5.04%
For the year ended May 31, 1996             5.29%      0.39%        5.22%
For the year ended May 31, 1995             5.12%      0.41%        5.01%
For the period ended May 31, 1994 (3)       3.16%      0.55%        2.83%
--------------------------------------------------------------------------
BOSTON 1784 PRIME MONEY MARKET FUND
For the period
   ended May 31, 1997 (4)                   4.98%      0.75%        4.88%
For the year ended
   December 31, 1996 (5)                    4.85%      0.66%        4.85%
For the year ended December 31, 1995        5.40%      0.62%        5.40%
For the year ended December 31, 1994        3.64%      0.69%        3.60%
For the year ended December 31, 1993        2.68%      0.70%        2.57%
For the period ended
   December 31, 1992 (6)                    3.13%      0.64%        3.08%
For the period ended April 30, 1992 (7)     4.61%      0.63%        4.46%
--------------------------------------------------------------------------

 *  Returns are for the period indicated and have not been annualized.
(1) The Tax-Free Money Market Fund commenced operations on June 14, 1993. All ratios for the period have been annualized.
(2) The U.S. Treasury Money Market Fund commenced operations on June 7, 1993. All ratios for the period have been annualized.
(3) The Institutional U.S. Treasury Money Market Fund commenced operations on June 14, 1993. All ratios for the period have been annualized.
(4) The Prime Money Market Fund changed its fiscal year from December 31 to
    May 31. Reflects operations for the period from January 1, 1997 to May 31, 1997. All ratios for the period have been annualized.
(5) Until December 9, 1996, the Prime Money Market Fund was known as the BayFunds Money Market Portfolio and was a portfolio of BayFunds, an open-end investment company registered under the Investment Company Act of 1940, as amended. Shares of the BayFunds Money Market Portfolio were divided into two classes, known as Investment Shares and Trust Shares. The Prime Money Market Fund has only a single class of outstanding shares. For periods prior to December 9, 1996, Ernst & Young LLP were the auditors of the BayFunds
    Money Market Portfolio.
(6) The Prime Money Market Fund changed its fiscal year from April 30 to December 31. Reflects operations for the period from May 1, 1992 to December 31, 1992. All ratios for the period have been annualized.
(7) Reflects operations for the period from August 1, 1991 (date of initial public investment) to April 30, 1992. During the period from May 16, 1991 (start of business) to August 1, 1991, net investment income aggregating to $0.01 per share ($1,101) was distributed to Federated Administrative Services. All ratios for the period have been annualized.


PROSPECTUS

INVESTMENT INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT POLICIES: THIS SECTION DESCRIBES EACH FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT POLICIES. ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS ARE DESCRIBED IN THE NEXT SECTIONS. EACH FUND'S INVESTMENT OBJECTIVE IS FUNDAMENTAL, MEANING THAT IT CANNOT BE CHANGED WITHOUT THE APPROVAL OF SHAREHOLDERS OF THAT FUND. OF COURSE, THERE CAN BE NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

The investment objective of BOSTON 1784 U.S. TREASURY MONEY MARKET FUND, BOSTON 1784 PRIME MONEY MARKET FUND and BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND is to preserve principal value and maintain a high degree of liquidity while providing current income.

The investment objective of BOSTON 1784 TAX-FREE MONEY MARKET FUND is to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

The TAX-FREE MONEY MARKET FUND invests primarily in municipal securities. Municipal securities are debt securities issued by the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities that pay interest that is exempt from federal income tax, including the alternative minimum tax. Municipal securities also may be issued by other qualifying issuers and include bonds, notes and commercial paper. Under normal circumstances, at least 80% of the Fund's net assets are invested in municipal securities. The Fund may also invest in taxable money market instruments, such as short-term U.S. government obligations, bank obligations (including certificates of deposit, bankers' acceptances and fixed time obligations), commercial paper, and other short-term debt obligations and repurchase agreements. Under normal circumstances, not more than 20% of the Fund's assets are invested in taxable instruments. See Appendix A for information on taxable equivalent yields.

The U.S. TREASURY MONEY MARKET FUND and INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND invest primarily in U.S. Treasury obligations, including bills, notes and bonds, and repurchase agreements secured by U.S. Treasury obligations. Under normal circumstances at least 65% of these Funds' assets are invested in these securities. U.S. Treasury obligations are supported by the "full faith and credit" of the United States. Under normal circumstances, these Funds invest the rest of their assets in obligations of U.S. government agencies or instrumentalities and repurchase agreements secured by these obligations. Subject to applicable law, the Institutional Treasury Fund also invests in other mutual funds that hold only U.S. government obligations and repurchase agreements secured by these obligations. Some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States, others by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the agency or instrumentality. ALTHOUGH THE FUNDS INVEST IN U.S. GOVERNMENT OBLIGATIONS, AN INVESTMENT IN THE FUNDS IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

The PRIME MONEY MARKET FUND invests primarily in high quality money market instruments. These instruments include short-term U.S. government obligations, corporate bonds, bank obligations (including certificates of deposit, bankers' acceptances and fixed time obligations), commercial paper and other short-term debt obligations and repurchase agreements.

PROSPECTUS

Each Fund employs specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. There can be no assurance, however, that a constant net asset value will be maintained on a continuing basis.

The Funds comply with industry regulations applicable to money market funds. These regulations require that each Fund's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of each Fund's investments (on a dollar-weighted basis) be 90 days or less, and that all of the Funds' investments be in U.S. dollar-denominated high quality securities which have been determined by the Adviser to present minimal credit risks. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term.

ADDITIONAL INVESTMENT POLICIES: THIS SECTION DESCRIBES ADDITIONAL INVESTMENT POLICIES OF THE FUNDS. SEE "RISK CONSIDERATIONS" ON PAGE 6 FOR MORE INFORMATION.

NON-U.S. SECURITIES
Each Fund may invest a portion of its assets in non-U.S. securities. Investing in non-U.S. securities involves risks in addition to those of investing in U.S. securities. See "Risk Considerations."

TEMPORARY INVESTMENTS
During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, each Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

OTHER PERMITTED INVESTMENTS
For more information regarding the Funds' permitted investments and investment practices, see Appendix B. The Funds will not necessarily invest or engage in each of the investments and investment practices in Appendix B, but reserve the right to do so.

OTHER INVESTMENT COMPANIES
The Prime Money Market Fund may invest substantially all of its assets in a mutual fund having the same investment objective and policies as the Fund. This structure is known as a master/feeder investment structure. Shareholders of the Prime Money Market Fund will be given at least 30 days' notice before the Fund converts to this structure.

INVESTMENT RESTRICTIONS
The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Funds, including a limitation that each Fund may borrow money from banks in an amount not to exceed 331/3% of the Fund's total assets for extraordinary or emergency purposes (e.g., to meet redemption requests). Shareholder approval is required to change each Fund's investment objective. Generally, the Funds' investment policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered



PROSPECTUS

--------------------------------------------------------------------------------

to at the time an investment is made, a later change in percentage or rating resulting from changes in a Fund's securities will not be a violation of policy.

PORTFOLIO TURNOVER
Securities of a Fund will be sold whenever the Adviser or Advisers believe it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The amount of brokerage commissions and realization of taxable capital gains will tend to increase as the level of portfolio activity increases.

BROKERAGE TRANSACTIONS
The primary consideration in placing each Fund's securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Funds may execute brokerage or other agency transactions through an investment adviser or distributor of the Funds. The adviser or distributor will be paid for these transactions.

RISK CONSIDERATIONS: THE RISKS OF INVESTING IN EACH FUND VARY DEPENDING UPON THE NATURE OF THE SECURITIES HELD, AND THE INVESTMENT PRACTICES EMPLOYED, ON ITS BEHALF. CERTAIN OF THESE RISKS ARE DESCRIBED IN THIS SECTION.

NON-U.S. SECURITIES
Investments in non-U.S. securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments. In addition, non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Non-U.S. markets may be less liquid and more volatile than U.S. markets, and may offer less protection to investors such as the Funds.

INVESTMENT PRACTICES
Certain of the investment practices employed for the Funds may entail certain risks. These risks are in addition to the risks described above and are described in Appendix B.

PROSPECTUS

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Substantially all of each Fund's net income from dividends and interest is declared as a dividend daily to shareholders of record. Shares begin accruing dividends on the date of purchase, and accrue dividends up to and including the day prior to redemption. Dividends are paid MONTHLY on the first business day of each month.

Each Fund's net realized short-term and long-term capital gains, if any, will be distributed to the Fund's shareholders at least annually, in December. Each Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

Distributions are paid in additional shares issued at net asset value unless the shareholder elects to receive payment in cash.

If a shareholder has elected to receive dividends and/or distributions in cash, and the postal or other delivery service fails to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the shareholder servicing agent with regard to uncashed distribution checks, the shareholder's distribution option will automatically be converted to having dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

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MANAGEMENT
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TRUSTEES AND OFFICERS
Each Fund is supervised by the Board of Trustees of Boston 1784 Funds. More information on the Trustees and Fund officers may be found under "Management" in the Statement of Additional Information.

INVESTMENT ADVISER
BankBoston is the investment adviser of each Fundy and, subject to policies set by the Trustees, makes investment decisions. BankBoston is the successor to a bank chartered in 1784 and offers a wide range of banking and investment services to customers throughout the world. BankBoston has been providing asset management services since 1890. The Private Bank Division of BankBoston is the investment management group within BankBoston that advises the Funds. As of July 31, 1997, the Private Bank was responsible for the investment management of approximately $24 billion of individual, institutional, endowment and corporate assets, including nearly $7 billion in assets of the Funds, in money market, equity, and fixed income securities. The Private Bank has earned national recognition and respect as an investment manager. BankBoston is a wholly-owned subsidiary of BankBoston Corporation; its legal name is BankBoston, National Association and its address is 100 Federal Street, Boston, Massachusetts 02110. Prior to April 24, 1997, BankBoston's legal name was The First National Bank of Boston.

The following chart shows the investment advisory fees paid by each Fund for the fiscal year ended May 31, 1997.

----------------------------------------------------------------
                                         Advisory fees paid
                                     (expressed as a percentage
                                       of average net assets)
----------------------------------------------------------------
Tax-Free Money Market Fund                      .38%
U.S. Treasury Money Market Fund.                .35
Institutional U.S. Treasury Money Market Fund   .19
Prime Money Market Fund                         .30

BANKING RELATIONSHIPS. BankBoston and its affiliates may have banking relationships with the issuers of securities purchased for the Funds. These relationships may include outstanding loans to issuers which may be repaid in whole or in part with the proceeds of securities purchased for the Funds. BankBoston has informed the Funds that in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of BankBoston or any of its affiliates.

BANK REGULATORY MATTERS. The Glass-Steagall Act prohibits certain financial institutions, such as BankBoston, from underwriting securities of open-end investment companies, such as the Funds. BankBoston believes that its investment advisory services are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent BankBoston from continuing to perform these services. If that were to happen, the Funds would seek alternative means for obtaining these services.

ADMINISTRATOR. SEI Fund Resources provides administrative and fund accounting services to the Funds, including regulatory reporting, office facilities and equipment and personnel. SEI receives a fee for these services, which is calculated daily and paid monthly,

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at an annual rate of .085% of the first $5 billion of the combined average daily net assets of the Funds and the other funds in the Boston 1784 Funds family and
 .045% of combined average daily net assets in excess of $5 billion. SEI has agreed to waive portions of its fee from time to time. SEImay retain sub-administrators, including BankBoston, whose fees would be paid by SEI.

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT. Boston Financial Data Services, 2 Heritage Drive, North Quincy, Massachusetts 02171, is the Funds' dividend disbursing agent. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the transfer agent. BankBoston is the shareholder servicing agent.

DISTRIBUTION ARRANGEMENTS. SEI Investments Distribution Co. (formerly known as SEI Financial Services Company), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456, is the distributor of shares of each Fund. The Distributor receives no fee for these services.

From time to time, the Distributor may provide incentive compensation to its own employees and employees of banks (including BankBoston), broker-dealers and investment counselors in connection with the sale of shares of the Funds. Promotional incentives may be cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, will be offered uniformly to all program participants and will be predicated upon the amount of shares of the Funds sold by the participant.

CUSTODIAN. BankBoston is the Funds' custodian. Fund securities may be held by a sub-custodian bank approved by the Trustees.

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SHAREHOLDER SERVICES
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This section describes how to do business with the Funds and shareholder services that are available.

HOW TO REACH THE FUNDS
        BY TELEPHONE 1-800-BKB-1784
                     Call for account or Fund
                     information Monday through
                     Friday 8 a.m. to 8 p.m. or Saturday
                     and Sunday between
                     9 a.m. and 4 p.m. (Eastern time).
     BY REGULAR MAIL Boston 1784 Funds
                     P.O. Box 8524
                     Boston, MA 02266-8524
BY OVERNIGHT COURIER Boston 1784 Funds
                     c/o Boston Financial Data Services
                     2 Heritage Drive
                     North Quincy, MA 02171
TYPES OF ACCOUNTS
If you are investing in the Funds for the first time, you will need to establish an account. You may establish the following types of accounts by completing the account application included with this Prospectus. If there is no application accompanying this Prospectus, call 1-800-BKB-1784.

[SQUARE BULLET] INDIVIDUAL OR JOINT OWNERSHIP. Individual accounts are owned by one person. Joint accounts have two or more owners.

[SQUARE BULLET] GIFT OR TRANSFER TO MINOR (UGMA OR UTMA). A UGMA (Uniform Gifts
                to Minors Act) or UTMA (Uniform Transfers to Minors Act) account is a custodial account managed for the benefit of a minor. To open a UGMA or UTMA account, you must include the minor's social security number on the application.

[SQUARE BULLET] TRUST. A trust can open an account. The name of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

[SQUARE BULLET] CORPORATIONS, PARTNERSHIPS AND OTHER LEGAL ENTITIES.
                Corporations, partnerships and other legal entities may also open an account. The application and resolution form must be signed by a general partner of the partnership or an authorized officer of the corporation or other legal entity.

[SQUARE BULLET] RETIREMENT. If you are eligible, you may set up your account under a tax-sheltered retirement plan, such as an Individual Retirement Account. BankBoston offers a number of retirement plans through which Fund shares may be purchased.
                Call 1-800-BKB-1784 for more information.

HOW TO OPEN AN ACCOUNT

Complete and sign the appropriate account application. Please be sure to provide your social security or taxpayer identification number on the application. Make your check payable to Boston 1784 Funds. Send all items to one of the following addresses:

     BY REGULAR MAIL   Boston 1784 Funds
                       P.O. Box 8524
                       Boston, MA 02266-8524
BY OVERNIGHT COURIER   Boston 1784 Funds
                       c/o Boston Financial
                       Data Services
                       2 Heritage Drive
                       North Quincy, MA 02171

You may also purchase shares through certain financial institutions, including BankBoston. These institutions may have their own procedures for purchases and redemptions, and may charge fees. Contact your financial institution for more information.

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HOW TO PURCHASE SHARES
Shares of the Funds are sold on a continuous basis and may be purchased from the Distributor or a broker-dealer or financial institution that has an agreement with the Distributor. Purchases may be made Monday through Friday, except on certain holidays.

Each Fund's share price, called net asset value per share, is calculated every business day. Each Fund's shares are sold without a sales charge. Shares are purchased at net asset value the next time it is calculated after your investment is received and accepted by the Distributor. Net asset value is normally calculated at 12 noon Eastern time (3 p.m. for the Institutional U.S. Treasury Money Market Fund). For the Institutional U.S. Treasury Money Market Fund, the Distributor must receive federal funds by the close of business on the day your order is received and accepted. For the other Funds, your investment is considered received when your check is converted into federal funds. This normally happens within two business days.

On days when the financial markets close early, such as the day after Thanksgiving and Christmas Eve, purchase orders for the Institutional U.S. Treasury Money Market Fund must be received by 12 noon.

NEW PURCHASES. If you are new to the Funds, complete and sign an account application and mail it along with your check. To establish the telephone purchase option on your new account, complete the "Authorization of Telephone Transfer" section on the application and attach a "voided" check from your bank account.

If you wish to open an account by debiting your checking or savings account, please attach a voided check and complete the "Bank Wire and ACH Instructions" section of the application.

If you are investing through a tax-sheltered retirement plan for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-BKB-1784 for more information.

ADDITIONAL PURCHASES. If you already have money invested in a Fund, you can invest additional money in that Fund in the following ways:

      BY MAIL. Complete the remittance slip attached at the bottom of your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to one of the addresses listed on page 10.

      BY TELEPHONE. This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. When you make an additional purchase by telephone, the Funds will automatically debit your predesignated bank account for the desired amount. If you have not established the telephone purchase option, call 1-800-BKB-1784 to request the appropriate form.

      BY WIRE. Purchases may also be made by wiring money from your bank account to your Fund account. Call 1-800-BKB-1784 to receive wiring instructions prior to sending any money.

      AUTOMATIC INVESTMENT PROGRAMS. Automatic investing is an easy way to add to your account systematically. The Funds offer automatic investment plans to help you achieve your financial goals as simply and conveniently as possible. Minimum purchase amounts apply. Call 1-800-BKB-1784 for information.

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PAYING FOR SHARES. Please note the following:

      [SQUARE BULLET] Purchases may be made by check, wire transfer and automated clearing house transactions.

      [SQUARE BULLET] All purchases must be made in U.S. dollars.

      [SQUARE BULLET] Checks must be drawn on U.S. banks and must be payable to
                      Boston 1784 Funds. Third party checks can not be accepted.

      [SQUARE BULLET] Cash and credit card checks are not accepted.

      [SQUARE BULLET] If a check does not clear your bank, the Funds reserve the right to cancel the purchase.

      [SQUARE BULLET] If the Funds are unable to debit your predesignated bank account on the day of purchase, they may make additional attempts or cancel the purchase.

If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the canceled purchase. The Funds have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. The Funds reserve the right to reject any specific purchase request.

MINIMUM INVESTMENTS. The following minimums apply, unless they are waived by the Distributor.

To open an account                       $1,000.00*
 For tax-sheltered retirement plans         250.00

To add to an account                        250.00**
 Through automatic investment plans          50.00

Minimum account balance                   1,000.00*
 For tax-sheltered retirement plans         250.00

 *   $100,000 for the Institutional U.S. Treasury Money Market Fund
**   $5,000 for the Institutional U.S. Treasury Money Market Fund

HOW TO SELL SHARES

On any business day, you may redeem all or a portion of your shares. If the shares being redeemed were purchased by check, telephone or through an automatic investment program, the Funds may delay the mailing of your redemption check for up to 10 business days after purchase to allow the purchase to clear.

Your transaction will be processed at net asset value the next time it is calculated after your redemption request in good order is received. A redemption is treated as a sale for tax purposes, and could result in taxable gain or loss in a non-tax-sheltered account.

BY MAIL. To redeem all or part of your shares by mail, your request should be sent in writing to one of the addresses listed on page 10 and must include the following information (please refer to "Signature guarantees" on page 13 if your redemption request is in excess of $100,000):

      [SQUARE BULLET] the name of the Fund(s), [SQUARE BULLET] the account number(s),
      [SQUARE BULLET] the amount of money or number of shares being redeemed, [SQUARE BULLET] the name(s) on the account, [SQUARE BULLET] the signature(s) of all registered account owners, and [SQUARE BULLET] your daytime telephone number.

Signature requirements vary based on the type of account you have:

      [SQUARE BULLET] INDIVIDUAL, JOINT TENANTS, TENANTS IN COMMON: Written
                      instructions must be signed by each shareholder exactly as the names appear in the account registration.

      [SQUARE BULLET] UGMA OR UTMA: Written instructions must be signed by the custodian in his/her capacity as it appears in the account registration.

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      [SQUARE BULLET] SOLE PROPRIETOR, GENERAL PARTNER: Written instructions must be signed by an authorized individual in his/her capacity as it appears in the account registration.

      [SQUARE BULLET] CORPORATION, ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution, authorizing the signer to act, must accompany the request.

      [SQUARE BULLET] TRUST: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear in the account registration, a certificate of incumbency dated within 60 days must also be submitted.

      [SQUARE BULLET] RETIREMENT: Written instructions must be signed by the account owner. Call 1-800-BKB-1784 for more information.

BY TELEPHONE. If you selected this option on your account application, you may make redemptions from your account by calling 1-800-BKB-1784 by 4:00 p.m. Eastern Time. The Funds, at their option, may require requests for redemptions in excess of $100,000 to be in writing with signatures guaranteed. You may not close your account by telephone.

SYSTEMATIC WITHDRAWAL PLAN. Under this plan, you may redeem a specific dollar amount from your account on a regular basis. For more information or to sign up for this service, please call 1-800-BKB-1784.

PAYMENT OF REDEMPTION PROCEEDS. Payments may be made by check or wire transfer.

BY CHECK Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request.

BY WIRE If you are authorized for the wire redemption service, your redemption proceeds will be wired directly into your designated bank account normally on the business day of receipt of your redemption request. There is no limitation on redemptions by wire; however, there is a $12 fee for each wire and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call 1-800-BKB-1784 to sign up for this service. Wire redemptions are not available for retirement accounts.

BY         If you have established this option, your
ELECTRONIC redemption proceeds will be
TRANSFER   transferred electronically to your pre-
(ACH) designated bank account. To establish this option on an existing account, please call 1-800-BKB-1784 to request the appropriate form.

SIGNATURE GUARANTEES. In addition to the signature requirements, a signature guarantee is required in any of the following circumstances:

         [SQUARE BULLET] You would like the check made payable to anyone other than the shareholder(s) of record.

         [SQUARE BULLET] You would like the check mailed to an address other than the address of record.

         [SQUARE BULLET] You would like the check mailed to an address of record that has changed within the preceding 30 days.

         [SQUARE BULLET] Your redemption request is in excess of $100,000.

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At the Funds' discretion, signature guarantees may also be required for other redemptions. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

SHAREHOLDER SERVICES AND POLICIES
EXCHANGES. On any business day, you may exchange all or a portion of your shares into any other available Fund or any other fund in the Boston 1784 Funds family. To make exchanges, please follow the procedures for redemptions. Exchanges are processed at the net asset value next calculated after an exchange request in good order is received and approved. Please read the prospectus for the Fund into which you are exchanging. The Funds reserve the right to reject any exchange request or to modify or terminate the exchange privilege at any time. An exchange is the sale of shares of one Fund and purchase of shares of another, and could result in taxable gain or loss in a non-tax-sheltered account.

REDEMPTION PROCEEDS. The Funds intend to pay redemption proceeds in cash, but reserve the right to pay in kind by delivery of investment securities equal to the redemption price. In these cases, you might incur brokerage costs when converting the securities to cash. The right of any shareholder to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the Securities and Exchange Commission permits mutual funds to postpone payments for the protection of investors.

Please note that purchases, exchanges or redemptions may be made by telephone if you selected this option on your account application. If you wish to establish this option on an existing account, please call 1-800-BKB-1784 to request the appropriate form.

TAXPAYER IDENTIFICATION NUMBER. On the account application or other appropriate form, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold 31% of any dividends and redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.

SHARE CERTIFICATES. Share certificates are not issued.

INVOLUNTARY REDEMPTIONS. If your account balance falls below the minimum required investment as a result of a redemption or exchange, you will be given 60 days to re-establish the minimum balance. If you do not, your account may be closed and the proceeds sent to you.

TELEPHONE TRANSACTIONS. You may initiate many transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from acting upon wire or telephone instructions that it reasonably believes to be genuine. The Funds and their agents will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include taping of telephone conversations. It may be difficult to reach the Funds by telephone during periods of unusual market activity. If you are unable to reach a

PROSPECTUS

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representative by telephone, please consider sending written instructions.

ADDRESS CHANGES. To change the address on your account, call 1-800-BKB-1784 or send a written request signed by all account owners. Include the name of your Fund(s), the account numbers(s), the name(s) on the account and both the old and new addresses.

REGISTRATION CHANGES. To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, call 1-800-BKB-1784. If your shares are held of record by a financial institution, contact that financial institution for ownership changes.

STATEMENTS AND REPORTS. The Funds will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you are enrolled in an automatic investment program and invest on a monthly basis, you will receive quarterly confirmations. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.

Financial reports for the Funds, which include a list of the Funds' portfolio holdings, will be mailed semi-annually to all shareholders.

CHECKWRITING. Checkwriting privileges are available to certain shareholders foryBoston 1784 Tax-Free Money Market Fund, Boston 1784 U.S. Treasury Money Market Fund, Boston 1784 Prime Money Market Fund and Boston 1784 Short-Term Income Fund. Call 1-800-BKB-1784 for more information. You may not use a check to close your account. Checks may be written against your investment for a minimum of $250 each check.

PROSPECTUS

TAXES
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This discussion of taxes is for general information only. Investors should consult their own tax advisers about their particular situations.

Each Fund is treated as a separate entity for federal income tax purposes, and intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies so that it will not be liable for any federal income or excise taxes. Any Fund that receives income from foreign securities may pay withholding or other taxes to foreign governments during the year, however, and these taxes will reduce that Fund's dividends.

With certain exceptions, Fund dividends and capital gains distributions are subject to federal income tax and may also be subject to state and local taxes. Distributions from interest on U.S. government obligations may be exempt from state and local taxes. The Tax-Free Money Market Fund expects that its distributions from interest on municipal securities will usually be exempt from federal income tax. Dividends and distributions are treated in the same manner for federal tax purposes whether they are paid in cash or as additional shares. Generally, distributions from a Fund's net investment income and short-term capital gains will be taxed as ordinary income. It is not expected that any Fund distributions will be eligible for the dividends received deduction for corporations. Distributions of long-term net capital gains will be taxed as long-term capital gains regardless of how long the shares of a Fund have been held; however, it is not clear at this time whether all or any part of such distributions will be eligible to be taxed at a maximum rate below 28%.

Interest on loans to purchase or carry shares of the Tax-Free Money Market Fund will not be deductible for federal income tax purposes. Exempt-interest dividends may be subject to alternative minimum tax.

Foreign shareholders may be subject to U.S. withholding taxes.

Early each year, each Fund will notify its shareholders of the amount and tax status of distributions paid to shareholders for the preceding year. Investors should consult their own tax advisers regarding the status of their investments under state and local laws.

PROSPECTUS

GENERAL INFORMATION
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NET ASSET VALUE
Net asset value per share for each Fund other than the Institutional U.S. Treasury Money Market Fund is calculated each business day at 12 noon Eastern time. Net asset value per share for the Institutional U.S. Treasury Money Market Fund is calculated each business day at 3 p.m. Eastern time (12 noon on days when the financial markets close early).

All purchases, redemptions and exchanges will be processed at net asset value the next time it is calculated after a request is received and approved by the Distributor. In order to receive that day's price, an order must be received by 12 noon Eastern time (3 p.m. for the Institutional U.S. Treasury Money Market Fund unless the financial markets close early). Net asset value per share is calculated by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. Securities held by the Funds are valued at amortized cost, which approximates market value.

ORGANIZATION
Each Fund is a series of Boston 1784 Funds. Boston 1784 Funds is a Massachusetts business trust which was organized on February 5, 1993; it also is an open-end management investment company registered under the Investment Company Act of 1940. Prior to May 27, 1997, Boston 1784 Funds was known as 1784 Funds. On that date, the Trust and each Fund added "Boston" to their names. Boston 1784 Funds currently has eighteen active series.

Each Fund is a diversified mutual fund. Under the 1940 Act, a diversified mutual fund must manage at least 75% of its total assets so that no more than 5% of those assets are invested in any one company at the time of investment.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

VOTING AND OTHER RIGHTS

Boston 1784 Funds may issue an unlimited number of shares, may create new series of shares and may divide shares in each series into classes. Each share of each Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each series of Boston 1784 Funds have equal voting rights except that, in matters affecting only a particular Fund or class, only shares of that particular Fund or class are entitled to vote.

The U.S. Treasury Money Market Fund currently offers three classes of shares. Class A shares are described in this Prospectus. Class C and Class D shares are available solely in conjunction with certain cash management products offered by BankBoston. Class C and Class D shares may have different expenses, which may affect performance. Call 1-800-BKB-1784 for more information.

Since Boston 1784 Funds is a Massachusetts business trust, the Funds are not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in certain investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances. Each share of each Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of that Fund, subject to any differing expenses borne by different classes of the Fund.

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PERFORMANCE INFORMATION
Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield and total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors, and the value of a Fund's shares when redeemed may be more or less than their original cost.

Each Fund may provide annualized "yield" and "effective yield" quotations. The "yield" of a Fund refers to the income generated by an investment in the Fund over a 7-day, 30-day or one-month period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each week or month over a one-year period and is shown as a percentage of the maximum public offering price on the last day of that period. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that 7-day, 30-day or one-month period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

Each Fund may provide period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period and reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period.

The Tax-Free Money Market Fund may also advertise a "tax-equivalent yield." The "tax-equivalent yield" is determined by calculating the yield that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a shareholder.

A Fund's performance may from time to time be compared to that of other mutual funds tracked by mutual fund rating services, broad groups of comparable mutual funds or unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. Certain Funds may advertise performance that includes results from periods in which the Funds' assets were managed in a non-registered predecessor vehicle.

Of course, any fees charged by a financial institution to a shareholder will reduce that shareholder's net return on investment. See the Statement of Additional Information for more information concerning the calculation of performance for the Funds.

EXPENSES
In addition to amounts payable to its service providers, each Fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with BankBoston or the Administrator, government fees, taxes, accounting and legal fees, expenses of communicating with shareholders, interest expense, and insurance premiums.

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The following table shows each Fund's expenses for the fiscal year ended May 31, 1997, expressed as a percentage of average net assets.

                                              Expenses
------------------------------------------------------
Tax-Free Money Market Fund                      .54%
U.S. Treasury Money Market Fund                 .64
Institutional U.S. Treasury Money Market Fund   .33
Prime Money Market Fund                         .65

COUNSEL AND INDEPENDENT AUDITORS.
Bingham, Dana & Gould LLP, Boston, Massachusetts, is counsel for each Fund. Coopers & Lybrand L.L.P., Philadelphia, Pennsylvania, serves as independent auditor for each Fund.

The Statement of Additional Information dated the date of this Prospectus contains more detailed information about the Funds, including information relating to (i) investment policies and restrictions, (ii) the Trustees, officers and investment advisers, (iii) securities transactions, (iv) the Funds' shares, including rights and liabilities of shareholders, (v) the method used to calculate performance information and (vi) the determination of net asset value.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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APPENDIX A -- TAXABLE EQUIVALENT YIELDS
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THIS TABLE SHOWS THE YIELD INVESTORS NEED TO ACHIEVE FROM A TAXABLE INVESTMENT TO EQUAL THE YIELD FROM A TAX-EXEMPT INVESTMENT. THESE TABLES DO NOT PREDICT THE YIELD OF ANY FUND. THEY ARE ACCURATE AS OF SEPTEMBER 15, 1997.

FEDERAL
Equivalent yields: Tax-exempt versus taxable securities

                                  1997
       Taxable Income           Federal
------------------------------- Marginal
   Single         Joint           Rate     4.0%    4.5%     5.0%    5.5%    6.0%     6.5%     7.0%     7.5%    8.0%
----------------------------------------------------------------------------------------------------------------------
    $0-24,000       $0-40,100     15.00%    4.71%   5.29%    5.88%   6.47%   7.06%    7.65%    8.24%    8.82%   9.41%
  24,001-58,150   40,101-96,900   28.00%    5.56%   6.25%    6.94%   7.64%   8.33%    9.03%    9.72%   10.42%  11.11%
 58,151-121,300  96,901-147,700   31.00%    5.80%   6.52%    7.25%   7.97%   8.70%    9.42%   10.14%   10.87%  11.59%
121,301-263,750  147,701-263,750  36.00%    6.25%   7.03%    7.81%   8.59%   9.38%   10.16%   10.94%   11.72%  12.50%
 over 263,750      over 263,750   39.60%    6.62%   7.45%    8.28%   9.11%   9.93%   10.76%   11.59%   12.42%  13.25%

PROSPECTUS

APPENDIX B -- PERMITTED INVESTMENTS AND INVESTMENT PRACTICES
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U.S. TREASURY OBLIGATIONS
U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal Reserve book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). STRIPS are sold as zero coupon securities. These securities are usually structured with two classes that receive different portions of the interest and principal payments from the underlying obligation. The yield to maturity on the interest-only class is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only class generally is unusually volatile in response to changes in interest rates. See "Zero Coupon Securities" for more information. Each Fund limits its investments in STRIPS to 20% of its total assets.

U.S. GOVERNMENT AGENCIES
Certain Federal agencies such as the Government National Mortgage Association
(GNMA) have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. government, are either backed by the full faith and credit of the United States (e.g., GNMA) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association).

RECEIPTS
Receipts are interests in separately-traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs) and Certificates of Accrual on Treasury Securities (CATS). TRs, TIGRs and CATS are sold as zero coupon securities.

ZERO COUPON SECURITIES
A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

BANK OBLIGATIONS
Bank obligations include certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. The Funds have established certain minimum credit quality standards for bank obligations in which they invest.

BANKERS' ACCEPTANCES

A banker's acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

                                                                     (CONTINUED)
PROSPECTUS

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CERTIFICATES OF DEPOSIT

A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

TIME DEPOSITS

A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

COMMERCIAL PAPER

Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from one to 270 days.

MONEY MARKET FUNDS
A money market fund is a mutual fund that limits its investments to high quality money market instruments with an average weighted maturity of 90 days or less. Consistent with applicableyregulations, the Funds may not invest more than certain percentages of their assets in other mutual funds. Investing in other mutual funds causes shareholders to bear not only Fund expenses, but also expenses of the underlying mutual funds.

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature permitting the holder to demand payment of principal at any time or at specified intervals. These obligations may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. The interest rate on these securities may be reset daily, weekly, quarterly, or some other reset period and may have a floor or ceiling on interest rate charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

REPURCHASE AGREEMENTS

A repurchase agreement is an agreement where a person buys a security and simultaneously commits to sell the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. Pursuant to an exemptive order from the SEC, the Funds may enter into repurchase agreements on a pooled basis.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve the sale of securities held by a Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When a Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. The segregation of assets could impair the Fund's ability to meet its

PROSPECTUS

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current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing.

FORWARD COMMITMENTS OR PURCHASES

ON A WHEN-ISSUED BASIS
Forward commitments or purchases of securities on a when-issued basis are transactions where the price of the securities is fixed at the time of commitment and the delivery and payment ordinarily takes place beyond customary settlement time. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the buyer before settlement. The securities are subject to market fluctuation due to changes in market interest rates; the securities are also subject to fluctuation in value pending settlement based upon public perception of the creditworthiness of the issuer of these securities. Each Fund may invest up to 25% of its assets in forward commitments or commitments to purchase securities on a when-issued basis.

MUNICIPAL SECURITIES
Municipal securities include debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations and for general operating expenses. Municipal securities also include debt obligations issued to obtain funds for lending to other public institutions and facilities, and certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity, and industrial development bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed with the proceeds of these bonds as security for such payment.

Municipal securities also include participations in municipal leases. These are undivided interests in a portion of a lease or installment purchase issued by state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult.

STANDBY COMMITMENTS
A security purchased subject to a standby commitment may be sold at a fixed price prior to maturity and may be sold at any time at market rates. A premium may be paid for a standby commitment and will have the effect of reducing the yield otherwise payable on the underlying security. There is no limit to the percentage of Fund securities that any Fund may purchase subject to a standby commitment, but

PROSPECTUS

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the amount paid directly or indirectly for a standby commitment held by any Fund will not exceed 1/2 of 1% of the value of the total assets of the Fund.

SECURITIES LENDING
Consistent with applicable regulatory requirements and in order to generate additional income, each Fund may lend securities to broker-dealers and other institutional borrowers. Loans must be callable at any time and continuously secured by collateral (cash or U.S. government securities) in an amount not less than the market value, determined daily, of the securities loaned. It is intended that the value of securities loaned by a Fund would not exceed 33 1/3% of the Fund's total assets. In the event of the bankruptcy of the other party to a securities loan, a Fund could experience delays in recovering either the securities lent or cash. To the extent that, in the meantime, the value of the securities lent has increased or the value of the securities purchased has decreased, the Fund could experience a loss. The voting rights of such securities may pass to the borrower; however, the lending Fund will seek to call loans, to vote proxies, or otherwise to obtain rights to vote or consent if a material event affecting the investment is to occur.

RESTRICTED OR ILLIQUID SECURITIES

Securities that may not be sold freely to the public absent registration or securities for which there is no readily available market are referred to as restricted or illiquid securities, respectively. Each Fund may invest up to 10% of its net assets in illiquid securities, including restricted securities that are illiquid. The absence of a trading market can make it difficult to ascertain a market value for these investments. Disposing of illiquid securities may involve time-consuming negotiation and legal expense, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

RULE 144A SECURITIES
The Funds may purchase restricted securities that are not registered for sale to the general public if it is determined that there is a dealer or institutional market in the securities. In that case, the securities will not be treated as illiquid for purposes of the Fund's investment limitation described above. The Trustees will review these determinations. These securities are known as "Rule 144A securities," because they are traded under SEC Rule 144A among qualified institutional buyers. Institutional trading in Rule 144A securities is relatively new and the liquidity of these investments could be impaired if trading in Rule 144A securities does not develop or if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

\ASSET-BACKED SECURITIES
The Funds may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.

PROSPECTUS

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PROSPECTUS

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PROSPECTUS

Prospectus
                       Boston 1784 Funds [REGISTERED MARK]
                                     [logo]


         This Prospectus describes Boston 1784 Large Cap Equity Fund, a no-load mutual fund advised by BankBoston.

         REMEMBER THAT SHARES OF THE FUND
         (Degree) ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED
                  BY, BANKBOSTON OR ANY OF ITS AFFILIATES
         (Degree) ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY
                  OTHER AGENCY
         (Degree) INVOLVE INVESTMENT RISKS, INCLUDING THE LOSS OF THE PRINCIPAL
                  AMOUNT INVESTED

         Please read this Prospectus before investing, and keep it on file for future reference. It contains important information, including how the Fund invests and services available to shareholders.

         To learn more about the Fund and its investments, you can obtain a copy of the Fund's most recent financial report and portfolio listing or a copy of the Statement of Additional Information dated October 1, 1997. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. For a free copy of either document call 1-800-BKB-1784.

AS ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


October 1, 1997

                                    CONTENTS


Fund Summary...............................................................3
Expenses ..................................................................3
Investment Information.....................................................4
         Investment objectives and principal investment policies...........4
         Additional investment policies....................................4
         Risk considerations...............................................5
Dividends and Distributions................................................7
Management.................................................................7
Shareholder Services.......................................................9
         How to reach the Fund.............................................9
         Types of accounts.................................................9
         How to open an account...........................................10
         How to purchase shares...........................................10
         How to sell shares...............................................12
         Shareholder services and policies................................13
Taxes.....................................................................15
General Information.......................................................15
         Net asset value..................................................15
         Organization.....................................................15
         Voting and other rights..........................................16
         Performance information..........................................16
         Expenses.........................................................17
         Counsel and independent auditors.................................17
Appendix A - Permitted Investments and Investment Practices...............18

                                  FUND SUMMARY

         This section summarizes the Fund's investment objectives and who may want to invest. See the rest of this Prospectus for more information, including risk considerations. As with any mutual fund, there can be no assurance that the Fund will achieve its investment objectives. The Fund, by itself, is not intended to be a complete investment program.

   BOSTON 1784 LARGE CAP EQUITY FUND

   OBJECTIVES:  income and capital appreciation.

   WHO MAY WANT TO INVEST

          The Fund is designed for long-term investors who can tolerate changes in the value of their investments. The Fund may be appropriate for those who seek both income and growth from equity investments. While this Fund invests primarily in U.S. securities, it may invest a portion of its assets in non-U.S. securities. Non-U.S. securities involve risks in addition to those of U.S. investments.

                                    EXPENSES

         These tables show shareholder transaction expenses and estimated annual operating expenses for the Fund, and are intended to assist investors in understanding the various costs and expenses that shareholders in the Fund will bear, either directly or indirectly. For more information, see "Management" on page 7 and "General Information - Expenses" on page 18.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales load imposed on                               None
  purchases and reinvested dividends
Deferred sales charges imposed on                           None
  redemptions
Redemption fee*                                             None
Exchange fee                                                None

*There is a $12 service fee if the Fund wires redemption proceeds to your bank account.

ANNUAL OPERATING EXPENSES (after fee waivers and reimbursements)(1) (expressed as a percentage of average net assets)

                                                                                           Total
                                                                            Other        Operating
                                        Advisory Fee        12b-1        EXPENSES       Expenses(2)
                                                          Fee(2)(3)          (2)
Large Cap Equity Fund                        .74%            None             .20%           .94%

EXAMPLE(1)
         A shareholder would pay the following expenses on a $1,000 investment, assuming a 5% annual return, reinvestment of all dividends and redemption of the shares after the number of years indicated:

                                      -4-
                                                        1 Year          3 Years
Large Cap Equity Fund                                    $10              $30

         (1)Because the Fund is newly organized, the information in the expense table and the example is estimated for the current fiscal year and reflects voluntary fee waivers and/or reimbursements. The assumption in the example of a 5% annual return is required by the Securities and Exchange Commission for all mutual funds, and is not a prediction of the Fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

         (2)Without fee waivers and reimbursements, 12b-1 fees would be 0.25%; and other expenses and total operating expenses would be 0.20% and 1.19%.

         (3)12b-1 fees are asset-based sales charges. Without waiver of this fee, after a substantial period of time annual payment of the fee may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

                             INVESTMENT INFORMATION

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT POLICIES

         This section describes the Fund's investment objectives and principal investment policies. Additional investment policies and risk considerations are described in the next sections. The Fund's investment objectives are fundamental, meaning that they cannot be changed without the approval of shareholders of the Fund. Of course, there can be no assurance that the Fund will achieve its investment objectives.

         The investment objectives of BOSTON 1784 LARGE CAP EQUITY FUND are income and capital appreciation.

         The Fund invests primarily in equity securities of U.S. and non-U.S. issuers that have large market capitalizations. Under normal circumstances, at least 65% of the Fund's total assets are invested in these securities.
Large market capitalization companies are those with market capitalizations of $3 billion or more at the time of the Fund's investment. The average market capitalization of companies whose securities are held by the Fund, on a dollar-weighted basis, is expected to exceed $5 billion. Equity securities include common and preferred stocks, securities convertible into common or preferred stock, partnership interests, warrants and depositary receipts. The Fund emphasizes securities of issuers that the Adviser believes pay high dividends or offer high rates of return.

         The Fund may also invest in non-convertible debt securities and money market instruments. Under normal circumstances, not more than 35% of the Fund's total assets are invested in these securities.

ADDITIONAL INVESTMENT POLICIES

         This section describes additional investment policies of the Fund. See "Risk Considerations" for more information.

         NON-U.S. SECURITIES. The Fund may invest not more than 20% of its assets in non-U.S. securities, including American, European, Continental and Global Depositary Receipts. These investments may include investments in securities of issuers in developing countries. Investing in non-U.S. securities involves risks in addition to those of investing in U.S. securities. These risks are heightened for investments in securities of issuers in developing countries. See "Risk Considerations."

         TEMPORARY INVESTMENTS. During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

         OTHER PERMITTED INVESTMENTS. For more information regarding the Fund's permitted investments and investment practices, see Appendix A. The Fund will not necessarily invest or engage in each of the investments and investment practices in Appendix A but reserves the right to do so.

         OTHER INVESTMENT COMPANIES. The Fund may invest substantially all of its assets in a mutual fund having the same investment objectives and policies as the Fund. This structure is known as a master/feeder investment structure. Shareholders will be given at least 30 days' notice before the Fund converts to this structure.

         INVESTMENT RESTRICTIONS. The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Fund, including a limitation that the Fund may borrow money from banks in an amount not to exceed 331/3% of the Fund's total assets for extraordinary or emergency purposes (E.G., to meet redemption requests). Shareholder approval is required to change the Fund's investment objectives. Generally, the Fund's investment policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in the Fund's securities will not be a violation of policy.

         PORTFOLIO TURNOVER. Securities of the Fund will be sold whenever the Adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The amount of brokerage commissions and realization of taxable capital gains will tend to increase as the level of portfolio activity increases. The annual turnover rate for the Fund is not expected to exceed 100%.

         BROKERAGE TRANSACTIONS. The primary consideration in placing the Fund's securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Fund may execute brokerage or other agency transactions through the investment adviser or distributor of the Fund. The adviser or distributor will be paid for these transactions.

RISK CONSIDERATIONS

         The risks of investing in the Fund vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. Certain of these risks are described in this section.

         CHANGES IN NET ASSET VALUE. The Fund's net asset value will fluctuate based on changes in the values of its underlying portfolio securities. This means that an investor's shares may be worth more or less at redemption than at the time of purchase. Equity securities fluctuate in response to general market and economic conditions and other factors, including actual and anticipated earnings, changes in management, political developments and the potential for takeovers and acquisitions. The value of debt securities generally goes down when interest rates go up, and up when interest rates go down. Changes in interest rates will generally cause larger changes in the prices of longer-term securities than in the prices of shorter-term securities. Prices of debt securities also fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower rated securities often fluctuate more than those of higher rated securities.

         CREDIT RISK OF DEBT SECURITIES. It is possible that some issuers will not make payments on debt securities held by the Fund. Investors should be aware that securities offering above-average yields may involve above-average risks. Securities rated in the lowest categories of investment grade (that is, BBB or Baa by Standard & Poor's or Moody's) and equivalent securities may have speculative characteristics. In adverse economic or other circumstances, issuers of these securities are more likely to have difficulty making principal and interest payments than issuers of higher grade obligations.

         NON-U.S. SECURITIES. Investments in non-U.S. securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets and political or social instability. Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments. In addition, non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Non-U.S. markets may be less liquid and more volatile than U.S. markets, and may offer less protection to investors such as the Fund. Prices at which the Fund may acquire securities may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund.

         Because non-U.S. securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned and gains and losses realized on the sale of securities. In addition, some non-U.S. currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets.

         Equity securities traded in certain foreign countries may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States. These multiples may not be sustainable. Rapid increases in money supply in certain counties may result in speculative investment in equity securities which may contribute to volatility of trading markets.

          The costs attributable to non-U.S. investing, such as the costs of maintaining custody of securities in non-U.S. countries, frequently are higher than those involved in

U.S. investing. As a result, the operating expense ratio of the Fund may be higher than that of investment companies investing exclusively in U.S. securities.

         The Fund may invest in issuers located in developing countries, such as the Philippines, Malaysia, Indonesia, Thailand, South Korea, India, Poland, Hungary, Brazil, Peru and Russia. Developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in non-U.S. securities are heightened by investing in developing countries. Experience indicates that the markets of developing countries have been more volatile than the markets of developed countries with more mature economies; the markets of developing countries often have provided higher rates of return, and greater risks, to investors.

          INVESTMENT PRACTICES. Certain of the investment practices employed for the Fund may entail certain risks. These risks are in addition to the risks described above and are described in Appendix A.

                           DIVIDENDS AND DISTRIBUTIONS

         Substantially all of the Fund's net income from dividends and interest is paid to its shareholders of record quarterly on or about the last day of MARCH, JUNE, SEPTEMBER and DECEMBER.

         The Fund's net realized short-term and long-term capital gains, if any, will be distributed to the Fund's shareholders at least annually, in December. The Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

         Distributions are paid in additional shares issued at net asset value unless the shareholder elects to receive payment in cash.

         If a shareholder has elected to receive dividends and/or distributions in cash, and the postal or other delivery service fails to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the shareholder servicing agent with regard to uncashed distribution checks, the shareholder's distribution option will automatically be converted to having dividends and other distributions reinvested in additional shares. Requests to change a distribution option must be received by the shareholder servicing agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


                                   MANAGEMENT

         TRUSTEES AND OFFICERS. The Fund is supervised by the Board of Trustees of Boston 1784 Funds. More information on the Trustees and Fund officers may be found under "Management" in the Statement of Additional Information.

         INVESTMENT ADVISER. BankBoston is the investment adviser of the Fund, and subject to policies set by the Trustees, makes investment decisions. BankBoston is the successor to a bank chartered in 1784 and offers a wide range of banking and investment services to customers throughout the world. BankBoston has been providing asset management services since 1890. The Private Bank Division of BankBoston is the investment management group within BankBoston that advises the Fund. As of July 31, 1997, the Private Bank was responsible for the investment management of approximately $24 billion of individual, institutional, endowment and corporate assets, including $7 billion in assets of the funds in Boston 1784 Funds, in money market, equity, and fixed income securities. The Private Bank has earned national recognition and respect as investment managers. BankBoston is a wholly-owned subsidiary of BankBoston Corporation; its legal name is BankBoston, National Association and its address is 100 Federal Street, Boston, Massachusetts 02110. Prior to April 24, 1997, BankBoston's legal name was The First National Bank of Boston.

     The following individual at BankBoston is responsible for the daily management of the Fund: WILLIAM W. JENNINGS, Senior Investment Counsellor for the Private Bank at BankBoston, has been the manager of the Fund since the commencement of its operations. Mr. Jennings has over 25 years experience in investment management and has been with BankBoston since 1972.

         ADVISORY FEES. BankBoston is entitled to receive investment advisory fees, which are accrued daily and payable monthly, of 0.74% of the Fund's average daily net assets.

         BankBoston has agreed to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to a specified level. BankBoston also may contribute to the Fund from time to time to help it maintain a competitive expense ratio. These arrangements are voluntary and may be terminated at any time.

         BANKING RELATIONSHIPS. BankBoston and its affiliates may have banking relationships with the issuers of securities purchased for the Fund. These relationships may include outstanding loans to issuers which may be repaid in whole or in part with the proceeds of securities purchased for the Fund. BankBoston has informed the Fund that in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of BankBoston or any of its affiliates.

         BANK REGULATORY MATTERS. The Glass-Steagall Act prohibits certain financial institutions, such as BankBoston, from underwriting securities of open-end investment companies, such as the Fund. BankBoston believes that its investment advisory services are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent BankBoston from continuing to perform these services. If that were to happen, the Fund would seek alternative means for obtaining these services.

         ADMINISTRATOR. SEI Fund Resources provides administrative and fund accounting services to the Fund, including regulatory reporting, office facilities and equipment and personnel. SEI also provides fund accounting services and calculates the Fund's net asset value. For these services SEI receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.085% of the first $5 billion of the combined average daily net assets of the Fund and the other funds in Boston 1784 Funds, and

0.045% of combined average daily net assets in excess of $5 billion. SEI has agreed to waive portions of its fee from time to time. SEI may retain sub-administrators, including BankBoston, whose fees would be paid by SEI.

         SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT. BankBoston is the Fund's shareholder servicing agent. Boston Financial Data Services, 2 Heritage Drive, North Quincy, Massachusetts 02171, is the Fund's dividend disbursing agent. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the transfer agent.

         DISTRIBUTION ARRANGEMENTS. SEI Investments Distribution Co. (formerly known as SEI Financial Services Company), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456, is the distributor of shares of the Fund. Under a Distribution Plan which has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly fees at an annual rate of up to 0.25% of the Fund's average daily net assets. These fees may be used by the Distributor to compensate itself for its services or for advertising, marketing or other promotional activities. The Distribution Plan and related Distribution Agreement obligate the Fund to pay fees to the Distributor as compensation for its services, not as reimbursement for specific expenses incurred. The Distributor has agreed to waive its fee. This waiver is voluntary and may be terminated at any time.

         From time to time the Distributor may provide incentive compensation to its own employees and employees of banks (including BankBoston), broker-dealers and investment counselors in connection with the sale of shares of the Fund. Promotional incentives may be cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, will be offered uniformly to all program participants and will be based upon the amount of shares of the Fund sold by the participant.

          CUSTODIAN. BankBoston is the Fund's custodian. Fund securities may be held by a sub-custodian bank approved by the Trustees.

                              SHAREHOLDER SERVICES

         This section describes how to do business with the Fund and shareholder services that are available.

HOW TO REACH THE FUND

   By telephone           1-800-BKB-1784
                          Call for account or Fund information Monday through Friday 8:00 a.m. to 8 p.m.
                          or Saturday and Sunday 9:00 a.m. to 4:00 p.m.
                          (Eastern time).

   By regular mail        Boston 1784 Funds
                          P.O. Box 8524
                          Boston, MA  02266-8524

   By overnight courier   Boston 1784 Funds
                          c/o Boston Financial Data Services
                          2 Heritage Drive
                          North Quincy, MA  02171

TYPES OF ACCOUNTS

         If you are investing in the Fund for the first time, you will need to establish an account. You may establish the following types of accounts by completing the account application included with this Prospectus. If there is no application accompanying this Prospectus, call 1-800-BKB-1784.

[BULLET] INDIVIDUAL OR JOINT OWNERSHIP. Individual accounts are owned by one person. Joint accounts have two or more owners.

[BULLET] GIFT OR TRANSFER TO MINOR (UGMA OR UTMA). A UGMA (Uniform Gifts to
         Minors Act) or UTMA (Uniform Transfers to Minors Act) account is a custodial account managed for the benefit of a minor. To open a UGMA or UTMA account, you must include the minor's social security number on the application.

[BULLET] TRUST. A trust can open an account. The name of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

[BULLET] CORPORATIONS, PARTNERSHIPS AND OTHER LEGAL ENTITIES. Corporations, partnerships and other legal entities may also open an account. The application and a Resolution Form must be signed by a general partner of the partnership or an authorized officer of the corporation or other legal entity.

[BULLET] RETIREMENT. If you are eligible, you may set up your account under a tax-sheltered retirement plan, such as an Individual Retirement Account. BankBoston offers a number of retirement plans through which Fund shares may be purchased. Call 1-800-BKB-1784.

HOW TO OPEN AN ACCOUNT

         Complete and sign the appropriate account application. Please be sure to provide your social security or taxpayer identification number on the application. Make your check payable to Boston 1784 Funds. Send all items to one of the following addresses:

   By regular mail            Boston 1784 Funds
                              P.O. Box 8524
                              Boston, MA  02266-8524

   By overnight courier       Boston 1784 Funds
                              c/o Boston Financial Data Services
                              2 Heritage Drive
                              North Quincy, MA  02171

         You may also purchase shares through certain financial institutions, including BankBoston. These institutions may have their own procedures for purchases and redemptions, and may charge fees. Contact your financial institution for more information.

HOW TO PURCHASE SHARES

         Shares of the Fund are sold on a continuous basis and may be purchased from the Distributor or a broker-dealer or financial institution that has an agreement with the Distributor. Purchases may be made Monday through Friday, except on certain holidays.

         The Fund's share price, called net asset value, is calculated every business day. The Fund's shares are sold without a sales charge. Shares are purchased at net asset value the next time it is calculated after your investment is received and accepted by the Distributor. Net asset value is normally calculated at 4 p.m. Eastern time.

         NEW PURCHASES. If you are new to the Fund, complete and sign an account application and mail it along with your check. To establish the telephone purchase option on your new account, complete the "Telephone Purchase of Shares" section on the application and attach a "voided" check or deposit slip from your bank account. If you wish to open an account by debiting your checking or savings account, please attach a voided check and complete the "Bank Wire and ACH Instructions" section of the application.

         If you are investing through a tax-sheltered retirement plan for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-BKB-1784 for more information.

          ADDITIONAL PURCHASES. If you already have money invested in the Fund, you can invest additional money in the Fund in the following ways:

                  BY MAIL. Complete the remittance slip attached at the bottom of your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to one of the addresses listed previously.

                  BY TELEPHONE. This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. When you make an additional purchase by telephone, the Fund will automatically debit your predesignated bank account for the desired amount. If you have not established the telephone purchase option, call 1-800-BKB-1784 to request the appropriate form.

                  BY WIRE. Purchases may also be made by wiring money from your bank account to your Fund account. Call 1-800-BKB-1784 to receive wiring instructions prior to sending any money.

                  AUTOMATIC INVESTMENT PROGRAMS. Automatic investing is an easy way to add to your account systematically. The Fund offers automatic investment plans to help you achieve your financial goals as simply and conveniently as possible. Minimum purchase amounts apply. Call 1-800-BKB-1784 for information.

         PAYING FOR SHARES.  Please note the following:

         [BULLET] Purchases may be made by check, wire transfer and automated clearing house transactions. Third party checks can not be accepted.

         [BULLET] All purchases must be made in U.S. dollars.

         [BULLET] Checks must be drawn on U.S. banks and must be payable to Boston 1784 Funds.

         [BULLET] Cash and credit card checks are not accepted.

         [BULLET] If a check does not clear your bank, the Fund reserves the right to cancel the purchase.

         [BULLET] If the Fund is unable to debit your predesignated bank account on the day of purchase, it may make additional attempts or cancel the purchase.

         If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the canceled purchase. The Fund has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. The Fund reserves the right to reject any specific purchase request.

         MINIMUM INVESTMENTS. The following minimums apply, unless they are waived by the Distributor.

         To open an account                            $1,000.00
           For tax-sheltered retirement plans             250.00

         To add to an account                             250.00
           Through automatic
           investment plans                                50.00

         Minimum account balance                        1,000.00
           For tax-sheltered retirement plans             250.00

HOW TO SELL SHARES

         On any business day, you may redeem all or a portion of your shares. If the shares being redeemed were purchased by check, telephone or through an automatic investment program, the Fund may delay the mailing of your redemption check for up to 10 days after purchase to allow the purchase to clear.

         Your transaction will be processed at net asset value the next time it is calculated after your redemption request in good order is received. A redemption is treated as a sale for tax purposes, and could result in taxable gain or loss in a non-tax-sheltered account.

         BY MAIL. To redeem all or part of your shares by mail, your request should be sent in writing to one of the addresses listed on page 9 and must include the following information (please refer to "Signature guarantees" on page 13 if your redemption request is in excess of $100,000):

         [BULLET] the name of the Fund,
         [BULLET] the account number(s),
         [BULLET] the amount of money or number of shares being redeemed,

         [BULLET] the name(s) on the account,
         [BULLET] the signature(s) of all registered account owners, and [BULLET] your daytime telephone number.

Signature requirements vary based on the type of account you have:

         [BULLET] INDIVIDUAL, JOINT TENANTS, TENANTS IN COMMON: Written instructions must be signed by each shareholder, exactly as the names appear in the account registration.
         [BULLET] UGMA OR UTMA: Written instructions must be signed by the custodian in his/her capacity as it appears in the account registration.
         [BULLET] SOLE PROPRIETOR, GENERAL PARTNER: Written instructions must be signed by an authorized individual in his/her capacity as it appears in the account registration.
         [BULLET] CORPORATION, ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. In addition, a certified copy of the corporate resolution, authorizing the signer to act, must accompany the request.
         [BULLET] TRUST: Written instructions must be signed by the trustee(s).
                  If the name of the current trustee(s) does not appear in the account registration, a certificate of incumbency dated within 60 days must also be submitted.
         [BULLET] RETIREMENT: Written instructions must be signed by the account owner. Call 1-800-BKB-1784 for more information.

         BY TELEPHONE. If you selected this option on your account application, you may make redemptions from your account by calling 1-800-BKB-1784 by 4:00 p.m. Eastern Time. The Fund at its option may require requests for redemptions in excess of $100,000 to be in writing with signatures guaranteed. You may not close your account by telephone.

         SYSTEMATIC WITHDRAWAL PLAN. Under this plan, you may redeem a specific dollar amount from your account on a regular basis. For more information or to sign up for this service, please call 1-800-BKB-1784.

         PAYMENT OF REDEMPTION PROCEEDS. Payments may be made by check or wire transfer.

By Check Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request.

By Wire If you are authorized for the wire redemption service, your redemption proceeds will be wired directly into your designated bank account normally on the next business day after receipt of your redemption request. There is no limitation on redemptions by wire; however, there is a $12 fee for each wire and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call 1-800-BKB-1784.

By Electronic
Transfer
(ACH) If you have established this option, your redemption proceeds will be electronically transferred to your predesignated bank account. To establish this option on an existing account please call 1-800-BKB-1784 to request the appropriate form.

         SIGNATURE GUARANTEES. In addition to the signature requirements, a signature guarantee is required in any of the following circumstances:

         [BULLET] You would like the check made payable to anyone other than the shareholder(s) of record.
         [BULLET] You would like the check mailed to an address other than the address of record.
         [BULLET] You would like the check mailed to an address of record that has changed in the preceding 30 days.
         [BULLET] Your redemption request is in excess of $100,000.

         At the Fund's discretion signature guarantees may also be required for other redemptions. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

SHAREHOLDER SERVICES AND POLICIES

         EXCHANGES. On any business day you may exchange all or a portion of your shares into any other available fund in Boston 1784 Funds. To make exchanges, please follow the procedures for redemptions. Exchanges are processed at the net asset value next calculated after an exchange request in good order is received and approved. Please read the prospectus for the fund into which you are exchanging. The Fund reserves the right to reject any exchange request or to modify or terminate the exchange privilege at any time. An exchange is the sale of shares of one fund and purchase of shares of another, and could result in taxable gain or loss in a non-tax-sheltered account.

         REDEMPTION PROCEEDS. The Fund intends to pay redemption proceeds in cash, but reserves the right to pay in kind by delivery of investment securities equal to the redemption price. In these cases, you might incur brokerage costs in converting the securities to cash. The right of any shareholder to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the Securities and Exchange Commission permits mutual funds to postpone payments for the protection of investors. Please note that purchases, exchanges or redemptions may be made by telephone if you selected this option on your account application. If you wish to establish this option on an existing account, please call 1-800-BKB-1784 to request the appropriate form.

         TAXPAYER IDENTIFICATION NUMBER. On the account application or other appropriate form, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to the 31% backup withholding or you did not certify your taxpayer identification, the IRS requires the Fund to withhold 31% of any dividends and redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.

         SHARE CERTIFICATES.  Share certificates are not issued.

         INVOLUNTARY REDEMPTIONS. If your account balance falls below the minimum required investment as a result of a redemption or exchange, you will be given 60 days to re-establish the minimum balance. If you do not, your account may be closed and the proceeds sent to you.

         TELEPHONE TRANSACTIONS. You may initiate many transactions by telephone. The Fund and its agents will not be responsible for any losses resulting from acting upon wire or telephone instructions that they reasonably believe to be genuine. The Fund and its agents will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include taping of telephone conversations. It may be difficult to reach the Fund by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, please consider sending written instructions.

         ADDRESS CHANGES. To change the address on your account, call 1-800-BKB-1784 or send a written request signed by all account owners. Include the name of your Fund, the account numbers(s), the name(s) on the account and both the old and new addresses.

         REGISTRATION CHANGES. To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, call 1-800-BKB-1784. If your shares are held of record by a financial institution, contact that financial institution for ownership changes.

         STATEMENTS AND REPORTS. The Fund will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you are enrolled in an automatic investment program and invest on a monthly basis, you will receive quarterly confirmations. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.

         Financial reports for the Fund, which include a list of the Fund's portfolio holdings, will be mailed semi-annually to all shareholders.

                                      TAXES

         This discussion of taxes is for general information only. Investors should consult their own tax advisers about their particular situations.

         The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies so that it will not be liable for any federal income or excise taxes. The Fund may pay withholding or other taxes to foreign governments during the year, however, and these taxes will reduce the Fund's dividends.

         With certain exceptions, Fund dividends and capital gains distributions are subject to federal income tax and may also be subject to state and local taxes. Distributions from interest on U.S. government obligations may be exempt from state and local taxes. Dividends and distributions are treated in the same manner for federal tax purposes whether they are paid in cash or as additional shares. Generally, distributions from the Fund's net investment income and short-term capital gains will be taxed as ordinary income. A portion of the Fund's distributions from net investment income may be eligible for the dividends received deduction available to corporations. Distributions of long-term net capital gains will be taxed as such regardless of how long the shares of the Fund have been held.

         Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares before the Fund makes a distribution may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

         Foreign shareholders may be subject to withholding taxes.

         Early each year, the Fund will notify its shareholders of the amount and tax status of distributions paid to shareholders for the preceding year. Investors should consult their own tax advisers regarding the status of their accounts under state and local laws.

                               GENERAL INFORMATION

         NET ASSET VALUE. Net asset value per share of the Fund is calculated each business day at the close of regular trading on the New York Stock Exchange, normally 4 p.m.

         All purchases, redemptions and exchanges will be processed at net asset value the next time it is calculated after a request is received and approved by the Distributor. In order to receive that day's price, an order must be received by 4 p.m. Eastern time. Net asset value per share is calculated by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of shares outstanding. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees.

         ORGANIZATION. The Fund is a newly-organized series of Boston 1784 Funds. Boston 1784 Funds is a Massachusetts business trust which was organized on February 5, 1993; it also is an open-end management investment company registered under the Investment Company Act of 1940. Prior to May 27, 1997, Boston 1784 Funds was known as 1784 Funds. Boston 1784 Funds currently has eighteen active series.

         The Fund is a diversified mutual fund. Under the 1940 Act, a diversified mutual fund must manage at least 75% of its total assets so that no more than 5% of those assets are invested in any one company at the time of investment.

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

         VOTING AND OTHER RIGHTS. Boston 1784 Funds may issue an unlimited number of shares, may create new series of shares and may divide shares in each series into classes. Each share of each fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each series of Boston 1784 Funds have equal voting rights except that, in matters affecting only a particular fund or class, only shares of that particular fund or class are entitled to vote.

         Since Boston 1784 Funds is a Massachusetts business trust, the Fund is not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in certain investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund.

         PERFORMANCE INFORMATION. Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield and total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.

         The Fund may provide annualized "yield" and "effective yield" quotations. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one-year period and is shown as a percentage of the maximum public offering price on the last day of that period. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that 30-day or one-month period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

         The Fund may provide period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period and reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period.

         The Fund's performance may from time to time be compared to that of other mutual funds tracked by mutual fund rating services, to that of broad groups of comparable mutual funds or to that of unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

         Total returns calculated for the Fund for any period which includes periods prior to the commencement of the Fund's operations reflect the performance of the common trust fund managed by BankBoston that contributed all of its assets to the Fund at the Fund's commencement of operations. The common trust fund had investment objectives, policies and practices substantially similar to the Fund. All total return percentages for periods prior to the commencement of operations of the Fund reflect historical rates of return of the common trust fund for those periods adjusted to assume that all current Fund charges, expenses and fees were then deducted. The common trust fund was not registered under the 1940 Act or subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been so registered, its investment performance might have been adversely affected.

         As of May 31, 1997, the average annual total return for the Fund, including its common trust fund, was as follows:



For the Year    For the 3 Years    For the 5 Years   For the 10 Years
    Ended            Ended              Ended             Ended
May 31, 1997      May 31, 1997       May 31, 1997       May 31, 1997
------------    ---------------    ---------------   ----------------

   27.35%            25.46%             17.80%           14.34%
  =======            ======             ======           ======

         Of course, any fees charged by a financial institution to a shareholder will reduce that shareholder's net return on investment. See the Statement of Additional Information for more information concerning the calculation of performance for the Fund.

         EXPENSES. In addition to amounts payable to its service providers and under the Distribution Plan, the Fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with BankBoston or the Administrator, government fees, taxes, accounting and legal fees, expenses of communicating with shareholders, interest expense and insurance premiums.

         COUNSEL AND INDEPENDENT AUDITORS. Bingham, Dana & Gould LLP, Boston, Massachusetts, is counsel for the Fund. Coopers & Lybrand L.L.P.,
Philadelphia, Pennsylvania, serves as independent auditor for the Fund.
                         -------------------------------

         The Statement of Additional Information dated October 1, 1997, contains more detailed information about the Fund, including information relating to (i) investment policies and restrictions, (ii) the Trustees, officers and investment adviser, (iii) securities transactions, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) the method used to calculate performance information and (vi) the determination of net asset value.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                   APPENDIX A
                              PERMITTED INVESTMENTS
                            AND INVESTMENT PRACTICES

U.S. TREASURY OBLIGATIONS - U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal Reserve book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). STRIPS are sold as zero coupon securities. These securities are usually structured with two classes that receive different portions of the interest and principal payments from the underlying obligation. The yield to maturity on the interest-only class is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only class generally is unusually volatile in response to changes in interest rates. See "Zero Coupon Securities" for more information.

U.S. GOVERNMENT AGENCIES - Certain Federal agencies such as the Government National Mortgage Association (GNMA) have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. government, are either backed by the full faith and credit of the United States (e.g., GNMA) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association).

RECEIPTS - Receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs) and Certificates of Accrual on Treasury Securities
(CATS). TRs, TIGRs and CATS are sold as zero coupon securities.

ZERO COUPON SECURITIES - A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

BANK OBLIGATIONS - Bank obligations include certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. The Fund has established certain minimum credit quality standards for bank obligations in which it invests.

BANKERS' ACCEPTANCES - A banker's acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT - A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

TIME DEPOSITS - A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

COMMERCIAL PAPER - Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from one to 270 days.

MONEY MARKET FUNDS - A money market fund is a mutual fund that limits its investments to high quality money market instruments with a weighted average maturity of 90 days or less. Consistent with applicable regulations the Fund may not invest more than certain percentages of its assets in other mutual funds. Investing in other mutual funds causes shareholders to bear not only Fund expenses, but also expenses of the underlying mutual funds.

VARIABLE AND FLOATING RATE INSTRUMENTS - Certain obligations may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature permitting the holder to demand payment of principal at any time or at specified intervals. These obligations may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. The interest rate on these securities may be reset daily, weekly, quarterly, or some other reset period and may have a floor or ceiling on interest rate charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

REPURCHASE AGREEMENTS - A repurchase agreement is an agreement where a person buys a security and simultaneously commits to sell the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. The Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. Pursuant to an exemptive order from the SEC, the Fund and other funds in the Boston 1784 Funds may enter into repurchase agreements on a pooled basis.

REVERSE REPURCHASE AGREEMENTS - Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When the Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing.

MORTGAGE-BACKED SECURITIES - The Fund may purchase mortgage-backed securities issued or guaranteed as to payment of principal and interest by the U.S. government or one of its agencies and backed by the full faith and credit of the U.S. government, including direct pass-through certificates of GNMA, as well as mortgage-backed securities for which principal and interest payments are backed by the credit of particular agencies of the U.S. government. Mortgage-backed securities are generally backed or collateralized by a pool or mortgages.
Some of these securities are called collateralized mortgage obligations or CMOs.

         Even if the U.S. government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.

FORWARD COMMITMENTS OR PURCHASES ON A WHEN-ISSUED BASIS - Forward commitments or purchases of securities on a when-issued basis are transactions where the price of the securities is fixed at the time of commitment and the delivery and payment ordinarily takes place beyond customary settlement time. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the buyer before settlement. The securities are subject to market fluctuation due to changes in market interest rates; the securities are also subject to fluctuation in value pending settlement based upon public perception of the creditworthiness of the issuer of these securities. When the Fund enters into forward commitments or purchases on a when-issued basis, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. The Fund may invest up to 25% of its assets in forward commitments or commitments to purchase securities on a when-issued basis.

SECURITIES RATED BAA OR BBB - The Fund may purchase securities rated Baa by Moody's or BBB by Standard & Poor's, which may have poor protection of payment of principal and interest. See "Risk Considerations."

ASSET-BACKED SECURITIES - The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks.

For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.

LOAN PARTICIPATIONS - Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Fund may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Fund may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation the purchasing Fund may be regarded as a creditor of the intermediary bank, so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

GUARANTEED INVESTMENT CONTRACTS (GIC) - A GIC is a contract between an insurance company and, generally, an institutional investor that guarantees the investor a specific interest rate for a specific period and the return of the investor's principal. The Fund will not invest more than 20% of its total assets in GICs.

COMMON AND PREFERRED STOCK - Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investment and are generally preferred over common stocks with respect to dividends and in liquidation.

CONVERTIBLE SECURITIES - Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and many call provisions. Convertible securities include both debt obligations and preferred stock.

AMERICAN, EUROPEAN, CONTINENTAL AND GLOBAL DEPOSITARY RECEIPTS - American Depositary Receipts (ADRs) are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. European Depositary Receipts (EDRs), which are sometimes referred to as Continental Depositary Receipts (CDRs), and Global Depositary Receipts (GDRs) are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, CDRs and GDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipts' underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass voting rights through to the holders of the receipts in respect of the deposited securities. Investment in securities of foreign issuers (including ADRs, EDRs and CDRs) are subject to special risks. See "Risk Considerations."

FOREIGN CURRENCY TRANSACTIONS - Currency exchange transactions may protect against uncertainty in the level of future exchange rates. Currency exchange transactions may be conducted either on a spot (I.E., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which must be more than two days from the date of the contract, at a price set at the time of the contract. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables generally arising in connection with the purchase or sales of particular portfolio securities.

         The Fund will use currency exchange transactions only for bona fide hedging purposes and other non-speculative strategies.

WARRANTS - A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. Included in this limitation, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

SECURITIES LENDING - Consistent with applicable regulatory requirements and in order to generate additional income, the Fund may lend securities to broker-dealers and other institutional borrowers. Loans must be callable at any time and continuously secured by collateral (cash or U.S. government securities) in an amount not less than the market value, determined daily, of the securities loaned. It is intended that the value of securities loaned by the Fund would not exceed 331/3% of the Fund's total assets. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering either the securities lent or cash. To the extent that, in the meantime, the value of the securities lent has increased or the value of the collateral has decreased, the Fund could experience a loss. The voting rights of such securities may pass to the borrower; however, the Fund will seek to call loans, to vote proxies, or otherwise to obtain rights to vote or consent if a material event affecting the investment is to occur.

RESTRICTED OR ILLIQUID SECURITIES - Securities that may not be sold freely to the public absent registration or securities for which there is no readily available market are referred to as restricted or illiquid securities, respectively. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities that are illiquid. The absence of a trading market can make it difficult to ascertain a market value for these investments. Disposing of illiquid securities may involve time-consuming negotiation and legal expense, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

RULE 144A SECURITIES - The Fund may purchase restricted securities that are not registered for sale to the general public if it is determined that there is a dealer or institutional market in the securities. In that case, the securities will not be treated as illiquid for purposes of the Fund's investment limitation described above. The Trustees will review these determinations. These securities are known as "Rule 144A securities," because they are traded under SEC Rule 144A among qualified institutional buyers.

Institutional trading in Rule 144A securities is relatively new and the liquidity of these investments could be impaired if trading in Rule 144A securities does not develop or if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

OPTIONS - The Fund may engage in writing call options from time to time. Under a call option, the purchaser of the option has the right to purchase, and the writer (the Fund) the obligation to sell, the underlying security at the exercise price during the option period. Options written on individual securities are written solely as covered call options (such as options written on securities owned by the Fund) and may be written for hedging purposes or in order to generate additional income. Such options must be listed on a national securities exchange. The Fund may write covered call options on its securities provided the aggregate value of such options does not exceed 10% of the Fund's net assets.

         There are risks associated with options transactions, including that the success of a hedging strategy may depend on the ability of the Adviser to predict movement in the prices of individual securities, market fluctuations and movements in interest rates; there may be an imperfect correlation between the movement in prices of securities held by the Fund and price movements of related options; there may not be a liquid secondary market for options; and while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

FUTURES AND OPTIONS ON FUTURES - Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund may enter into futures contracts and options on futures contracts provided that the sum of the Fund's initial margin deposits on open futures contracts plus the amount paid for premiums for unexpired options on futures contracts does not exceed 5% of the market value of the Fund's total assets and the outstanding obligations to purchase securities under futures contracts do not exceed 20% of the Fund's total assets. The Fund will enter into only those futures contacts which are traded on recognized futures exchanges.

         The Fund uses futures contracts and related options only for bona fide hedging purposes, i.e., to offset unfavorable changes in the value of securities otherwise held or expected to be acquired for investment purposes. There are risks associated with these hedging activities. See "Options."

         The Fund may purchase and sell interest rate futures contracts and options on interest rate futures contracts, stock index futures contracts and options on stock index futures contracts; and currency future contracts and options on currency futures contracts.

OTHER INVESTMENT COMPANIES - Subject to applicable statutory and regulatory limitations, assets of the Fund may be invested in shares of other investment companies and foreign investment trusts. The Fund may invest up to 5% of its assets in closed-end investment companies which primarily hold securities of non-U.S. issuers. The Fund's purchase of investment company securities may result in the duplication of fees and expenses.

CURRENCY SWAPS - Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

SHORT SALES "AGAINST THE BOX" - In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Fund may make a short sale as a hedge, when it believes that the value of a security owned by the Fund (or a security convertible or exchangeable for such security) may decline, or when the Fund wants to sell the security at an attractive current price but wishes to defer recognition of gain or loss for tax purposes. Not more than 40% of the Fund's total assets would be involved in short sales "against the box."

Statement of
Additional Information
October 1, 1997


                       Boston 1784 Funds[REGISTERED MARK]

                               MONEY MARKET FUNDS:

                     Boston 1784 Tax-Free Money Market Fund
                   Boston 1784 U.S. Treasury Money Market Fund
            Boston 1784 Institutional U.S. Treasury Money Market Fund
                       Boston 1784 Prime Money Market Fund

                                   BOND FUNDS:

                       Boston 1784 Short-Term Income Fund
                             Boston 1784 Income Fund
               Boston 1784 U.S. Government Medium-Term Income Fund

                                TAX-EXEMPT FUNDS:

                 Boston 1784 Tax-Exempt Medium-Term Income Fund
                 Boston 1784 Connecticut Tax-Exempt Income Fund
                   Boston 1784 Florida Tax-Exempt Income Fund
                Boston 1784 Massachusetts Tax-Exempt Income Fund
                 Boston 1784 Rhode Island Tax-Exempt Income Fund

                                  STOCK FUNDS:

                        Boston 1784 Asset Allocation Fund
                       Boston 1784 Growth and Income Fund
                             Boston 1784 Growth Fund
                        Boston 1784 Small Cap Equity Fund
                        Boston 1784 Large Cap Equity Fund
                      Boston 1784 International Equity Fund

         This Statement of Additional Information provides information regarding the activities and operations of the no-load mutual funds listed above, and should be read in conjunction with the Funds' Prospectuses dated October 1, 1997. You may obtain a Prospectus without charge by calling 1-800-BKB-1784.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                    CONTENTS

                                                                    PAGE

 1.  The Trust                                                        3
 2.  Investment Objectives and Policies                               4
 3.  Permitted Investments and Investment Practices                   5
 4.  Investment Restrictions                                         19
 5.  Management                                                      23
 6.  Fund Transactions; Trading Practices and Brokerage              30
 7.  Performance Information                                         33
 8.  Determination of Net Asset Value                                40
 9.  Purchase and Redemption of Shares                               42
10.  Systematic Withdrawal Plan                                      43
11.  Taxes                                                           44
12.  Servicemarks                                                    47
13.  Description of Shares                                           47
14.  Trustee and Shareholder Liability                               48
15.  Financial Information                                           48

APPENDIX A -- CERTAIN INFORMATION CONCERNING CONNECTICUT, FLORIDA, MASSACHUSETTS AND RHODE ISLAND

APPENDIX B -- DESCRIPTION OF SECURITIES RATINGS

                                  1. THE TRUST

          BOSTON 1784 FUNDS[REGISTERED MARK] (the "Trust") is an open-end management investment company established undeR Massachusetts law as a Massachusetts business trust on February 5, 1993. Prior to May 27, 1997, Boston 1784 Funds was known as 1784 Funds. On that date the Trust and each Fund added "Boston" to their names. Boston 1784 Funds currently has eighteen active series. The Trust's Declaration of Trust permits the Trust to offer separate portfolios, or funds, of shares of beneficial interest and different classes of shares of each fund. Each share in a fund represents an equal proportionate interest in that fund. See "Description of Shares."

         This Statement of Additional Information relates to the following funds of the Trust (the "Funds"):

                               MONEY MARKET FUNDS:

                     Boston 1784 Tax-Free Money Market Fund
                   Boston 1784 U.S. Treasury Money Market Fund
            Boston 1784 Institutional U.S. Treasury Money Market Fund
                       Boston 1784 Prime Money Market Fund

                                   BOND FUNDS:

                       Boston 1784 Short-Term Income Fund
                             Boston 1784 Income Fund
               Boston 1784 U.S. Government Medium-Term Income Fund

                                TAX-EXEMPT FUNDS:

                 Boston 1784 Tax-Exempt Medium-Term Income Fund
                 Boston 1784 Connecticut Tax-Exempt Income Fund
                   Boston 1784 Florida Tax-Exempt Income Fund
                Boston 1784 Massachusetts Tax-Exempt Income Fund
                 Boston 1784 Rhode Island Tax-Exempt Income Fund

                                  STOCK FUNDS:

                        Boston 1784 Asset Allocation Fund
                       Boston 1784 Growth and Income Fund
                             Boston 1784 Growth Fund
                        Boston 1784 Small Cap Equity Fund
                        Boston 1784 Large Cap Equity Fund
                      Boston 1784 International Equity Fund

     BankBoston, N.A. ("BankBoston") is the investment adviser of each Fund. Kleinwort Benson Investment Management Americas, Inc. is the investment adviser of the International Equity Fund with BankBoston (BankBoston and Kleinwort Benson are each referred to as an "Adviser"). SEI Investments Distribution Co. is the distributor of shares of each Fund.

     References in this Statement of Additional Information to the Prospectuses are to the Funds' Prospectuses dated October 1, 1997.

         As required by law, each of the Trust, BankBoston and the Trust's administrator and distributor have adopted codes of ethics concerning certain activities of officers, trustees or directors and employees. Copies of these codes of ethics have been filed with the Securities and Exchange Commission.

                      2. INVESTMENT OBJECTIVES AND POLICIES


         The investment objective of BOSTON 1784 TAX-FREE MONEY MARKET FUND is to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

         The investment objective of BOSTON 1784 U.S. TREASURY MONEY MARKET FUND, BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND and BOSTON 1784 PRIME MONEY MARKET FUND is to preserve principal value and maintain a high degree of liquidity while providing current income.

         The investment objective of BOSTON 1784 SHORT-TERM INCOME FUND and BOSTON 1784 INCOME FUND is to maximize current income. Preservation of capital is a secondary objective for each of these Funds.

         The investment objective of BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND is current income consistent with preservation of capital.

         The investment objective of BOSTON 1784 TAX-EXEMPT MEDIUM-TERM
INCOME FUND is current income, exempt from federal income tax, consistent with preservation of capital.

         The investment objective of BOSTON 1784 CONNECTICUT TAX-EXEMPT
INCOME FUND is current income exempt from both federal and Connecticut personal income tax. Preservation of capital is a secondary objective.

         The investment objective of BOSTON 1784 FLORIDA TAX-EXEMPT INCOME
FUND is current income exempt from federal income tax through Fund shares which are exempt from Florida intangible personal property tax. Preservation of capital is a secondary objective.

         The investment objective of BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND is current income, exempt from both federal and Massachusetts personal income tax, consistent with preservation of capital.

         The investment objective of BOSTON 1784 RHODE ISLAND TAX-EXEMPT
INCOME FUND is current income exempt from federal income tax, from Rhode Island personal income tax and the Rhode Island business corporation tax. Preservation of capital is a secondary objective.

         The investment objective of BOSTON 1784 ASSET ALLOCATION FUND is to achieve a favorable total rate of return through current income and capital appreciation consistent with preservation of capital, derived from investing in fixed income and equity securities.

         The investment objective of BOSTON 1784 GROWTH AND INCOME FUND is long-term growth of capital with a secondary objective of income.

         The investment objective of BOSTON 1784 GROWTH FUND and BOSTON 1784 SMALL CAP EQUITY FUND is capital appreciation. Dividend income, if any, is incidental to this objective for each of these Funds.

         The investment objective of BOSTON 1784 LARGE CAP EQUITY FUND is income and capital appreciation.

         The investment objective of BOSTON 1784 INTERNATIONAL EQUITY FUND is long-term growth of capital. Dividend income, if any, is incidental to this objective.

         There can be no assurance that any Fund will achieve its investment objective. Each Fund's investment objective may be changed only with the consent of the holders of a majority of that Fund's outstanding shares.

         The investment policies, permitted investments and investment techniques of each of the Funds are described in the Prospectus by which shares of that Fund are offered. The information herein supplements the information contained in the Prospectus.

         Each Tax-Exempt Fund has a fundamental policy of investing at least 80% of its net assets under normal market conditions in obligations issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their respective political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of counsel for the issuer, is exempt from federal income tax and not included as a preference item under the alternative minimum tax (collectively, "Municipal Securities"). A Tax-Exempt Fund may comply with this policy (or with any other policy of such Fund as to investing in securities the interest on which is exempt from taxation in a particular state or which are not subject to intangible personal property taxes of any state) by investing in a partnership, trust, regulated investment company or other entity which invests in such Municipal Securities, in which case the applicable Fund's investment in such entity shall be deemed an investment in the underlying Municipal Securities in the same proportion as such entity's investment in such Municipal Securities bears to its net assets.

          Appendix A contains information concerning Connecticut, Florida, Massachusetts and Rhode Island. Each of the Connecticut, Florida, Massachusetts and Rhode Island Tax-Exempt Income Funds is particularly susceptible to events affecting issuers in its state.

         Appendix B describes the ratings assigned to securities by certain securities rating organizations.


                3. PERMITTED INVESTMENTS AND INVESTMENT PRACTICES

VARIABLE AMOUNT MASTER DEMAND NOTES

         Each Fund (other than BOSTON 1784 Institutional U.S. Treasury Money Market Fund and BOSTON 1784 U.S. Treasury Money Market Fund) may invest in variable amount master demand notes which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, on behalf of a Fund and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded.

GNMA SECURITIES

         Each Fund may invest in securities issued by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government corporation which guarantees the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to predict accurately the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a GNMA certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

MORTGAGE-BACKED SECURITIES

         Each of the Funds (other than the Money Market Funds) may invest in mortgage-backed securities which are rated in one of the three top categories by Standard and Poor's Rating Services ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Investors Service, Inc. ("Fitch"), or, if not rated by S&P, Moody's or Fitch, of comparable quality as determined by the Adviser or Advisers to the Fund. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-through certificates, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-through certificates to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-through certificates issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

ASSET-BACKED SECURITIES

         In addition to mortgage-backed securities, each of the Funds (other than Boston 1784 Institutional U.S. Treasury Money Market Fund and
Boston 1784 U.S. Treasury Money Market Fund) may invest in asset-backed securities including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short to intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS

         Boston 1784 Short-Term Income Fund and Boston 1784 Income Fund may enter into mortgage "dollar roll" transactions pursuant to which a Fund sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

STRIPS

         Each of the Funds may invest in Separately Traded Interest and Principal Securities ("STRIPS"), which are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. The Adviser or Advisers to a Fund will purchase only those STRIPS that it determines or they determine are liquid or, if illiquid, do not violate such Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7, BankBoston, as the Adviser to the Money Market Funds, will purchase for Money Market Funds only those STRIPS that have a remaining maturity of 397 days or less. No Money Market Fund may invest more than 20% of its total assets in STRIPS. While there is no limitation on the percentage of any other Fund's assets that may be comprised of STRIPS, the Adviser or Advisers to each Fund will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights.

REPURCHASE AGREEMENTS

         Each of the Funds may invest in repurchase agreements collateralized by securities in which that Fund may otherwise invest. Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a primary securities dealer recognized by the Federal Reserve Bank of New York or a national member bank as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 100% of the resale price stated in the agreement; the Adviser or Advisers to each Fund will monitor compliance with this requirement. Under all repurchase agreements entered into by any Fund, the Custodian or its agent must take possession of the underlying collateral. However, if the seller under a repurchase agreement defaults, the Fund investing in that repurchase agreement could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale (including accrued interest) are less than the resale price provided in the repurchase agreement (including interest). In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may face delays and incur costs in selling the underlying security or may suffer a loss of principal and interest.

MONEY MARKET FUNDS

         A money market fund is an investment company that limits its investments to high quality money market instruments with a weighted average maturity of 90 days or less. Each of the Funds (other than Boston 1784 U.S. Treasury Money Market Fund) may invest in money market funds, but not more than 5% of its assets in any one money market fund or more than 10% of its assets in other investment companies, including money market funds. When a Fund invests in a money market fund, a shareholder bears not only his or her proportionate share of the Fund's expenses, but also indirectly his or her share of the expenses of the money market fund, including management fees.

TAX-EXEMPT SECURITIES

         MUNICIPAL NOTES AND BONDS

         Boston 1784 Prime Money Market Fund, Boston 1784 Short-Term
Income Fund, Boston 1784 Income Fund and each of the Tax-Exempt Funds may invest in municipal notes, which include but are not limited to general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. A Fund's investment in any of the notes described above will be limited to those obligations which are rated (i) MIG-2 or VMIG-2 or better at the time of investment by Moody's, (ii) SP-2 or better at the time of investment by S&P, or (iii) F-2 or better at the time of investment by Fitch, or which, if not rated by Moody's, S&P or Fitch, are of at least comparable quality, as determined by the Adviser to the Fund. Municipal bonds, in which these same Funds may invest, must be rated BBB or better by S&P or Fitch or Baa or better by Moody's at the time of investment or, if not rated by Moody's, S&P or Fitch, must be determined by the Adviser to the Funds to have essentially the same characteristics and quality as bonds having the above ratings. Bonds rated BBB by S&P or Fitch or Baa by Moody's may have speculative characteristics. The Adviser to these Funds may purchase industrial development and pollution control bonds for these Funds if the interest paid thereon is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         Municipal securities also include participations in municipal leases. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In light of these concerns, the Trust has adopted and follows procedures for determining whether municipal lease securities purchased by a Fund are liquid and for monitoring the liquidity of municipal lease securities held in the Fund's portfolio. The procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in the security, the nature of the marketplace in which the security trades, the credit quality of the security, and other factors which the Adviser to the Fund may deem relevant.

TAX-EXEMPT COMMERCIAL PAPER in which a Tax-Exempt Fund and Boston 1784 Prime Money Market Fund may invest will be limited to investments in obligations which are rated at least A-2 by S&P, Prime-2 by Moody's, or F-2 by Fitch, at the time of investment or which are of comparable quality as determined by the Adviser to the Fund.

         Each of the Tax-Exempt Funds and Boston 1784 Prime Money Market Fund may invest in FLOATING RATE NOTES. Investments in such floating rate instruments will normally involve industrial development or revenue (now known as "private activity") bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. For purposes of determining the maturity of these obligations, the Fund may use the longer of (a) the period required before the Fund is entitled to prepayment under such obligations or (b) the period remaining until the next interest rate adjustment date. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must in the Fund Adviser's opinion be equivalent to the long-term bond or commercial paper ratings on securities in which the Fund may invest. The Adviser to the Fund will monitor the earning power, cash flow and liquidity ratios of the issuers of floating rate instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser to the Fund may also purchase other types of tax-exempt instruments for these Funds as long as they are of a quality equivalent to the bonds or commercial paper in which these Funds may invest.

         STANDBY COMMITMENTS

         Funds investing in municipal securities may acquire such securities subject to a "standby commitment." The Adviser or, if applicable, each of the Advisers, to these Funds has the authority to purchase for these Funds securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Funds reserve their right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. Each Fund would limit its put transactions to institutions which the Adviser or, if applicable, each Adviser, to such Fund believes present minimum credit risks. Each Adviser would use its best efforts initially to determine and to continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain fund liquidity. The Fund could, however, at any time sell the underlying security in the open market or wait until the security matures, at which time it should realize the full par value of the security.

         Municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of Fund securities that a Fund may purchase subject to puts but the amount paid directly or indirectly for puts which are not integral parts of a security as originally issued held in a Fund will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired.

         For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, "maturity" will be considered to be the first date on which the Fund has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

OPTIONS

         Each of the Stock Funds, Boston 1784 Short-Term Income Fund and
Boston 1784 Income Fund may, for hedging purposes and in order to generate additional income, write call options on a covered basis. Each of the Tax-Exempt Funds and Boston 1784 U.S. Government Medium-Term Income Fund, may, for hedging purposes only, write call options on a covered basis, and will not engage in option writing strategies for speculative purposes.

         A Fund may write covered call options from time to time on its assets as determined by the Adviser or Advisers to such Fund to be appropriate in seeking to achieve such Fund's investment objective, provided that the aggregate value of such options may not exceed 10% of such Fund's net assets as of the time such Fund enters into such options.

         The purchaser of a call option has the right to buy, and the writer (in this case a Fund) of a call option has the obligation to sell, an underlying security at a specified exercise price during a specified option period. The advantage to a Fund of writing covered calls is that the Fund receives a premium for writing the call, which is additional income. However, if the security rises in value and the call is exercised, the Fund may not participate fully in the market appreciation of the security.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the writer effects a closing purchase transaction.

         A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the Fund writing the option has received an exercise notice for such option. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or different expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between (a) the cost of the underlying security and (b) the proceeds of the sale of the security, plus the amount of the premium on the option, less the commission paid.

         The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         Each Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         A Fund may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or a call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

OPTIONS ON STOCK INDICES

           The Stock Funds may engage in transactions involving options on stock indices. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the underlying common stocks. The Funds will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 5% of a Fund's total assets.

           Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the option premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

           As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

           A stock index fluctuates with changes in the market values of the stock included in the index. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

           A Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the securities held by the Fund. Since the Fund will not duplicate all of the components of an index, the correlation will not be exact. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

           Positions in stock index options may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Fund's ability to effectively hedge its securities. The Fund will enter into an option position only if there appears to the Adviser or the Advisers of such Fund, at the time of investment, to be a liquid secondary market for such options.

FUTURES CONTRACTS

         Subject to applicable laws, each of the Funds may enter into bond and interest rate futures contracts. The Funds intend to use futures contracts only for bona fide hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security at a specified future time and at a specified price. A "sale" of a futures contract entails a contractual obligation to deliver the underlying securities called for by the contract, and a "purchase" of a futures contract entails a contractual obligation to acquire such securities, in each case in accordance with the terms of the contract. Futures contracts must be executed through a futures commission merchant, or brokerage firm, which is a member of an appropriate exchange designated as a "contract market" by the Commodity Futures Trading Commission ("CFTC").

         When a Fund purchases or sells a futures contract, the Trust must allocate assets of that Fund as an initial deposit on the contract. The initial deposit may be as low as approximately 5% or less of the value of the contract. The futures contract is marked to market daily thereafter and the Fund may be required to pay or entitled to receive additional "variation margin", based on decrease or increase in the value of the futures contract.

         Futures contracts call for the actual delivery or acquisition of securities, or in the case of futures contracts based on indices, the making or acceptance of a cash settlement at a specified future time; however, the contractual obligation is usually fulfilled before the date specified in the contract by closing out the futures contract position through the purchase or sale, on a commodities exchange, of an identical futures contract. Positions in futures contracts may be closed out only if a liquid secondary market for such contract is available, and there can be no assurance that such a liquid secondary market will exist for any particular futures contract.

         A Fund's ability to hedge effectively through transactions in futures contracts depends on, among other factors, its Adviser's or Advisers', as applicable, judgment as to the expected price movements in the securities underlying the futures contracts. In addition, it is possible in some circumstances that a Fund would have to sell securities from its portfolio to meet "variation margin" requirements at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

         The Funds may also, subject to any applicable laws, purchase and write options on futures contracts for hedging purposes only. The holder of a call option on a futures contract has the right to purchase the futures contract, and the holder of a put option on a futures contract has the right to sell the futures contract, in either case at a fixed exercise price up to a stated expiration date or, in the case of certain options, on a stated date. Options on futures contracts, like futures contracts, are traded on contract markets.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities deliverable on exercise of the futures contract. A Fund will receive an option premium when it writes the call, and, if the price of the futures contract at expiration of the option is below the option exercise price, the Fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. Similarly, the writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities deliverable upon exercise of the futures contract. If a Fund writes an option on a futures contract and that option is exercised, the Fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. A Fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities held by the Fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and the Fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for a Fund to incur a loss on both the hedging instrument and the futures contract being hedged.

         The ability of a Fund to engage in options and futures strategies depends also upon the availability of a liquid market for such instruments; there can be no assurance that such a liquid market will exist for such instruments.

FOREIGN SECURITIES

         As provided in the Prospectuses, each of the Funds may invest in certain obligations or securities of foreign issuers. Boston 1784 International Equity Fund intends to invest a substantial portion of its assets in securities and obligations of foreign issuers. Permissible investments include obligations of foreign branches of U.S. banks and of foreign banks, including certificates of deposit and time deposits (including Eurodollar time deposits).

         Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities, will fluctuate based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

         It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Foreign security trading practices, including those involving securities settlement where a Fund's assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the U.S.

         The current policy of Boston 1784 International Equity Fund is not to invest more than 10% of its assets in investment companies and investment trusts which primarily hold foreign securities except that the Fund may invest all of its investable assets in a Qualifying Portfolio (as defined below). Investments in such entities may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

         American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of foreign issuers provide an alternative method for a Fund to make foreign investments. These securities are not denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts evidencing a similar arrangement.

         A Fund may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

         Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Stock Funds, Boston 1784 Income Fund and Boston 1784 Short-Term Income Fund may invest in securities issued by entities based in developing countries throughout the world. All of the risks of investing in securities of foreign issuers are heightened for securities of issuers in developing countries. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         Since investments in foreign companies usually involve currencies of foreign countries, the value of the assets of a Fund with investments in foreign companies as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although such Fund's assets are valued daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may conduct its foreign currency exchange transactions on a spot basis or for settlement on a future date (i.e., a "forward foreign currency" contract or "forward" contract). A Fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Funds do not currently intend to speculate in foreign currency exchange rates or forward contracts.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades.

         When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

         When the Adviser or each of the Advisers to a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of a short-term hedging strategy is highly uncertain. A Fund does not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in the applicable currency. Under normal circumstances, consideration of the prospect for currency parities is incorporated in the longer term investment decisions made with regard to overall diversification strategies. However, each Adviser to such Funds believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of such Funds will be served.

         A Fund generally does not enter into a forward contract with a term greater than one year. At the maturity of a forward contract, the Fund either sells the security and makes delivery of the foreign currency, or it retains the security and terminates its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         If a Fund retains the security and engages in an offsetting transaction, the Fund incurs a gain or loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         It is impossible to forecast with precision the market value of Fund securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency for the Fund on the spot market (and cause the Fund to bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

         The Funds' dealings in foreign currency contracts are limited to the transactions described above. Of course, no Fund is required to enter into such transactions with regard to the Fund's foreign currency-denominated securities and will not do so unless deemed appropriate by the Adviser or Advisers to such Fund. It should also be realized that this method of protecting the value of a Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.

WHEN-ISSUED SECURITIES

         Each Fund may invest in securities on a when-issued basis, in which case delivery and payment normally take place beyond conventional settlement time after the date of commitment to purchase. The Funds will make commitments to purchase obligations on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery.

         While awaiting delivery of securities purchased on a when-issued basis, a Fund will establish a segregated account consisting of cash, short-term money market instruments or high quality debt securities (for Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 U.S. Treasury Money Market Fund, cash and U.S. Government securities) equal to the amount of the commitments to purchase securities on such basis. If the value of these assets declines, the Fund will place additional assets of the type described in the preceding sentence in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

RESTRICTED SECURITIES

         Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") absent an exemption from registration. Boston 1784 Prime Money Market Fund, each
Stock Fund and each

Bond Fund may invest up to 20% of its total assets in restricted securities provided it is determined by the Adviser or Advisers to that Fund that at the time of investment such securities are not illiquid (generally, an illiquid security is one that cannot be disposed of within seven days in the ordinary course of business at its full value), based on guidelines which are the responsibility of and are periodically reviewed by the Board of Trustees. Under these guidelines, the Adviser or Advisers will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the intention of the Adviser or Advisers is to rely upon the exemption from registration provided by Rule 144A promulgated under the 1933 Act. Restricted securities not determined to be liquid may be purchased subject to each Fund's limitation on all illiquid securities (15% of net assets for each Stock, Bond and Tax-Exempt Fund and 10% for each Money Market Fund).

SECURITIES LENDING

         Each Fund may lend securities pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to 100% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceed one-third of a Fund's total assets. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser or Advisers to a Fund to be of good standing and when, in the judgment of the Adviser or Advisers, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. A Fund may use the Distributor or a broker/dealer affiliate of an Adviser as a broker in these transactions.

OTHER INVESTMENTS

         The Funds (other than Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 U.S. Treasury Money Market Fund) are not prohibited from investing in obligations of banks which are clients of SEI Investments Company ("SEI"). However, the purchase of shares of the Funds by such banks or by their customers will not be a consideration in determining which bank obligations the Funds will purchase.

                           4. INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

         The following are fundamental policies of each of the Funds and may not be changed with respect to any Fund without approval by holders of a majority of the outstanding voting securities of that Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting at which the holders of more than

50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940, as amended (the "1940 Act").

1. A Fund may not purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities and, for each of the Money Market Funds, to investments in obligations issued by domestic banks, foreign branches of domestic banks and U.S. branches of foreign banks, to the extent that a Fund may under the 1940 Act, reserve freedom of action to concentrate its investments in such securities, and in the case of Boston 1784 Tax-Free Money Market Fund, tax-exempt securities issued by governments or political subdivisions of governments. Each of the Money Market Funds has reserved its freedom of action to concentrate its investments in government securities and bank instruments described in the foregoing sentence. This limitation also does not apply to an investment of all of the investable assets of each of Boston 1784 Prime Money Market Fund, Boston 1784 Florida Tax-Exempt Income Fund,
     Boston 1784 Growth Fund, Boston 1784 Small Cap Equity Fund, Boston 1784 Large Cap Equity Fund and Boston 1784 International Equity Fund in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to such Fund (in each case, a "Qualifying Portfolio"). For purposes of this limitation, (i) utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower.

2. A Fund may not make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in the Prospectuses and in this Statement of Additional Information.

3. A Fund may not acquire more than 10% of the voting securities of any one issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) or invest more than 5% of the total assets of the Fund in the securities of an issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities); provided, that (a) the foregoing limitation shall not apply to Boston 1784 Massachusetts Tax-Exempt Income Fund, Boston 1784 Connecticut Tax-Exempt Income Fund, Boston 1784 Rhode Island Tax-Exempt Income Fund or Boston 1784 Florida Tax-Exempt Income Fund; (b) the foregoing limitation shall not apply to 25% of the total assets of each of the Stock Funds, Bond Funds, Boston 1784 Tax-Exempt Medium-Term Income Fund, Boston 1784 Tax-Free Money Market Fund or Boston 1784 Prime Money Market Fund; and (c) the foregoing limitation does not apply to an investment of all of the investable assets of Boston 1784 Prime Money Market Fund, Boston 1784 Florida Tax-Exempt Income Fund, Boston 1784 Growth Fund, Boston 1784 Small Cap Equity Fund, Boston 1784 Large Cap Equity Fund, or Boston 1784 International Equity Fund in a Qualifying Portfolio.

4.   A Fund may not invest in companies for the purpose of exercising control.

5. A Fund may not borrow, except that a Fund may borrow money from banks and may enter into reverse repurchase agreements, in either case in an amount not to exceed 33-1/3% of that Fund's total assets and then only as a temporary measure for extraordinary or emergency purposes (which may include the need to meet shareholder redemption requests). This borrowing provision is included solely to facilitate the orderly sale of Fund securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. A Fund will not purchase any securities for its portfolio at any time at which its borrowings equal or exceed
     5% of its total assets (taken at market value), and any interest paid on such borrowings will reduce income.

6. In the case of Boston 1784 Asset Allocation Fund, Boston 1784 Growth and Income Fund, Money Market Funds (other than Boston 1784 Prime Money Market
     Fund), Boston 1784 U.S. Government Medium-Term Income Fund, Boston 1784 Tax-Exempt Medium-Term Income Fund and Boston 1784 Massachusetts Tax-Exempt Income Fund, pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (5) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

7. A Fund may not purchase or sell real estate, including real estate limited partnership interests, commodities and commodities contracts, but excluding interests in a pool of securities that are secured by interests in real estate. However, subject to its permitted investments, any Fund may invest in companies which invest in real estate commodities or commodities contracts. Each of the Funds may invest in futures contracts and options thereon to the extent described in the Prospectuses and elsewhere in this Statement of Additional Information.

8. A Fund may not make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

9. A Fund may not act as an underwriter of securities of other issuers, except as it may be deemed an underwriter under federal securities laws in selling a security held by the Fund.

10. A Fund may not purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder. Under these rules and regulations, each of the Funds is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, (a) such Fund owns more than 3% of the total voting stock of the company; (b) securities issued by any one investment company represent more than 5% of the total assets of such Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of such Fund, provided, that with respect to Boston 1784 Prime Money Market Fund, Boston 1784 Florida Tax-Exempt Income Fund, Boston 1784 Growth
     Fund, Boston 1784 Small Cap Equity Fund, Boston 1784 Large Cap Equity Fund and Boston 1784 International Equity Fund, the limitations do not apply to an investment of all of the investable assets of such Fund in a Qualifying Portfolio. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

     It is the position of the Securities and Exchange Commission's Staff that certain non-governmental issuers of CMOs and REMICs constitute investment companies pursuant to the 1940 Act and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the Securities and Exchange Commission exempting such instruments from the definition of investment company.

11. A Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

12. A Fund may not write or purchase puts, calls, or other options or combinations thereof, except that each Fund may write covered call options with respect to any or all of the securities it holds, subject to any limitations described in the Prospectuses or elsewhere in this Statement of Additional Information and each Fund may purchase and sell other options as described in the Prospectuses.

NON-FUNDAMENTAL POLICIES

         The following policies are not fundamental and may be changed with respect to any Fund without approval by the shareholders of that Fund:

         No Fund may invest in warrants, except that (i) each of the Stock Funds may invest in warrants in an amount not exceeding 5% of the Fund's net assets as valued at the lower of cost or market value; included in these amounts, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange; and (ii) Boston 1784
Short-Term Income Fund and Boston 1784 Income Fund may each invest in warrants in an amount not exceeding 2% of its net assets; this limitation does not apply to warrants acquired in units or attached to securities. Such warrants may not be listed on the New York Stock Exchange or American Stock Exchange.

         No Fund may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of that Fund's net assets (10% for Money Market Funds), provided that this limitation does not apply to an investment of all of the investable assets of Boston 1784 Prime Money Market Fund, Boston 1784
Florida Tax-Exempt Income Fund, Boston 1784 Growth Fund, Boston 1784
Small Cap Equity Fund, Boston 1784 Large Cap Equity Fund or Boston 1784 International Equity Fund in a Qualifying Portfolio. The foregoing limitation does not apply to restricted securities, including those issued pursuant to Rule 144A under the 1933 Act, if it is determined by or under procedures established by the Board of Trustees of the Trust that, based on trading markets for the specific restricted security in question, such security is not illiquid.

         No Fund may purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

         No Fund may invest in interests in oil, gas or other mineral exploration or development programs. No Fund may invest in oil, gas or mineral leases.

         No Fund may purchase securities of any company which has (with predecessors) a record of less than 3 years continuing operations if as a result more than 5% of total assets (taken at fair market value) of the Fund would be invested in such securities, except that the foregoing limitation shall not apply to (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) municipal securities which are rated by at least one nationally-recognized bond rating service; or (c) an investment of all of the investable assets of Boston 1784 Prime Money Market Fund, Boston 1784 Florida Tax-Exempt Income Fund, Boston 1784 Growth Fund, Boston 1784
Small Cap Equity Fund, Boston 1784 Large Cap Equity Fund or Boston 1784 International Equity Fund in a Qualifying Portfolio.

         The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

                                  5. MANAGEMENT

TRUSTEES AND OFFICERS OF THE TRUST

         The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Their titles may have varied during the period. An asterisk indicates a Trustee who may be deemed to be an "interested person" (as defined in the 1940 Act) of the Trust.

DAVID H. CARTER - Trustee - 224 Polpis Road, Nantucket, Massachusetts 02554 (date of birth March 21, 1933). Main Board Director, Touche Remnant & Co. (investment advisor), 1982-1988; Managing Director, Bearbull (UK) Ltd., London (investment advisor), 1988-January 1993.

TARRANT CUTLER - Trustee - 5 Masconomo Street, Manchester, Massachusetts 01944 (date of birth June 12, 1926). Senior Executive Vice President, Massachusetts Financial Services Company, retired in 1991.

KENNETH A. FROOT - Trustee - Harvard University Graduate School of Business, Boston, Massachusetts 02163 (date of birth July 5, 1957). The Industrial Bank of Japan Professor of Finance and Director of Research, Harvard University Graduate School of Business, since 1993; Thomas Henry Carroll-Ford Visiting Professor of Business Administration, Harvard University Graduate School of Business, 1991-1993; Associate Professor of Management with Tenure, Sloan School of Management, Massachusetts

Institute of Technology, 1991-May 1992; Ford International Development Chair, Sloan School, 1987-1990; Research Associate, National Bureau of Economic Research, 1990-present.

SARA L. JOHNSON - Trustee - 30 Eaton Court, Wellesley Hills, Massachusetts (date of birth November 16, 1951). Chief Regional Economist (since 1995) and principal (since 1992), Director of Regional Forecasting, Managing Economist for Regional Information Group's Eastern Regions (1988-1991) and Senior Economist, U.S. Economic Service (1983-1988), DRI/McGraw Hill; formerly, Trustee of BayFunds.

KATHRYN F. MUNCIL - Trustee - c/o Fort William Henry Corporation, Canada Street, Lake George, New York 12845 (date of birth November 30, 1958). Chief Financial Officer, Fort William Henry Corporation, since 1993; Treasurer, Spaulding Investment Company (property management), 1985-1993.

*ROBERT A. NESHER - Trustee, President & Chief Executive Officer- 1 Freedom Valley Drive, Oaks, Pennsylvania 19456 (date of birth August 17, 1946).
Retired since 1994. Director and Executive Vice President of SEI 1986 to July, 1994. Director and Executive Vice President of the Administrator and Distributor 1981 to July, 1994.

ALVIN J. SILK - Trustee - Graduate School of Business Administration, Harvard University, Soldiers Field Road, Boston, Massachusetts (date of birth December 31, 1935). Co-Chairman, Marketing Area and Lincoln Filene Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-present); formerly, Trustee of BayFunds; formerly, Erwin H. Schell Professor of Management, Sloan School of Management, Massachusetts Institute of Technology; formerly, Director, BayBank Systems, Inc.; Trustee, Marketing Science Institute; Director, Reed and Barton, Inc.

MARC H. CAHN - Vice President and Assistant Secretary - 1 Freedom Valley
Drive, Oaks, Pennsylvania 19456 (date of birth June 19, 1957). Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since May, 1996. Associate General Counsel, Barclays Bank plc (May 1995-May 1996). ERISA counsel, First Fidelity Bancorporation (1994-1995). Associate, Morgan, Lewis & Bockius (1989-1994).

TODD CIPPERMAN - Vice President and Assistant Secretary - 1 Freedom Valley Drive, Oaks, Pennsylvania 19456 (date of birth February 14, 1966). Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm)(1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).

ROGER P. JOSEPH - Secretary - 150 Federal Street, Boston, Massachusetts 02110 (date of birth October 3, 1951). Partner, Bingham, Dana & Gould LLP, counsel to the Trust, since 1983.

DAVID G. LEE - Senior Vice President & Assistant Secretary - 1 Freedom Valley Drive, Oaks, Pennsylvania 19456 (date of birth April 16, 1952). Senior
Vice President of the Administrator and the Distributor since 1993. Vice President of the Administrator and the Distributor from 1991 to 1993. President of GW Sierra Trust Funds before 1991.

STEPHEN G. MEYER - Controller - 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Vice President and Controller, Chief Accounting Officer of SEI since 1992 (date of birth July 12, 1965). Senior Associate, Coopers & Lybrand L.L.P. from 1990 to 1992. Internal Audit, Vanguard Group of Investments prior to 1990.

BARBARA A. NUGENT - Vice President and Assistant Secretary - 1 Freedom Valley Drive, Oaks, Pennsylvania 19456 (date of birth June 18, 1956). Vice
President and Secretary of SEI, the Administrator and Distributor since April 1996. Associate, Drinker, Biddle & Reath (law firm) (1994-1996). Assistant Vice President/Administration of Delaware Service Company, Inc. (1992-1993). Assistant Vice President-Operations Delaware Service Company, Inc. (1988-1992).

SANDRA K. ORLOW - Vice President, Assistant Secretary - 1 Freedom Valley Drive, Oaks, Pennsylvania 19456 (date of birth October 18, 1953). Vice President and Assistant Secretary of the Administrator and Distributor since 1983.

KEVIN P. ROBINS - Vice President & Assistant Secretary - 1 Freedom Valley
Drive, Oaks, Pennsylvania 19456 (date of birth April 15, 1961). Senior Vice President of SEI, the Administrator and the Distributor, since 1994. Vice President of SEI, the Administrator and the Distributor, from 1991 to 1994. Vice President of SEI, the Administrator and the Distributor, from 1992 to 1994. Associate, Morgan, Lewis & Bockius (law firm) prior to 1992.

KATHRYN L. STANTON - Vice President, Assistant Secretary - 1 Freedom Valley Drive, Oaks, Pennsylvania 19456 (date of birth November 18, 1958). Vice President and Assistant Secretary of SEI, the Administrator and the Distributor, since 1994. Associate, Morgan, Lewis & Bockius (law firm) 1989-1994.

The following table sets forth certain information regarding the compensation of the Trust's Trustees for the fiscal year ended May 31, 1997. The Officers of the Trust receive no compensation from the Trust for serving in such capacity.

Compensation Table

                                                Pension         or                        Total
                                                Retirement         Estimated              Compensation
                           Aggregate            Benefits Accrued   Annual Benefits        from the Trust
                           Compensation         as Part of Fund    Upon                   and the Funds
Name of Trustee            from the Trust       Expenses           Retirement             Paid to Trustee

David H. Carter               $29,000                   $0                $0               $29,000
Tarrant Cutler                 29,000                    0                 0                29,000
Kenneth A. Froot               29,000                    0                 0                29,000
Sara L. Johnson                14,500 (1)                0                 0                14,500 (1)
Kathryn F. Muncil              29,000                    0                 0                29,000
Robert A. Nesher                    0                    0                 0                     0
Alvin J. Silk                  14,500 (1)                0                 0                14,500 (1)

(1) The aggregate and total compensation figures for Sara L. Johnson and Alvin
J. Silk reflect payments made from the Trust for the period from December 1, 1996 to May 31, 1997.

         The Trustees and officers of the Trust own, in the aggregate, less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees. Compensation of officers and Trustees of the Trust who are employed by the Administrator is paid by the Administrator.

         As of September 4, 1997, Corelink Financial Inc., 1855 Gateway Blvd., Suite 750, Concord, CA 94520, owned of record 6.30% of the outstanding shares of Boston 1784 Growth Fund.

         As of September 4, 1997, National Financial Services Corp., 200
Liberty Street, New York, NY 10281, owned of record the following percentages of the outstanding shares of the following Funds:

             Boston 1784 U.S. Treasury Money Market Fund -- 16.87% Boston 1784 Prime Money Market Fund -- 5.14%
             Boston 1784 Short-Term Income Fund -- 8.84%
             Boston 1784 Massachusetts Tax-Exempt Income Fund -- 13.44% Boston 1784 Rhode Island Tax-Exempt Income Fund -- 9.25% Boston 1784 Asset Allocation Fund -- 31.88%
             Boston 1784 Growth and Income Fund -- 10.22%
             Boston 1784 Connecticut Tax-Exempt Income Fund -- 7.77%

         As of September 4, 1997, BankBoston, N.A., 100 Federal Street, Boston, Massachusetts 02110, and its affiliates, owned of record the following percentages of the outstanding shares of the following Funds:

             Boston 1784 Tax-Free Money Market Fund -- 85.04%
             Boston 1784 Prime Money Market Fund -- 40.01%
             Boston 1784 Institutional U.S. Treasury Money Market Fund -- 53.32% Boston 1784 Tax-Exempt Medium-Term Income Fund -- 91.30%
             Boston 1784 Massachusetts Tax-Exempt Income Fund -- 69.55%
             Boston 1784 Rhode Island Tax-Exempt Income Fund -- 82.44%
             Boston 1784 Connecticut Tax-Exempt Income Fund -- 82.09%
             Boston 1784 Florida Tax-Exempt Income Fund -- 98.70%
             Boston 1784 U.S. Government Medium-Term Income Fund -- 82.51% Boston 1784 Short-Term Income Fund -- 71.67%
             Boston 1784 Income Fund -- 87.25%
             Boston 1784 Asset Allocation Fund -- 30.47%
             Boston 1784 Growth and Income Fund -- 69.50%
             Boston 1784 Growth Fund -- 74.75%
             Boston 1784 International Equity Fund -- 91.75%


The Trust believes that BankBoston possessed, on behalf of its underlying accounts, voting or investment power with respect to a majority of such shares.

THE ADVISERS

         The Trust has entered into separate advisory agreements (each, an "Advisory Agreement") with BankBoston and, for Boston 1784 International
Equity Fund, with Kleinwort Benson Investment Management Americas Inc. ("Kleinwort Benson"). The Advisory Agreement with BankBoston for the Funds other than Boston 1784 International Equity Fund is dated as of June 1, 1993 and the Advisory Agreement with BankBoston for Boston 1784 International Equity
Fund is dated as of November 28, 1994. The Advisory Agreement with Kleinwort Benson for Boston 1784 International Equity Fund is dated as of October 27, 1995. BankBoston and Kleinwort Benson are referred to in this Statement of Additional Information, collectively, as the "Advisers" and each, individually, as an "Adviser." The Prospectuses contain a description of the fees payable to the Advisers for services rendered to the Funds under the applicable Advisory Agreements.

For the fiscal years ended May 31, 1995, 1996 and 1997, the Trust paid the following fees (after fee waivers) on behalf of the Funds:

--------------------------------------------- ------------------- ------------------ ------------------

                                              BankBoston           BankBoston         BankBoston
                                              Investment           Investment         Investment
                                              Advisory Fees        Advisory Fees      Advisory Fees
Fund                                          1995                 1996               1997
--------------------------------------------- ------------------- ------------------ ------------------
Boston 1784 Tax-Free Money Market Fund               $ 1,471,000        $1,996,000         $2,663,000
Boston 1784 U.S. Treasury Money Market Fund               69,000           276,000            879,000
Boston 1784 Institutional U.S. Treasury                   85,000           651,000          3,052,000
Money Market Fund
Boston 1784 Prime Money Market Fund                      N/A (1)             6,700 (1)        142,000 (2)
Boston 1784 Short-Term Income Fund                        86,000           348,000            708,000
Boston 1784 Income Fund                                  521,000         1,257,000          1,829,000
Boston 1784 U.S. Government Medium-Term                  679,000           906,000          1,199,000
Income Fund
Boston 1784 Tax-Exempt Medium-Term Income                602,000         1,116,000          1,387,000
Fund
Boston 1784 Connecticut Tax-Exempt Income                138,000           418,000            573,000
Fund
Boston 1784 Florida Tax-Exempt Income Fund                   N/A               N/A                N/A
Boston 1784 Massachusetts Tax-Exempt Fund                363,000           548,000            768,000
Boston 1784 Rhode Island Tax-Exempt Income                77,000           208,000            280,000
Fund
Boston 1784 Asset Allocation Fund                         23,000            90,000            177,000
Boston 1784 Growth and Income Fund                     1,393,000         1,997,000          2,650,000
Boston 1784 Growth Fund                                      N/A                 0          1,050,000
Boston 1784 Small Cap Equity Fund                            N/A               N/A                N/A
Boston 1784 Large Cap Equity Fund                            N/A               N/A                N/A
Boston 1784 International Equity Fund                          0           636,000          2,111,000
--------------------------------------------- ------------------- ------------------ ------------------

Total                                                $ 5,707,000       $10,453,700        $19,468,000
--------------------------------------------- ------------------- ------------------ ------------------

(1) The Prime Money Market Fund is the successor of a reorganization with the BayFunds Money Market Portfolio. The BayFunds Money Market Portfolio was a portfolio of BayFunds, an open-end investment company registered under the 1940 Act and reorganized with the Prime Money Market Fund on December 9, 1996. Prior to the reorganization, BayBank, N.A. was the investment adviser of the BayFunds Money Market Portfolio. For its fiscal years ended December 31, 1994, 1995 and 1996, respectively, the Fund paid investment advisory fees of $732,016, $869,240 and $837,000 (of which $6,700 was paid to BankBoston following the reorganization with the BayFunds Money Market Portfolio).

(2)  The Prime Money Market Fund changed its fiscal year from December 31 to May
     31. The investment advisory fee of $142,000 reflects payments made by the Fund for the period from January 1, 1997 to May 31, 1997.

        The foregoing table does not reflect contributions to the Funds made by BankBoston in order to assist the Funds in maintaining competitive expense ratios.

        For the fiscal year ended May 31, 1995, the Trust paid $199,000 to Kleinwort Benson under the Advisory Agreement to which Kleinwort Benson is a party, with respect to Boston 1784 International Equity Fund. For the fiscal years ended May 31, 1996 and 1997, respectively, the Trust paid $1,222,419 and $2,111,000 to Kleinwort Benson under the same Advisory Agreement.

        The continuance of each Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and (ii) by the vote of a majority of the Trustees who are neither parties to the Advisory Agreement nor "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 nor more than 60 days' written notice to the applicable Adviser, or by the applicable Adviser on 90 days' written notice to the Trust.

        Each Advisory Agreement provides that neither the Adviser nor its personnel shall be liable (1) for any error of judgment or mistake of law; (2) for any loss arising out of any investment; or (3) for any act or omission in the execution of security transactions for the Trust or any Fund, except that the Adviser and its personnel shall not be protected against any liability to the Trust, any Fund or its Shareholders by reason of willful misfeasance, bad faith or gross negligence on its or their part in the performance of its or their duties or from reckless disregard of its or their obligations or duties thereunder.

THE ADMINISTRATOR

         The Trust and SEI Fund Resources (the "Administrator") are parties to an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss that results from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations under the Administration Agreement. The Administration Agreement may be terminated by either party upon written notice as of November 22, 1998.

         For the fiscal year ended May 31, 1995, the Trust paid $1,090,000 to the Administrator under the Administration Agreement. For the fiscal years ended May 31, 1996 and 1997, respectively, the Trust paid $2,440,000 and $3,912,000 to the Administrator under the same Administration Agreement.

         SEI Fund Resources is a Delaware business trust whose sole beneficiary is SEI Investments Management Corporation (formerly known as SEI Financial

Management Corporation). SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company ("SEI"), was organized as a Delaware corporation in 1969 and has its principal business offices at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Alfred P. West, Jr., Carmen V.
Romeo, and Henry H. Greer constitute the Board of Directors of the Administrator. Mr. West is the Chairman of the Board and Chief Executive Officer of the Administrator. Mr. West serves as the Chairman of the Board of Directors, and Chief Executive Officer of SEI. SEI and its subsidiaries are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator to the following other institutional mutual funds: SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI International Trust, SEI Institutional Managed Trust, Stepstone Funds, The Advisors' Inner Circle Fund, The Pillar Funds, CUFund, STI Classic Funds, CoreFunds, Inc., First American Funds, Inc., First American Investment Funds, Inc., The Arbor Fund, Marquis Funds(R), Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Achievement Funds Trust, Bishop Street Funds, CrestFunds, Inc., STI Classic Variable Trust, Monitor Funds, FMB Funds, Inc., TIP Funds, ARK Funds, SEI
Asset Allocation Trust, SEI Institutional Investments Trust, Profit Funds Investment Trust, Santa Barbara Group of Mutual Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, and Expedition Funds.

THE DISTRIBUTOR

         SEI Investments Distribution Co. (formerly known as SEI Financial Services Company) (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement ("Distribution Agreement"), dated as of June 1, 1993 and amended and restated as of October 27, 1995. The Trust has adopted a distribution plan dated as of June 1, 1993, with respect to each of the Stock Funds, the Bond Funds and the Tax-Exempt Funds and separate distribution plans dated as of September 14, 1995 with respect to Class C and Class D shares of Boston 1784 U.S. Treasury Money Market Fund. Each of these plans ("Plans") has been adopted pursuant to Rule 12b-1 under the 1940 Act. The Distributor receives no compensation for distribution of shares of Boston
1784 Tax-Free Money Market Fund, Boston 1784 Prime Money Market Fund or Boston 1784 Institutional U.S. Treasury Money Market Fund, or for the distribution of Class A Shares of Boston 1784 U.S. Treasury Money Market Fund.

         The Distribution Agreement and the Plans provide that the Trust will pay the Distributor a fee, calculated daily and paid monthly, at an annual rate of (i) 0.25% of the average daily net assets of each of the Stock Funds, the Bond Funds and the Tax-Exempt Funds; (ii) 0.25% of the average daily net assets of the Class C shares of Boston 1784 U.S. Treasury Money Market Fund; and
(iii) 0.75% of the average daily net assets of the Class D shares of Boston
1784 U.S. Treasury Money Market Fund. The Distributor can use these fees to compensate broker/dealers and service providers (including each Adviser and its affiliates) which provide administrative and/or distribution services to holders of these shares or their customers who beneficially own these shares. No fees have been paid to the Distributor under the Plans or the Distribution Agreement since the Funds' inception.


         The Distribution Agreement is renewable annually and may be terminated by the Distributor, by the Trustees of the Trust who are not interested persons and have no financial interest in the Plans or any related agreement ("Qualified Trustees"), or, with respect to any particular Fund or class of shares, by a majority vote of the outstanding shares of such Fund or such class of shares, as applicable, for which the Distribution Agreement is in effect upon not more than 60 days' written notice by either party.

         The Trust has adopted each of the Plans in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may, directly or indirectly, bear expenses relating to the distribution of its shares. Continuance of each of the Plans must be approved annually by a majority of the Trustees of the Trust and by a majority of the Qualified Trustees. Continuance of the Plan with respect to each of the Stock Funds, the Bond Funds, and the Tax-Exempt Funds was approved by the Trustees in March, 1997. Each of the Plans requires that quarterly written reports of money spent under such Plan and of the purposes of such expenditures be furnished to and reviewed by the Trustees. Expenditures may include (1) the cost of prospectuses, reports to Shareholders, sales literature and other materials for potential investors; (2) advertising; (3) expenses incurred in connection with the promotion and sale of the Trust's shares, including the Distributor's expenses for travel, communication, and compensation and benefits for sales personnel; and (4) any other expenses reasonably incurred in connection with the distribution and marketing of the shares subject to approval of a majority of the Qualified Trustees. No Plan may be amended to materially increase the amount which may be spent under the Plan without approval by a majority of the outstanding shares of the Funds or the class of shares which are subject to such Plan. All material amendments of the Plans require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

              6. FUND TRANSACTIONS; TRADING PRACTICES AND BROKERAGE

FUND TRANSACTIONS

         Subject to policies established by the Trustees, each Adviser to a Fund is responsible for placing the orders to execute transactions for such Fund. In placing orders, it is the policy of the Trust for each Adviser to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While each Adviser seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

         The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, each Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing transactions for the Funds will primarily consist of dealer spreads and underwriting commissions.

TRADING PRACTICES AND BROKERAGE

         Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of BankBoston, and who is appointed and supervised by the senior officers of BankBoston, or in the case of Boston 1784 International Equity

Fund, by portfolio managers who are employees of BankBoston or of Kleinwort Benson, and who are appointed and supervised by the senior officers of BankBoston or by senior officers of Kleinwort Benson. A portfolio manager may serve other clients of either of the Advisers or of an affiliate of either of the Advisers in a similar capacity.

         Each Adviser selects brokers or dealers to execute transactions for the purchase or sale of securities for the Funds on the basis of the Adviser's judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at the best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Each Adviser's determination of what are reasonably competitive rates is based upon the professional knowledge of the Adviser's portfolio managers as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where a Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

         Each Adviser may allocate, out of all commission business generated by the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing fund performance evaluation and technical market analyses. Such services are used by each Adviser in connection with its investment decision-making process with respect to one or more portfolios under its management and may not be used exclusively with respect to the fund or account generating the brokerage. Not all brokerage and research services are useful or of value in advising any particular Fund.

         As provided in the Securities Exchange Act of 1934 (the "1934 Act"), higher commissions may be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the commissions paid to such broker/dealers are not, in general, expected to be higher than commissions that would be paid to broker/dealers not providing such services. Further, in general, any such commissions are reasonable in relation to the value of the brokerage and research services provided. Unless otherwise directed by the Trust, a commission higher than one charged elsewhere will not be paid to a broker/dealer solely because it provided research services to an Adviser.

         BankBoston may place a combined order for two or more Funds (or for a Fund and another account under BankBoston's management) engaged in the purchase or sale of the same security if, in BankBoston's judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each Fund or account.

It is believed that the ability of the Funds to participate in volume transactions is generally beneficial. Although it is recognized that the joint execution of orders could adversely affect the price or volume of the security that a particular Fund may obtain, it is the opinion of BankBoston and the Board of Trustees of the Trust that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, an Adviser may place orders for a Fund with broker/dealers who have agreed to defray certain Trust expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Fund transactions.

         It is expected that an Adviser may execute brokerage or other agency transactions through the Distributor or such Adviser or an affiliate of such Adviser, for a commission in conformity with the 1940 Act, the 1934 Act, rules promulgated by the Securities and Exchange Commission and such policies as the Board of Trustees of the Trust may determine. Under these provisions, the Distributor or such Adviser or an affiliate of such Adviser is permitted to receive and retain compensation for effecting transactions for a Fund on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or such Adviser or an affiliate of such Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor, such Adviser, or any such affiliate by the Trust for such exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, an Adviser may direct commission business to one or more designated broker/dealers in connection with such broker/dealer's provision of services to the Trust or the Funds or payment of certain Trust expenses, such as custody, pricing and professional fees. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

For the fiscal years ended May 31, 1995, 1996 and 1997, the Trust paid the following aggregate amount of brokerage commissions on behalf of the Funds:

--------------------------------------------- -------------------- ------------------ -----------------------

                                              Brokerage            Brokerage              Brokerage
Fund                                          Commissions 1995     Commissions 1996       Commissions 1997
--------------------------------------------- -------------------- ------------------ -----------------------

Boston 1784 Asset Allocation Fund                   $   8,530.40      $  12,818.55         $     17,370.50
Boston 1784 Growth and Income Fund                     93,140.79        165,071.38              152,899.49
Boston 1784 Growth Fund                                      N/A         12,951.00              163,410.76
Boston 1784 International Equity Fund                 178,263.21        659,011.71              823,922.21
--------------------------------------------- -------------------- ------------------ -----------------------
Total                                                $279,934.40       $849,852.64           $1,157,602.96
--------------------------------------------- -------------------- ------------------ -----------------------

                           7. PERFORMANCE INFORMATION

CALCULATION OF YIELD

        From time to time the Trust advertises the "current yield" and "effective yield" (also referred to as "effective compound yield") of the Money Market Funds. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of a Fund refers to the income generated by an investment in that Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

        The current yield of these Funds will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield.

        The effective compound yield of these Funds is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

        Effective Yield = (Base Period Return + 1) (365/7) - 1.

        The current and the effective yields reflect the reinvestment of net income earned daily on fund assets.

        The yield of the Money Market Funds fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in a Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

        Yields are one basis upon which investors may compare these Funds with other money market funds. However, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing fund instruments.

        From time to time the Trust may advertise a 30-day yield for each of the Stock and Bond Funds. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of these Funds refers to the annualized net investment income per share generated by an investment in the Funds over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

        Yield = 2 [((a-b)/cd + 1)6 - 1], where

         a = dividends and interest earned during the period;

         b = expenses accrued for the period (net of reimbursement);

         c = the current daily number of shares outstanding during the period that was entitled to receive dividends;

         d = the maximum offering price per share on the last day of the period.

         The Trust may also advertise a "tax-equivalent yield" for each of the Tax-Exempt Funds. The "tax-equivalent yield" is determined by calculating the rate of return that would have to be achieved on a fully-taxable investment to produce the after-tax equivalent of a Fund's yield, assuming certain tax brackets for a shareholder. Any tax-equivalent yield quotation of a Fund will be calculated by adding (a) the portion of that Fund's current yield which is not tax-exempt and (b) the result obtained by dividing the portion of the Fund's current yield which is tax-exempt by the difference of one minus a stated income tax rate.

CALCULATION OF TOTAL RETURN

         From time to time the Trust may advertise total return for a Fund. The total return of a Fund refers to the average compounded rate of return on a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), and assumes that
the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula:
P (1 + T)n = ERV, where

         P = a hypothetical initial payment of $1,000;

         T = average annual total return;

         n = number of years; and

         ERV = ending redeemable value (as of the end of the designated time period) of a hypothetical $1,000 payment made at the beginning of the designated time period.

         Total returns calculated for the Florida Tax-Exempt Income Fund, the Large Cap Equity Fund and the Small Cap Equity Fund for any period which includes periods prior to the commencement of that Fund's operations reflect the performance of the corresponding common trust fund managed by BankBoston that contributed all of its assets to the Fund at the Fund's commencement of operations. Each common trust fund had investment objectives, policies and practices substantially similar to its corresponding Fund. All total return percentages for periods prior to the commencement of operations of the Florida Tax-Exempt Income Fund, Large Cap Equity Fund and Small Cap Equity Fund reflect historical rates of return of the corresponding common trust fund for those periods adjusted to assume that all current Fund charges, expenses and fees were then deducted. The common trust funds were not registered under the 1940 Act or subject to certain investment restrictions imposed by the 1940 Act. If the common trust funds had been so registered, their investment performance might have been adversely affected.

         Set forth below is total rate of return information, assuming that dividends and capital gains distributions, if any, were reinvested, for the Tax-Exempt, Bond and Stock Funds for the periods indicated. The Large Cap Equity Fund, Small Cap Equity Fund and Florida Tax-Exempt Income Fund are newly organized and had no operations at May 31, 1997.

                                                                                    REDEEMABLE VALUE OF A
                                                                                     HYPOTHETICAL $1,000
                                                   ANNUALIZED TOTAL                   INVESTMENT AT THE
             FUND AND PERIOD                        RATE OF RETURN                    END OF THE PERIOD
             ---------------                       ----------------                 ---------------------

BOSTON 1784 TAX-EXEMPT MEDIUM-TERM
INCOME FUND

   June 14, 1993 (commencement of                        5.91%                            $1,233.60
   operations) to May 31, 1997

   One year ended May 31, 1997                           7.74%                            $1,077.40

                                      -37-

BOSTON 1784 CONNECTICUT TAX-EXEMPT
INCOME FUND

   August 1, 1994 (commencement of                       6.66%                            $1,190.90
   operations) to May 31, 1997

   One year ended May 31, 1997                           7.26%                            $1,072.60

BOSTON 1784 FLORIDA TAX-EXEMPT INCOME
FUND

January 1, 1991 (date of initial public
investment in the common trust fund) to                  6.67%                            $1,513.32
May 31, 1997

Five years ended May 31, 1997                            6.08%                            $1,343.28

Three years ended May 31, 1997                           5.77%                            $1,183.28

One year ended May 31, 1997                              6.72%                            $1,067.20

BOSTON 1784 MASSACHUSETTS TAX-EXEMPT
INCOME FUND

   June 14, 1993 (commencement of                        5.01%                            $1,192.80
   operations) to May 31, 1997

   One year ended May 31, 1997                           7.30%                            $1,073.00

BOSTON 1784 RHODE ISLAND TAX-EXEMPT
INCOME FUND

   August 1, 1994 (commencement of                       6.46%                            $1,187.20
   operations) to May 31, 1997

   One year ended May 31, 1997                           7.61%                            $1,076.10

BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM
INCOME FUND

   June 7, 1993 (commencement of                         4.66%                            $1,181.30
   operations) to May 31, 1997

   One year ended May 31, 1997                           7.16%                            $1,071.60

                                      -38-


BOSTON 1784 SHORT-TERM INCOME FUND

   July 1, 1994 (commencement of
   operations) to May 31, 1997                           6.17%                            $1,182.60

   One year ended May 31, 1997
                                                         6.47%                            $1,064.70
BOSTON 1784 INCOME FUND

   July 1, 1994 (commencement of                         7.33%                            $1,214.40
   operations) to May 31, 1997

   One year ended May 31, 1997                           8.32%                            $1,083.20

BOSTON 1784 ASSET ALLOCATION FUND

   June 14, 1993 (commencement of
   operations) to May 31, 1997                          11.74%                            $1,557.20

   One year ended May 31, 1997
                                                        14.89%                            $1,148.90

BOSTON 1784 GROWTH AND INCOME FUND

   June 7, 1993 (commencement of
   operations) to May 31, 1997                          17.02%                            $1,899.70

   One year ended May 31, 1997
                                                        18.33%                            $1,183.30
BOSTON 1784 GROWTH FUND

   March 28, 1996 (commencement of
   operations) to May 31, 1997                          18.92%                            $1,225.80

   One year ended May 31, 1997
                                                         8.77%                            $1,087.70
BOSTON 1784 SMALL CAP EQUITY FUND

Ten years ended May 31, 1997
                                                        13.88%                            $3,668.38
Five years ended May 31, 1997
                                                        19.54%                            $2,440.99
Three years ended May 31, 1997
                                                        24.91%                            $1,948.91
One year ended May 31, 1997
                                                        12.36%                            $1,123.60


                                      -39-

BOSTON 1784 LARGE CAP EQUITY FUND

Ten years ended May 31, 1997
                                                        14.34%                            $3,819.28
Five years ended May 31, 1997
                                                        17.80%                            $2,268.44
Three years ended May 31, 1997
                                                        25.46%                            $1,974.77
One year ended May 31, 1997
                                                        27.35%                            $1,273.50
BOSTON 1784 INTERNATIONAL EQUITY FUND

   January 3, 1995 (commencement of
   operations) to May 31, 1997                          14.14%                            $1,458.30

   One year ended May 31, 1997                          10.93%                            $1,109.30

         The annualized yield of each of the Tax-Exempt, Bond and Stock
Funds for the 30-day period ended on May 31, 1997 was as follows: Boston 1784 Short-Term Income Fund 5.93%; Boston 1784 Income Fund 6.58%; Boston 1784 U.S. Government Medium-Term Income Fund 5.94%; Boston 1784 Tax-Exempt Medium-Term Income Fund 4.78%; Boston 1784 Connecticut Tax-Exempt Income Fund 4.71%; Boston 1784 Massachusetts Tax-Exempt Income Fund 4.79%; Boston 1784 Rhode Island Tax-Exempt Income Fund 4.70%; Boston 1784 Asset Allocation Fund 2.87%; Boston 1784 Growth and Income Fund 0.65%; and Boston 1784 Growth Fund 0.07%.

         The annualized tax-equivalent yield of each of the Tax-Exempt Funds for the 30-day period ended on May 31, 1997 was as follows: Boston 1784 Tax-Exempt Medium-Term Income Fund 7.91%; Boston 1784 Connecticut Tax-Exempt Income Fund 8.17%, Boston 1784 Massachusetts Tax-Exempt Income Fund 8.96%; and Boston 1784 Rhode Island Tax-Exempt Income Fund 8.73%.

         Set forth below is total rate of return information, assuming that dividends and capital gains distributions, if any, were reinvested, for the Money Market Funds for the periods indicated:

                                      -40-

                                                                                REDEEMABLE VALUE OF A
                                                                                 HYPOTHETICAL $1,000
                                               ANNUALIZED TOTAL                   INVESTMENT AT THE
           FUND AND PERIOD                      RATE OF RETURN                    END OF THE PERIOD
           ---------------                     ----------------                 ----------------------

BOSTON 1784 TAX-FREE MONEY MARKET FUND

   June 14, 1993 (commencement of
   operations) to May 31, 1997                        3.12%                            $1,128.40

   One year ended May 31, 1997                        3.22%                            $1,032.20

BOSTON 1784 U.S. TREASURY MONEY
MARKET FUND

   June 7, 1993 (commencement of
   operations) to May 31, 1997                        4.38%                            $1,184.40

   One year ended May 31, 1997                        4.86%                            $1,048.60
BOSTON 1784 INSTITUTIONAL U.S.
TREASURY MONEY MARKET FUND

   June 30, 1993 (commencement of
   operations) to May 31, 1997                        4.71%                            $1,198.20

   One year ended May 31, 1997                        5.16%                            $1,051.60
BOSTON 1784 PRIME MONEY MARKET FUND

   August 1, 1991 (date of initial
   public investment) to May 31, 1997                 4.28%                            $1,280.30

   For the year ended December 31,
   1996                                               5.02%                            $1,050.20

   For the period from January 1,
   1997 to May 31, 1997                               2.07%                            $1,020.70



         The annualized yield and tax-equivalent yield of Boston 1784 Tax-Free Money Market Fund for the seven-day period ended May 31, 1997 were 3.33% and 5.51%, respectively, and the effective compound annualized yield of Boston 1784 Tax-Free Money Market Fund for such period was 3.37%.

         The annualized yield of Boston 1784 U.S. Treasury Money Market Fund for the seven-day period ended May 31, 1997 was 4.98% and the effective compound annualized yield of Boston 1784 U.S. Treasury Money Market Fund for such period was 5.10%.

         The annualized yield of Boston 1784 Institutional U.S. Treasury Money Market Fund for the seven-day period ended May 31, 1997 was 5.20% and the effective compound annualized yield of Boston 1784
Institutional U.S. Treasury Money Market Fund for such period was 5.34%.

         The annualized yield of Boston 1784 Prime Money Market Fund for the seven-day period ended May 31, 1997 was 5.04% and the effective compound annualized yield of Boston 1784 Prime Money Market Fund for such period was 5.17%.
                       8. DETERMINATION OF NET ASSET VALUE

         The net asset value of the shares of each Fund (including shares of each class of Boston 1784 U.S. Treasury Money Market Fund) is determined on each day on which both the New York Stock Exchange and the Federal Reserve Bank of Boston are open ("Business Days"). This determination is made once during each such day, as of 12:00 noon Eastern Time ("ET") with respect to shares of Boston 1784 Prime Money Market Fund, Boston 1784 U.S. Treasury Money Market
Fund and Boston 1784 Tax-Free Money Market Fund, as of 3:00 p.m. ET with respect to Boston 1784 Institutional U.S. Treasury Money Market Fund (noon when the
New York Stock Exchange closes early), and as of 4:00 p.m. ET with respect to each other Fund. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. Net asset value per share of each Fund is calculated by adding the value of securities and other assets of that Fund, subtracting liabilities and dividing by the number of its outstanding shares. Net asset value per share of each class of Boston 1784
U.S. Treasury Money Market Fund is calculated by adding the value of securities and other assets attributable to that class, subtracting liabilities attributable to that class and dividing by the number of outstanding shares of that class.


         Securities of the Money Market Funds will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of these Funds may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its fund securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate fund value on a particular day, a prospective investor in that Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

         The use by the Money Market Funds of amortized cost and the maintenance by these Funds of a net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for these Funds. Such procedures include the determination of the extent of deviation, if any, of these Funds' current net asset value per share calculated using available market quotations from these Funds' amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders of these Funds, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of fund instruments prior to maturity to realize capital gains or losses or to shorten average fund maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if any of these Funds incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of that Fund in the account of each shareholder of such Fund and to offset each such shareholder's pro rata portion of such loss or liability from that shareholder's accrued but unpaid dividends or from future dividends of the affected Fund while each other Fund must annually distribute at least 90% of its investment company taxable income.

         In valuing each of the Stock, Bond and Tax-Exempt Funds' assets, bonds and other fixed income securities are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over the counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Valuations supplied by the pricing service are subject to review by the Adviser and, if adjusted pursuant to review by the Adviser, by the Board. An equity security listed on an exchange will be valued at its last sale price on that exchange using quotations on the exchange on which the security is traded most extensively. Lacking any sales, the security will be valued at the mean between the closing asking price and the closing bid price. Securities which are listed on the National Association of Securities Dealers' National Market System, for which there have been sales, shall be valued at the last sale price reported on such system. If there are no such sales, the value shall be the high, or "inside" bid, which is the bid supplied by the NASD on its NASDAQ Screen for such securities in the over-the-counter market. Securities quoted on the NASDAQ System, but not listed on the National Market System, shall be valued at the high or "inside" bid. Unlisted equity securities which are not quoted on the NASDAQ System and for which over-the-counter market quotations are readily available will be valued at the highest quoted current bid price for such securities in the over-the-counter market. Securities for which market quotations are not readily available, whether or not listed, will be valued at their fair value as determined in good faith by the Board of Trustees of the Trust, or pursuant to procedures adopted by the Board subject to review by the Board of the resulting valuations. Open futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board of Trustees of the Trust.

                      9. PURCHASE AND REDEMPTION OF SHARES

         It is currently the Trust's policy to pay for the redemptions of shares of the Funds in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of securities held by the Funds, in lieu of cash. Shareholders may incur brokerage charges and tax liabilities on the sale of any such securities so received in payment of redemptions.

         The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the Securities and Exchange Commission by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has permitted by order. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, an Adviser, the Administrator or the Custodian is not open for business.


         Purchase and redemption of shares of Boston 1784 U.S. Treasury
Money Market Fund by Connecticut municipalities and other Connecticut municipal corporations and authorities, pursuant to the provisions of Section 7-400 of the Connecticut General Statutes, as from time-to-time amended ("CON. GEN. STAT. SS. 7-400"), may be made only through the use of (i) a bank, savings bank or savings and loan association incorporated under the laws of the State of Connecticut,
(ii) a federally chartered bank, savings bank or savings and loan association having its principal place of business in the State of Connecticut, or (iii) such other agent as may be permitted by Conn. Gen. Stat. ss. 7-400.

                         10. SYSTEMATIC WITHDRAWAL PLAN

         A shareholder (other than a shareholder of Boston 1784
Institutional U.S. Treasury Money Market Fund and holders of Class C or Class D shares of Boston 1784 U.S. Treasury Money Market Fund) may direct the shareholder servicing agent to send him or her regular monthly, quarterly, semi-annual or annual payments, as designated on the Account Application and based upon the value of his or her account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. Such payments are drawn from the proceeds of the redemption of shares held in the shareholder's account (which would be a return of principal and, if reflecting a gain, would be taxable). To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce, and may eventually exhaust, the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in additional full and fractional shares of the applicable Fund at the net asset value in effect at the close of business on the record date for such distributions.

         To initiate a SWP, shares having an aggregate value of at least $10,000 must be held on deposit by the shareholder servicing agent. The shareholder, by written instruction to the shareholder servicing agent, may deposit into the account additional shares of the applicable Fund, change the payee, or change the dollar amount of each payment. The shareholder servicing agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the applicable Fund with respect to the liquidation of shares.

         No charge is currently assessed against the account, but one could be instituted by the shareholder servicing agent on 60 days' notice in writing to the shareholder in the event that the applicable Fund ceases to assume the cost of these services. Any Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another Fund. Any such plan may be terminated at any time by either the shareholder or the applicable Fund.

                                    11. TAXES

TAX STATUS OF THE FUNDS

         No Fund will be subject to any Massachusetts income or excise taxes as long as it qualifies as a separate regulated investment company under the Code.

         Each of the Funds is organized as a series of a Massachusetts business trust and is treated as a separate entity for federal income tax purposes under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions (as a percentage of both the Fund's overall income and, in the case of the Tax-Exempt Funds, its tax-exempt income), and the composition of the Fund's portfolio assets.
Because each Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Funds will be required to pay any federal income or excise taxes, although a Fund's foreign-source income may be subject to foreign taxes. If a Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and the Fund's distributions would generally be taxable as ordinary dividend income to its shareholders.

TAXATION OF FUND DISTRIBUTIONS

         DISTRIBUTIONS -- GENERAL. Shareholders of Funds other than the Tax-Exempt Funds will have to pay federal income taxes and may be subject to state or local income taxes on the dividends and capital gain distributions they receive from those Funds. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether paid in cash or in additional shares. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. It is uncertain at this time whether all or any part of such capital gains will be eligible to be taxed at a maximum rate below 28%. The Money Market Funds are not expected to make any capital gain distributions.

         Because the Funds other than the Stock Funds do not expect to earn any dividend income, it is expected that dividends from those Funds will qualify for the dividends received deduction for corporations. A portion of the Stock Funds' ordinary income dividends (but none of their capital gain distributions) is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

         Any Fund dividend that is declared in October, November, or December of a calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. Each Fund will notify shareholders regarding the federal tax status of distributions after the end of each calendar year.

         Distributions of net capital gains and net short-term capital gains from any Bond Fund or Tax-Exempt Fund, and any distributions from a Stock Fund, will reduce the distributing Fund's net asset value per share. Shareholders who buy shares just before a Fund makes such a distribution may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

         Distributions of a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. Each Fund intends to advise shareholders of the extent, if any, to which their respective distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

         DISTRIBUTIONS BY THE TAX-EXEMPT FUNDS, including the Tax-Free Money Market Fund. The portion of each Tax-Exempt Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by that Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. However, distributions of tax-exempt interest earned from certain securities may be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. The percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

         Shareholders of the Tax-Exempt Funds will have to pay federal income taxes and may be subject to state or local income taxes on the non exempt-interest dividends (including dividends from earnings from taxable securities and repurchase transactions) and capital gain distributions they receive from the Funds under rules corresponding to those set forth in the preceding section. The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority.

DISPOSITION OF SHARES

         In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as short-term capital gain or loss; a long-term capital gain may be eligible for reduced tax rates if the shares were held for more than 18 months. In the case of the Tax-Exempt Funds and the Tax-Free Money Market Fund, any loss realized upon a disposition of shares in a Fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. In the case of all the Funds, any loss realized upon the disposition of shares in the Fund held for six months or less will (if not disallowed as described in the preceding sentence) be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

ADDITIONAL INFORMATION FOR SHAREHOLDERS OF THE TAX-EXEMPT FUNDS

         Interest on indebtedness incurred by shareholders to purchase or carry shares of a Tax-Exempt Fund (or of the Tax-Free Money Market Fund) will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by certain private activity bonds should consult their tax advisers before purchasing shares of a Tax-Exempt Fund or the Tax-Free Money Market Fund.

ADDITIONAL INFORMATION RELATING TO FUND INVESTMENTS

        Except in the case of the Money Market Funds, the Funds' current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may make an economic return of capital taxable to shareholders. Any investment by a Fund in zero-coupon bonds, certain stripped securities including STRIPS, and certain securities purchased at a market discount, will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

         An investment by a Fund in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

         Fund transactions in options, futures contracts, forward contracts short sales "against the box" and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Funds will limit their activities in options, futures contracts, forward contracts, and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

ADDITIONAL INFORMATION RELATING TO FOREIGN INVESTMENTS

         Special tax considerations apply with respect to a Fund's foreign investments. Investment income received by a Fund from sources within foreign countries may be subject to foreign taxes. The Funds (other than Boston 1784 International Equity Fund) do not expect to be able to pass through to shareholders foreign tax credits or deductions with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or an exemption from tax on such income. The Funds intend to qualify for treaty reduced rates where available. It is not possible, however, to determine a Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

         If Boston 1784 International Equity Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to pass through to its shareholders foreign income taxes paid. If it so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus their portion must be included in their gross income for federal income tax purposes. Shareholders who itemize deductions would be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit, but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If a Fund does not qualify or elect to pass through to the Fund's shareholders foreign income taxes paid by it, its shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

         Foreign exchange gains and losses realized by a Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes may be limited in order to avoid a tax on the applicable Fund. Occasionally, a Fund may invest in stock of foreign issuers deemed to be "passive foreign investment companies" for U.S. tax purposes. Any Fund making such an investment may be liable for U.S. income taxes on certain distributions and realized capital gains from stock of such issuers. Any Fund making such an investment also may elect to mark to market its investments in "passive foreign investment companies" on the last day of each taxable year, which may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments. In order to distribute that income and avoid a tax on the Fund, such a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

FOREIGN SHAREHOLDERS

         Taxable dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%, although the 30% rate may be reduced to the extent provided by an applicable tax treaty. The Funds intend to withhold tax payments at the rate of 30% (or the lower treaty rate) on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts over-withheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Funds by Non-U.S. Persons also may be subject to tax under the laws of their own jurisdiction.

BACKUP WITHHOLDING

         Each of the Funds is required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding.

                                12. SERVICEMARKS

         The servicemark BOSTON 1784 FUNDS[REGISTERED MARK] is a registered servicemark of, and this servicemark and the "eagle" logo are used by permission of, BankBoston. In the event that the Advisory Agreements with BankBoston are terminated, the Trust has agreed to discontinue use of the servicemark and logo.

                            13. DESCRIPTION OF SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of each series and authorizes the division of shares of each series into classes. Each share of each series represents an equal proportionate interest in that series, except that due to varying expenses borne by different classes distributions may be different for different classes. Shareholders of each series are entitled, upon liquidation or dissolution, to a pro rata share in the net assets of that series that are available for distribution to shareholders, except to the extent of different expenses borne by different classes as noted above. Shareholders have no preemptive rights. Currently, the Trust has eighteen active series of shares, each of which is a Fund. Boston
1784 U.S. Treasury Money Market Fund offers three classes of shares: Class A, Class C and Class D. Class A shares are described in the Funds' Prospectuses. Call 1-800-BKB-1784 for information on the other classes of this Fund. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares, and may create additional classes of any one or more series. All consideration received by the Trust for shares of any series and all assets in which such consideration is invested belong to that series and are subject to the liabilities related thereto. Share certificates will not be issued.

         Shares of each series of the Trust are entitled to vote separately to approve advisory agreements or changes in investment policies, but shares of all series of the Trust vote together in the election or selection of Trustees and accountants.

         The Declaration of Trust may be amended as authorized by vote of shareholders of the Trust. Matters not affecting all series or classes of shares shall be voted on only by the shares of the series or classes affected. Shares of the Trust may be voted in person or by proxy, and any action taken by shareholders may be taken without a meeting by written consent of a majority of shareholders entitled to vote on the matter.

                      14. TRUSTEE AND SHAREHOLDER LIABILITY

LIMITATION OF TRUSTEES' LIABILITY

         The Declaration of Trust provides that the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or administrator, principal underwriter or custodian, nor shall any Trustee be responsible for the act or omission of any other Trustee, and no Trustee shall be liable to the Trust or any Shareholder. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined, in the manner provided in the Declaration of Trust, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

SHAREHOLDER LIABILITY

         The Trust is a Massachusetts business trust. Under Massachusetts law, shareholders of such a trust could be held personally liable as partners for the obligations of the trust. However, even if the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

                            15. FINANCIAL INFORMATION

FOR THE PRIME MONEY MARKET FUND

         The Statement of Net Assets at May 31, 1997 and December 31, 1996, the Statement of Operations for the periods ended May 31, 1997 and December 31, 1996, the Statements of Changes in Net Assets for the periods ended December 31, 1995, December 31, 1996 and May 31, 1997, the
Financial Highlights for the periods ended December 31, 1996 and May 31,
1997, the Notes to the Financial Statements and the Report of Independent Accountants, each of which is included in two Annual Reports to Shareholders of the Trust (Accession Numbers 0000935069-97-000021 and 0000935069-97-000119) are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Coopers & Lybrand L.L.P., independent accountants, as experts in accounting and auditing. The Statement of Changes in Net Assets for the year ended
December 31, 1995 and the financial highlights for the periods ended April 30, 1992, December 31, 1992, December 31, 1993, December 31, 1994 and December
31, 1995 are included in the Annual Reports to Shareholders of the Trust and are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Ernst & Young, LLP, independent auditors, given upon the authority of said firm as experts in accounting and auditing. A copy of the Annual Report accompanies this Statement of Additional Information.

FOR THE REMAINDER OF THE FUNDS

         The Statement of Net Assets at May 31, 1997, the Statements of Operations for the period ended May 31, 1997, the Statements of Changes in Net Assets for the periods ended May 31, 1996 and May 31, 1997, the
Financial Highlights for the periods ended May 31, 1994, May 31, 1995, May 31, 1996 and May 31, 1997, the Notes to the Financial Statements and the
Report of Independent Accountants, each of which is included in the two Annual Reports to Shareholders of the Trust (Accession Number 0000935069-97-000119), are incorporated by reference into this Statement of Additional Information. The Annual Reports have been so incorporated in reliance upon the report of Coopers & Lybrand L.L.P., independent accountants, as experts in accounting and auditing. A copy of each of the Annual Reports accompanies this Statement of Additional Information.

                                   APPENDIX A

              CERTAIN INFORMATION CONCERNING CONNECTICUT, FLORIDA,
                         MASSACHUSETTS AND RHODE ISLAND

                                 1. CONNECTICUT

                 SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN
                        CONNECTICUT MUNICIPAL SECURITIES

         The following is a summary of certain information contained in the Annual Information Statement of the State of Connecticut dated May 7, 1997. The summary does not purport to be a complete description and is current as of the date of the corresponding information statement. The Funds are not responsible for the accuracy or timeliness of this information.

         Connecticut Municipal Securities may fluctuate in value in response to a variety of factors, including the economic strength of State and local governments and the availability of federal funding.

ECONOMIC OVERVIEW

         Connecticut's economy is diverse. Manufacturing employment has been on a downward trend since the mid-1980s, while non-manufacturing employment has risen significantly. Manufacturing is diversified, with transportation equipment (primarily aircraft engines, helicopters, and submarines) the dominant industry. Connecticut is a leading producer of aircraft engines, along with related components, and submarines. The largest employers in these industries are United Technologies Corporation, including its Pratt and Whitney Aircraft Division, with headquarters in East Hartford, and Sikorsky Aircraft Division in Stratford, as well as General Dynamics Corporation's Electric Boat Division in Groton. The State is also a leading producer of military and civilian helicopters.

         Connecticut's manufacturing employment peaked in 1985 at over 408,000 workers. Since that year, employment in manufacturing has been on a downward trend, declining 30.1% or a loss of 127,330 jobs by 1995 from 1985 levels. A number of factors, such as the overvalued dollar of the mid-1980s, heightened foreign competition, a sharp decrease in defense spending, and improved productivity played a significant role in affecting the overall level of manufacturing employment. In Connecticut, the rate of job loss in the manufacturing sector resulted in a decline of 1.5% or 4,410 jobs from 1994 to 1995.

         Over the past several decades the non-manufacturing sector of the State's economy has risen in economic importance, from just over 50% of total State employment in 1950 to approximately 82.0% by 1995. This trend has decreased the State's dependence on manufacturing. The State's non-manufacturing sector expanded by 2.0% in 1995 as compared to 1994, 1.7% in 1994 as compared to 1993, and 1.4% in 1993 as compared to 1992, following three years of decline starting in 1990. During the 1990's, Connecticut's growth in non-manufacturing employment has lagged that of the New England region and the nation as a whole.

         The non-manufacturing sector is comprised of industries that typically provide a service. The four major industries in terms of employment are: trade; finance, insurance and real estate; business and personal services; and government, which collectively comprise about 90% of employment in the non-manufacturing sector.

         After enjoying an extraordinary boom during the mid-1980s, Connecticut, as well as the rest of the Northeast, experienced an economic slowdown before the onset of the national recession in the latter half of 1990. Reflecting the downturn, the unemployment rate in the State rose from a low of 3% in 1988 to just above the national average of 7.4% during 1992. Since 1992, the unemployment rate has declined annually to a rate of 5.5% for 1995 and 5.0% for the first half of 1996.

FISCAL CONDITION IN RECENT YEARS

         The State finances most of its operation through its General Fund. The major components of General Fund revenues are state taxes, including the personal income tax, the sales and use tax, and the corporation business tax. Miscellaneous fees, receipts, transfers, and unrestricted federal grants account for most of the other General Fund revenue. A cumulative budgetary-bases deficit in the General Fund as of June 30, 1991 in the amount of $965,711,525 was funded by the issuance of General Obligation Economic Recovery Notes. For the fiscal years ended June 30, 1992, 1993, 1994, 1995, and 1996, the operating surpluses of the General Fund were $110.2, $113.5, $19.7, $80.5, and $250.0 million, respectively. Eighty-nine and a half million dollars of the operating surplus was reserved for payment of principal and interest on the Economic Recovery Notes for the 1996-97 fiscal year, while the remaining $160.5 million of the surplus has been reserved for transfer to the Budget Reserve Fund, pursuant to the Connecticut General Statutes.

GENERAL FUND BUDGETS 1996-97, 1997-98, AND 1998-99

         The adopted budget for fiscal year 1996-97 anticipated General
Fund revenues of $9,049.7 million and General Fund expenditures of $9,049.4 million, resulting in a projected surplus of $0.3 million. For fiscal 1997-98 and 1998-99, the proposed budget anticipates General Fund revenues of $9,181.9 million and $9,353.3 million, respectively. General
Fund appropriations total $9,181.5 million and $9,351.2 million in fiscal 1997-98 and fiscal 1998-99, respectively. For fiscal 1997-98, General Fund appropriations would decrease by 0.6% over estimated expenditures for fiscal year 1996-97 and would increase by 1.8% in fiscal year 1998-99, below the anticipated increase in inflation. Based upon these levels of appropriations, the proposed budget would remain well within the limits set by the State's Constitutional expending cap: $384.1 million below the fiscal 1997-98 expenditure cap and $307.6 million below the fiscal 1998-99 expenditure cap.

         The proposed budget anticipates significant income tax changes aimed at increasing overall disposable income and encouraging economic expansion in the State. The proposed budget enhances the income tax relief enacted during the 1995 legislative session by expanding the taxable income amounts subject to the lower 3% income tax rate. For income years commencing on and after January 1, 1997, the application of the 3% rate is expanded from the first $9,000 of taxable income to the first $12,000 of taxable income for joint filers. For income years commencing on and after January 1, 1998, the application of the 3% rate is further expanded from the first $12,000 of taxable income to the first $48,000 of taxable income for joint filers. In addition, for income years commencing on and after January 1, 1998, all Social Security income would be exempt from the state's personal income tax.

         The proposed budget anticipates increased education expenditures of $26 million in fiscal 1997-98 and $37 million in fiscal 1998-99 to implement recommendations of the Education Improvement Panel, convened in 1996 for the purpose of making recommendations to improve education in the State following the State Supreme Court ruling in SHEFF V. O'NEILL that the State's educational system failed to provide students in the State with equal educational opportunities. The proposed budget also anticipates increased expenditures in fiscal 1998-99 as a result of the transfer of certain Highway Patrol functions from the Special Transportation Fund to the General Fund in connection with the implementation of the proposed gasoline tax reduction.

         The proposed budget also anticipates significant reductions in expenditures from current service levels. Some of the changes, which are expected to result in significant long term savings to the State, include restructuring the General Assistance program to eliminate all cash and medical benefits for employable adults, acceleration of the move to managed care for those individuals remaining on General Assistance, restructuring the Medicaid program under a waiver, reducing by 10% the State's block grants to constituent units of higher education, a comprehensive overhaul of the State's information technology functions in conjunction with a reorganization of state agencies across functional lines, implementation of actuarial changes resulting in decreased expenditures to fund the State Employees' Retirement System unfunded past service liability, and implementing an early retirement incentive for state employees and limited co-pays for certain more expensive health care plans. The proposed budget reflects the Governor's goals to improve the ways in which State government delivers services, reduces the tax burden, and encourages economic growth in the State. It was anticipated that the General Assembly would adopt a biennial budget no later than June
1997.

         The Connecticut General Statutes require the Comptroller to report the State's fiscal position monthly. This required report compares revenues already received and expenditures already made to estimated revenues to be collected and estimated expenditures to be made during the balance of the year.

         The Comptroller's November 1, 1996, letter indicated a projected General Fund surplus of $41.2 million for fiscal 1996-97. No assurances can be given that subsequent projections will not indicate changes in the 1996-97 General Fund result. To the extent there is a deficit at the end of the fiscal year, it may be funded by a transfer from the $241 million Budget Reserve Fund.

         In November 1992, Connecticut voters approved a constitutional amendment requiring a balanced budget for each year. The amendment provides that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. It also provides for a cap on budget expenditures. The General Assembly is precluded from authorizing an increase in general budget expenditures for any fiscal year above the amount of general budget expenditures for the previous fiscal year by a percentage which exceeds the greater of the percentage increase in personal income or the percentage increase in inflation, unless the Governor declares an emergency or the existence of extraordinary circumstances and at least three-fifths of the members of each house of the General Assembly vote to exceed such limit for the purposes of such emergency or extraordinary circumstances. The limitation on general budget expenditures does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There is no statutory or constitutional prohibition against bonding for general budget expenditures.

LITIGATION

         The State of Connecticut, its officers and employees, are defendants in numerous lawsuits. The ultimate disposition of and final consequences of these lawsuits are not determinable at present. The Attorney General's Office has reviewed the status of pending lawsuits and reports that in its opinion such pending litigation will not be determined in the end so as to result, individually or in the aggregate, in a final judgment against the State which would materially adversely affect its financial position, except that in the cases described below the fiscal impact of an adverse decision might be significant but is not determinable at this time.

         The cases described in this section generally do not include any individual case where the fiscal impact of an adverse judgment is expected to be less than $15 million, but adverse judgments in a number of such cases could, in the aggregate and in certain circumstances, have a significant impact.

         CONNECTICUT CRIMINAL DEFENSE LAWYERS ASSOCIATION V. FORST is an action brought in 1989 in Federal District Court alleging a pervasive campaign by the State and various State Police officials of illegal electronic surveillance, wiretapping and bugging for a number of years at Connecticut State Police facilities. The plaintiffs seek compensatory damages, punitive damages, as well as other damages and costs and attorneys' fees, as well as temporary and permanent injunctive relief. In November 1991, the court issued an order which will allow the plaintiffs to represent a class of all persons who participated in wire or oral communications to, from, or within State Police facilities between January 1, 1974 and November 9, 1989 and whose communications were intercepted, recorded and/or used by the defendants in violation of the law. This class includes a sub-class of the Connecticut
State Police Union, current and former Connecticut State Police officers who are not defendants in this or any consolidated case, and other persons acting on behalf of the State Police who participated in oral or wire communications to, from or within State Police facilities between such dates.

         SHEFF V. O'NEILL is a Superior Court action brought in 1989 on behalf of black and Hispanic school children in the Hartford school district. The plaintiffs sought a declaratory judgment that the public schools in the greater Hartford metropolitan area are segregated de facto by race and ethnicity and are inherently unequal to their detriment. They also sought injunctive relief against state officials to provide them with an "integrated education." On April 12, 1995, the Superior Court entered judgment for the State.
On July 9, 1996, the State Supreme Court reversed the Superior Court judgment and remanded the case with direction to render a declaratory judgment in favor of the plaintiffs. The Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Supreme Court also directed the Superior Court to retain jurisdiction of this matter.

         THE CONNECTICUT TRAUMATIC BRAIN INJURY ASSOCIATION, INC. V. HOGAN is a Federal District Court civil rights action brought in 1990 on behalf of all persons with retardation or traumatic brain injury who have been, or may be, placed in Norwich,

Fairfield Hills or Connecticut Valley Hospitals. The plaintiffs claim that the treatment and training they need is unavailable in state hospitals for the mentally ill and that placement in those hospitals violates their constitutional rights. The plaintiffs seek relief which would require that the plaintiff classmembers be transferred to community residential settings with appropriate support services. This case has been settled as to all persons with mental retardation by their eventual discharge from Norwich and Fairfield Hills Hospital. The case is still proceeding as to those persons with traumatic brain injury.

         CONNECTICUT HOSPITAL ASSOCIATION V. ROWLAND is an action brought in 1996 in Superior Court challenging the statute which requires payment by a hospital to the State of the amount which exceeds the net revenue limit of a hospital authorized by the Office of Health Care Access for the fiscal year 1995 and relevant future years, subject to certain adjustments. The plaintiffs claim that the statute is unconstitutional and seek to enjoin its enforcement and the collection of the excess amounts by the State.

         Several suits have been filed since 1977 in the Federal District
Court and the Connecticut Superior Court on behalf of alleged INDIAN TRIBES in various parts of the State, claiming monetary recovery as well as ownership to land in issue. The land involved is located generally in rural and residential areas. However, a suit was brought in 1992 involving land within the City of Bridgeport. The same plaintiff group in that suit subsequently also sued concerning land in Trumbull and Southbury and has threatened to sue regarding additional land in other towns in the State.


                                   2. FLORIDA

                 SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN
                          FLORIDA MUNICIPAL SECURITIES

         The following is a summary of certain information contained in the Preliminary Official Statement Relating to $200,000,000 State of Florida Department of Transportation, Right-of-Way Acquisition and Bridge
Construction Bonds, Series 1997A, dated June 30, 1997. The summary does not purport to be a complete description and is current as of the date of the statement. The Funds are not responsible for the accuracy or timeliness of this information.

         Personal income in Florida has been growing the last several years and generally has outperformed both the nation as a whole and the Southeast in particular. From 1985 through 1995, Florida's per capita income rose an average of 5.0% per year, while the national per capita income increased an average of 4.9%. Real personal income is estimated to increase
4.2% in 1996-97 and 4.2% in 1997-98 while real personal income per capita in Florida is projected to grow at 2.3% in 1996-97 and 2.4% in 1997-98.

         Florida's population growth is one reason why its economy has typically performed better than the nation as a whole. Since 1987, the United States has had an average population increase of about 1.0% annually, while Florida's average annual rate of increase is around 2.2%. Florida has been and continues to be the fastest growing of the 11 largest states. While annual growth in the State's population is projected to slow somewhat, it is still expected to grow by close to 230,000 new residents per year throughout this decade.

         Throughout the 1980s, the unemployment rate in Florida had, generally, tracked below that of the nation. In the 1990s, the trend reversed, until 1995 and 1996, when the State's unemployment rate again tracked below the national average. Since 1987, the average rate of unemployment for Florida is 6.2%, while the national average is also 6.2%.

         Florida's dependency on the highly cyclical construction and construction-related manufacturing sectors has declined. This trend is expected to continue as Florida's economy continues to diversify. Florida, nevertheless, has a dynamic construction industry, with single and multi-family housing starts accounting for approximately 8.1% of total U.S. housing starts in 1996, while the State's population is 5.5% of the nation's population. Total housing starts were 118,400 in 1996. One driving force behind Florida's construction industry is of course its rapid growth in population.

         Financial operations in Florida are maintained through the use of four funds types -- the General Revenue Fund, Trust Funds, the Working Capital Fund, and the Budget Stabilization Fund. In fiscal year 1995-96, an estimated 66% of total direct revenues to these Funds were derived from State taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax, and beverage tax, which amounted to 69%, 7%, 4%, and 4%, respectively, of total General Revenue funds available. State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. In fiscal year 1995-96, appropriations from the General Revenue Fund for education, health and welfare, and public safety amounted to approximately 51%, 31%, and 14%, respectively, of the total General Revenue funds available.

         For fiscal year 1996-97, the estimated General Revenue plus Working Capital and Budget Stabilization funds available to Florida are $16,617.4 million, a 6.7% increase over 1995-96. With combined
General Revenue Fund, Working Capital Fund, and Budget Stabilization Fund appropriations at $15,537.2 million, unencumbered reserves at the end of 1996-97 are estimated at $1,080.0 million. For fiscal year
1997-98, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $17,553.9 million, a 5.6% increase over fiscal year 1996-97.

         The sales and use tax is the greatest single source of tax receipts in Florida. For the fiscal year ended June 30, 1996, receipts from this source were $11,461.0 million, an increase of 7.4% from fiscal year
1994-95. The second largest source of tax receipts is the motor fuel tax.
The estimated collections from this source during the fiscal year ended June 30, 1996 were $1,923.0 million. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund. Alcoholic beverage tax revenues totaled
$441.5 million for the fiscal year ending June 30, 1996. The receipts of the corporate income tax for the fiscal year ended June 30, 1996 were $1,162.7 million, an increase of 9.3% from fiscal year 1994-1995.
Gross receipt tax collections for fiscal year 1995-96 totaled $543.3 million, an increase of 6.9% over the previous fiscal year. Documentary stamp tax collections totaled $775.2 million during fiscal year
1995-96, increasing 11.5% from the previous fiscal year. The intangible personal property tax is a tax on stocks, bonds, notes, governmental leaseholds, certain limited partnership interests, and other intangible personal property. Total collections from intangible personal property taxes were $895.9 million during fiscal year1995-96, a 9.5% increase from the previous fiscal year. Severance taxes totaled $77.2 million during fiscal year
1995-96, up 26.1% from the previous fiscal year. In November, 1986, Florida voters approved a constitutional amendment to allow Florida to operate a lottery. Fiscal year 1995-96 produced gross revenues of $2.07 billion of which education received approximately $788.1 million.

         Pursuant to a constitutional amendment which was ratified by the voters of Florida on November 8, 1994, the rate of growth in State revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless two-thirds of the members of both houses of the Florida Legislature vote to raise the limit. The revenue limit is determined by multiplying the average annual growth rate in Florida personal income over the previous five years by the maximum amount of revenue permitted under the cap for the previous year. For the first year, which was fiscal year 1995-96, the limit was based on actual revenues from fiscal year 1994-95. State revenues are defined as taxes, licenses, fees, and charges for services imposed by the Florida Legislature on individuals, businesses or agencies outside of State government. The definition of State revenues also includes the revenue from the sale of lottery tickets. Included among the categories of State revenues which are exempt from the revenue limitation, however, are funds used for debt service on State bonds and other payments related to debt.


         The Florida State Constitution does not permit a state or local personal income tax. An amendment to the Florida State Constitution by the electors of Florida is required to impose a personal income tax in Florida.

         As of January 1, 1994, property valuations for homestead property are subject to a growth cap. Growth in the assessed value of property qualifying for the homestead exemption will be limited to 3% or the change in the Consumer Price Index, whichever is less. If the property changes ownership or homestead status, it is to be re-valued at full value on the next tax roll.


                                3. MASSACHUSETTS

                  SPECIAL CONSIDERATIONS REGARDING INVESTMENTS
                      IN MASSACHUSETTS MUNICIPAL SECURITIES

         The following is a summary of certain information contained in the Information Statement of the Commonwealth of Massachusetts dated February
13, 1997 and the Commonwealth's Information Statement Supplement dated June
24, 1997. The summary does not purport to be a complete description and is current as of the date of the corresponding information statement. The Funds are not responsible for the accuracy or timeliness of this information.

         Massachusetts Municipal Securities may fluctuate in value in response to a variety of factors, including the economic strength of Massachusetts.

FISCAL YEARS 1992 THROUGH 1997

         1992 FISCAL YEAR. Budgeted revenues and other sources for fiscal 1992 were $13.728 billion, including tax revenues of $9.484 billion. Budgeted revenues and other sources increased by approximately 0.7% from fiscal 1991 to fiscal 1992, while tax revenues increased by 5.4% for the same period.

         Budgeted expenditures were approximately $13.416 billion in fiscal 1992. Final fiscal 1992 budgeted expenditures were approximately $300 million higher than the initial July, 1991 estimates of budgeted expenditures.

         Overall, the budgeted operating funds ended fiscal 1992 with an excess of revenues and other sources over expenditures and other uses of $312.3 million and with positive fund balances of $549.4 million. Total fiscal 1992 spending authority continued into fiscal 1993 amounted to $231.0 million.

         1993 FISCAL YEAR. The budgeted operating funds of the Commonwealth ended fiscal 1993 with a surplus of revenues and other sources over expenditures and other uses of $13.1 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $562.5 million. Budgeted revenues and other sources for fiscal 1993 totaled approximately $14.710 billion, including tax revenues of $9.930 billion. Total revenues and other sources increased by approximately 6.9% from fiscal 1992 to fiscal 1993, while tax revenues increased by 4.7% for the same period.

         Commonwealth budgeted expenditures and other uses in fiscal 1993 totaled approximately $14.696 billion, which is $1.280 billion or approximately 9.6% higher than fiscal 1992 expenditures and other uses.

         1994 FISCAL YEAR. The budgeted operating funds of the Commonwealth ended fiscal 1994 with a surplus of revenues and other sources over expenditures and other uses of $26.8 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $589.3 million. Budgeted revenues and other sources for fiscal 1994 totaled approximately $l5.550 billion, including tax revenues of $10.607 billion, $87 million below the Department of Revenue's fiscal 1994 tax revenue estimate of $10.694 billion. Total revenues and other sources increased by approximately 5.7% from fiscal 1993 to fiscal 1994 while tax revenues increased by 6.8% for the same period.

         Commonwealth budgeted expenditures and other uses in fiscal 1994 totaled $15.523 billion, which was $826.5 million or approximately 5.6% higher than fiscal 1993 budgeted expenditures and other uses.

         In June, 1993, the Legislature adopted and the Governor signed into law comprehensive education reform legislation, requiring substantial annual increases in state appropriations for education purposes over fiscal 1993 base expenditures of approximately $1.288 billion.

         1995 FISCAL YEAR. Fiscal 1995 tax revenue collections totaled $11.163 billion, approximately $12 million above the Department of Revenue's revised fiscal year 1995 tax revenue estimate of $11.151 billion, and approximately $556 million or 5.2% above fiscal 1994 tax revenues of $10.607 billion. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1995 totaled $16.387 billion, approximately $837 million, or 5.4%, above fiscal 1994 budgeted revenues of $15.550 billion. Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.251 billion, approximately $728 million or 4.7% above fiscal 1994 budgeted expenditures and uses of $15.523 billion. The Commonwealth ended fiscal 1995 with an operating gain of $137 million and an ending fund balance of $726 million.

         The final fiscal 1995 supplemental budget modified, with respect to the fiscal 1995 year-end surplus, the provisions of state law governing deposits to the Stabilization Fund. As calculated by the Comptroller, the amount of surplus funds (the sum of the undesignated fund balances at year-end in the three principle operating funds) for fiscal 1995 was approximately $94.9 million, of which $55.9 million was available to be carried forward as a beginning balance for fiscal year 1996. Of the balance, approximately $27.9 million was deposited in the Stabilization Fund, and approximately $11.1 million was deposited in the Cost Relief Fund.

         1996 FISCAL YEAR. Budgeted operating funds of the Commonwealth ended fiscal 1996 with a surplus of revenues and other sources over expenditures and other uses of $446.4 million, resulting in aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $1.172 billion. Budgeted revenues and other sources for fiscal 1996 totaled approximately $17.328 billion, including tax revenues of approximately $12.049 billion. Budgeted revenues and other sources increased by approximately 5.7% from fiscal 1995 to fiscal 1996, while tax revenues increased by approximately 7.9% for the same period. Budgeted expenditures and other uses in fiscal 1996 totaled approximately $16.881 billion, an increase of approximately $630.6 million, or 3.9%, over fiscal 1995.

         Legislation approved by the Governor on July 30, 1996 appropriated $150 million from the Tax Reduction Fund for personal income tax reductions in fiscal 1997, to be implemented by a temporary increase in the amount of the personal exemption allowable for the 1996 taxable year. On January 23, 1997, the Governor filed legislation to appropriate the remaining balance of approximately $85 million (including interest earnings) in the Tax Reduction Fund for an additional temporary personal exemption increase during the 1997 taxable year.

         The final fiscal 1996 appropriation bills approved by the Governor on July 30, 1996 and August 10, 1996 contained approximately $246.9 million in fiscal 1996 appropriations, approximately $38.2 million in fiscal 1997 appropriations and approximately $221.7 million in fiscal 1996 appropriations continued for use in fiscal 1997. Amounts carried forward from fiscal 1995 and deposited in the Cost Relief Fund were appropriated in these bills for further subsidies to local units of government for costs of water pollution abatement projects.

         1997 FISCAL YEAR. The fiscal 1997 budget is based on numerous spending and revenue estimates, the achievement of which cannot be assured. The Legislature enacted the fiscal 1997 budget on June 20, 1996, and the Governor approved it on June 30, 1996. The budget provides for approximately $17.452 billion in fiscal 1997 expenditures. The Executive Office for Administration and Finance estimates total spending in fiscal 1997 to be approximately $17.704 billion, including $263.2 million in continuing appropriations and reserved balances from fiscal 1996. The Executive Office for Administration and finance estimates fiscal 1997 total budgeted revenues to be approximately $17.394 billion, including approximately $12.307 billion in tax revenues. The tax revenue estimate amounts to an increase of approximately $257 million, or 2.1%, over fiscal 1996 tax collections. The current fiscal year 1997 tax revenue estimate of $12.307 billion was released by the Executive Office for Administration and Finance with the filing of the Governor's fiscal 1998 budget proposal. This revised estimate was $184 million higher than the previous estimate of $12.123 billion released in October 1996. The higher projection is the result of stronger than anticipated collections through December, 1996 and the assumption that $85 million in tax cuts initially proposed by the Governor for fiscal 1997 will now occur in fiscal 1998.

         Results through May, 1997 indicate that fiscal 1997 year-to-date tax collections have totaled approximately $11.420 billion, an increase of approximately $791 million, or 7.4%, over the same period in fiscal 1996. On May 20, 1997 the Secretary of Administration and Finance revised the fiscal 1997 tax revenue estimate included in the Governor's budget recommendations filed in January upward by $200 million, bringing the estimated total for the year to $12.507 billion. The results through May place fiscal 1997 tax collections approximately $427 million above the midpoint of the Department of Revenue's benchmark range and approximately $397 million above the top of that range. Total fiscal 1997 revenues are projected to total approximately $17.386 billion. Supplemental fiscal 1997 appropriations to date total approximately $135.8 million. Projected total fiscal 1997 expenditures are approximately $17.702 billion, including approximately $110 million reserved for contingencies.

         CASH FLOWS. On June 11, 1997, the State Treasurer and the Secretary of Administration and Finance released revised cash flow projections for fiscal 1997 and fiscal 1998.

         Fiscal 1997 is projected to end with a cash balance of $162.6 million. The report states that this projection is based on conservative assumptions and that, given recent economic performance, actual results may be better. The projected year-end balance does not include any fiscal 1997 activity that may occur after June 30, 1997, nor does it include $95.4 million to be transferred to the Stabilization Fund on account of fiscal 1996. The report notes that Commonwealth transit notes are not being issued in June, 1997, as previously projected and that the $240 million of transit notes due in June, 1997 are being paid with cash. The projection assumes that $240 million of Commonwealth transit notes will be issued in August, 1997. The projection also assumes that the Commonwealth will issue $400 million on bond anticipation notes during fiscal 1998 in anticipation of payments to be received from the Massachusetts Turnpike Authority and the Massachusetts Port authority in connection with the Central Artery/Ted Williams Tunnel project, as contemplated by the Metropolitan Highway system legislation approved by the Governor on March 20, 1997 and the transportation bond legislation approved by the Governor on May 16, 1997. In addition, the projection contemplates the issuance of $175 million of grant anticipation notes during fiscal 1998, in anticipation of future federal funding for the project. The fiscal 1998 ending cash balance is estimated to be $349.0 million. The cash flow statement for fiscal 1998 projects no need to borrow for operating needs under the Commonwealth's commercial paper program and notes that no short-term borrowings have been required during fiscal 1997.

         The ending balances projected in the cash flow forecasts for fiscal 1997 and fiscal 1998 are likely to differ from the estimated ending balances for the Commonwealth's operating budget for those years because of timing differences and the effect of non-budget items.

THE GOVERNMENT

         On March 11, 1997, the Legislature's Committee on Counties approved legislation that would abolish Middlesex County government immediately upon final approval of the legislation and transfer its functions to the Commonwealth. The county's debts and liabilities which are in force on July 1, 1997 would be assumed by the Commonwealth and amortized over a period of up to 25 years from assessments on the cities and towns within the county. The legislation would also bar the sale of public property to satisfy judgments against the county. On June 11, 1997, the legislation was approved by the House Committee on Ways and Means, with an effective date of June 30, 1997. As approved by the Ways and Means Committee, assessments on cities and towns would be capped at the level of the county tax paid by such city or town in fiscal 1997. The Ways and Means Committee bill contains an appropriation of approximately $24.6 million (from unexpended balances of maintenance appropriations that would otherwise revert on June 30, 1997) to provide for payments to vendors of Middlesex County Hospital and for debt service on bonds and notes issued by Middlesex County that are overdue or about to be due. The bill would also establish a task force on the valuation of county assets and liabilities that would be charged with compiling an inventory and providing for the valuation of all property of all counties in the Commonwealth for the purposes of considering the abolition of county government and the transfer of its functions, assets and liabilities to the Commonwealth. The seven-member task force, which would consist of four members of the Legislature, the Secretary of Administration and Finance, the Inspector General and the State Auditor, would be required to file a report by January 1, 1998.

         On May 21, 1997, the Senate approved legislation as part of its fiscal 1998 budget that would abolish the system of county government in all counties in the Commonwealth as of July 1, 1998. Until that date, the Secretary of Administration and Finance would be empowered to declare a fiscal emergency in any county that exhibits fiscal distress, as described in the legislation, and the Governor would be empowered to appoint a receiver for any such county. All valid liabilities and debts of the counties in force on June 30, 1998 would become obligations of the Commonwealth, as would all valid leases and contracts of the counties in force on June 30, 1997. According to the Senate Committee on Ways and Means, the counties have an accumulated debt of approximately $45 million and unfunded pension liabilities of $287.9 million.

COMMONWEALTH REVENUES

         In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds. In fiscal 1996, approximately 70.3% of the Commonwealth's annual budgeted revenues were derived from state taxes. In addition, the federal government provided approximately 16.9% of such revenues, with the remaining 12.8% provided from departmental revenues and transfers from non-budgeted funds.

         The major components of State taxes are the income tax, which accounted for approximately 55.7% of total tax revenues in fiscal 1996, the sales and use tax, which accounted for approximately 21.7%, and the business corporations tax, which accounted for approximately 7.3%. Other tax and excise sources accounted for the remaining 15.3% of total fiscal
1996 tax revenues.

         INCOME TAX. The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.95% is applied to income from employment, professions, trades, businesses, rents, royalties, taxable pensions and annuities and interest from Massachusetts banks; a rate of 12% is applied to other interest (although interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt) and dividends; and, as of January 1, 1996, a rate ranging from 12% on capital gains from the sale of assets held for one year and less to 0% on capital gains from the sale of certain assets held more than six years.

         Under Chapter 151 of the Acts of 1990 up to 15% of state income tax receipts are pledged to the payment of debt service on approximately $383.0 million of outstanding Fiscal Recovery Bonds issued pursuant to Chapter 151.

         Partially as a result of income tax rate increases, state income tax revenues increased by 5.8% from fiscal 1991 to fiscal 1992. Compared to the prior fiscal year, state income tax revenues increased by 0.7% in fiscal 1993, 5.9% in fiscal 1994, 5.0% in fiscal 1995 and 7.9% in fiscal 1996 and are projected to decrease by 0.3% in fiscal 1997.

         SALES AND USE TAX. The Commonwealth imposes a 5% sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and most residential use of telecommunications services.

         BUSINESS CORPORATIONS TAX. Business corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Massachusetts tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to Massachusetts, which is based on gross income for federal taxes, is taxed at 9.5%. The minimum tax is $456. Both rates and the minimum tax include a 14% surtax. Compared to the prior fiscal year, business corporation tax revenues increased by 5.1% in fiscal 1992, 14.5% in fiscal 1993, 6.1% in fiscal 1994 and 16.4% in fiscal 1995. Fiscal 1996 tax revenues from business corporations were 3.8% lower than fiscal 1995, due primarily to an estimated $49 million reduction in the business corporations tax resulting from theapplication of the "single sales factor" apportionment formula for the business corporations tax. The new formula, when fully implemented, will calculate a firm's taxable income as its net income times the percentage of its total sales that are in Massachusetts, as opposed to the current formula that takes other factors, such as payroll and property, into account.

         BANK TAX. Commercial and savings banks are subject to an excise tax of 12.54%. On July 27, 1995, the Governor approved legislation that will reduce the rate over several years to 10.5%, the same effective rate charged to other corporations. The Department of Revenue estimates that the tax cut, when fully implemented in fiscal year 1999, will result in an annual $32.3 million revenue loss, including the effect of provisions in the proposed legislation that would apply the tax to out-of-state banks and other financial institutions that are not currently taxed and that would lead to an estimated $18 million annual gain.

         For fiscal 1992, the excise tax on commercial and savings banks yielded $60.2 million, representing an increase of approximately 25.2% over fiscal 1991. Due to the settlement by the Department of Revenue of a case pending before the Appellate Tax Board, the Commonwealth paid a taxpayer commercial bank $37.0 million, thus reducing revenues from the commercial and savings bank excise tax in fiscal 1992 from $97.1 million to $60.2 million. For fiscal 1993, tax revenues from banks increased to $152.9 million, or approximately 154.5% above fiscal 1992. Fiscal 1994 tax revenues from banks were approximately $199.9 million, or approximately 30.7% above fiscal 1993. Fiscal 1995 tax revenues from banks were $206 million, or approximately 3.0% above fiscal 1994. Fiscal 1996 tax revenues from banks were approximately $218.6 million, or approximately
6.2% higher than fiscal 1995. Fiscal 1997 bank tax revenues are projected to total approximately $215 million, or approximately 1.7%, below fiscal 1996.

         OTHER TAXES. Other tax revenues of the Commonwealth totaled approximately $1.637 billion in fiscal 1996, an increase of approximately
2.9% from fiscal 1995. Other tax revenues are derived by the Commonwealth from motor fuels excise taxes, cigarette and alcoholic beverage excise taxes, estate and deed excises and other tax sources. Fiscal 1997 revenues from other tax revenues are projected to total approximately $1.713 billion, an increase of approximately 4.6% from fiscal 1996. Most of this increase is due to the imposition of an additional 25 cent tax on tobacco products, which is expected to result in approximately $74 million in additional tax receipts in fiscal 1997.

         ESTATE TAX REVISIONS. The fiscal 1993 budget included legislation which gradually phases down the current Massachusetts estate tax until it becomes a "sponge tax" in 1997. The "sponge tax" is based on the maximum amount of the credit for the State taxes allowed for federal estate tax purposes.

FEDERAL AND OTHER NON-TAX REVENUES

         Federal revenue is collected through reimbursements for the federal share of entitlement programs such as Medicaid and beginning in Federal Fiscal year 1997, through block grants for programs such as Transitional Assistance to Needy Families ("TANF"), formerly Aid to Families with Dependent Children ("AFDC"). The amount of federal revenue to be received is determined by state expenditures for these programs. Federal reimbursements in fiscal 1992 decreased by $383 million from $2.777 billion in fiscal 1991 to $2.394 billion, reflecting a decrease of $349 million in uncompensated care payments. In fiscal 1993, federal reimbursements increased to $2.674 billion as a result of increased spending for certain entitlement programs. Federal reimbursement for fiscal 1994 increased to $2.901 billion and increased further to $2.970 billion in fiscal 1995. Federal reimbursements for fiscal 1996 increased to $3.039 billion but are expected to decline to $2.903 billion in Fiscal 1997 due to one-time federal reimbursements for Fiscal 1996 spending.

         Departmental and other non-tax revenues are derived from licenses, registrations and fees generated through cash transactions and reimbursement and assessments for services. Annual revenues from these sources increased
11.8% from $1.187 billion in fiscal 1992 to $1.327 billion in fiscal 1993, decreased 10.5% to $1.188 billion in fiscal 1994, increased 7.2% to $1.273 billion in fiscal

1995 and decreased 5.4% to $1.208 billion in fiscal 1996. Departmental and other non-tax revenues are projected to increase 3.8% to $1.254 billion in fiscal 1997.

         Interfund transfers and other sources from non-budgeted funds totaled approximately $1.032 billion in fiscal 1996, an increase of 5.2% compared to fiscal 1995. For the budgeted operating funds, interfund transfers include transfers of profits from the State Lottery and Arts Lottery Funds and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for $558.0 million, $600.2 million, $667.3 million, $709.5 million and $727.5 million in fiscal 1992 through 1996, respectively and which are expected to account for $752.7 million in fiscal 1997.

         In fiscal 1991, special laws authorized transfers among the General, Highway and Local Aid Funds to eliminate certain deficit fund balances. Legislation included within the fiscal 1993 budget prohibits, beginning with fiscal 1992, the transfer of operating funds from the Highway Fund to the General Fund.

         On September 29, 1995, the Governor signed a tribal-state compact between the Wampanoag Tribe of Gay Head and the Commonwealth which establishes the relationship between the tribe and the Commonwealth with respect to the operation of a casino in the city of New Bedford. The compact is subject to approval by the Legislature and by the United States Secretary of the Interior. The Governor also filed companion legislation that would authorize the licensing of up to 700 slot machines at each of the four race tracks now licensed in the state, as well as a casino in Hampden County. On November 9, 1995, the United States Secretary of the Interior announced that he would not approve the tribal-state compact between the Wampanoag Tribe of Gay Head and the Commonwealth until after the Legislature had approved it. The Legislature did not act on the compact prior to concluding its formal sessions on July 31, 1996. On January 17, 1997, the Governor re-filed the compact with the Legislature.

LIMITATIONS ON TAX REVENUES

         In Massachusetts efforts to limit and reduce levels of taxation have been under way for several years. Limits were established on state tax revenues by legislation enacted on October 25, 1986 and by an initiative petition approved by the voters on November 4, 1986. The two measures are inconsistent in several respects.

         Chapter 62F, which was added to the General Laws by initiative petition in November, 1986, establishes a State tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in State tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. Unlike Chapter 29B, as described below, the initiative petition did not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that "although not specifically required by anything contained in this chapter, it is assumed that from allowable State tax revenues as defined herein the

Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pensions systems, and payment of principal and interest on debt and other obligations of the Commonwealth."

         The legislation enacted in October, 1986, which added Chapter 29B to the General Laws, also established an allowable state revenue growth factor by reference to total wages and salaries in the Commonwealth. However, rather than utilizing a three-year average wage and salary growth rate, as used by Chapter 62F, Chapter 29B utilizes an allowable state revenue growth factor equal to one-third of the positive percentage gain in Massachusetts wages and salaries, as reported by the federal government, during the three calendar years immediately preceding the end of a given fiscal year. Additionally, unlike Chapter 62F, Chapter 29B allows for an increase in maximum state tax revenues to fund an increase in local aid and excludes from its definition of state tax revenues (i) income derived from local option taxes and excises, and (ii) revenues needed to fund debt service costs.

         Tax revenues in fiscal 1992 through fiscal 1996 were lower than the limit set by either Chapter 62F or Chapter 29B. The Executive Office for Administration and Finance currently estimates that State tax revenues in fiscal 1997 will not reach the limit imposed by either of these statutes.



                                 4. RHODE ISLAND

                 SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN
                        RHODE ISLAND MUNICIPAL SECURITIES

         The following is a summary of certain information contained in the Information Statement of the State of Rhode Island and Providence Plantations dated June 5, 1997. The summary does not purport to be a complete description and is current as of the date of the information statement. The Funds are not responsible for the accuracy or timeliness of this information.

         Rhode Island Municipal Securities may fluctuate in value in response to a variety of factors, including the economic strength of State and local governments and the availability of federal funding.

                             OVERVIEW OF THE ECONOMY

POPULATION CHARACTERISTICS

         Rhode Island experienced modest population increases between 1980 and 1990. The 1990 United States census count for Rhode Island was 1,005,000, or 5.9 percent more than the 949,000 counted in 1980. While the Rhode Island population did not change significantly between 1989 and 1993, it decreased by
1.0 percent between 1993 and 1996. Bureau of the Census estimates from 1996 show the Rhode Island population to be 990,000. In contrast, the total United States population increased by approximately 9.7 percent between 1980 and 1990,
3.4 percent between 1990 and 1993, and 2.9 percent between 1993 and 1996.

PERSONAL INCOME, CONSUMER PRICES  AND POVERTY

         Per capita personal income levels in Rhode Island have been consistent with those in the United States since 1970. In addition, Rhode Island has maintained a poverty rate well below the national average. In 1995, 10.6 percent of the Rhode Island population was below the poverty line, while
13.8 percent of the population of the United States fell below the poverty line.

EMPLOYMENT

         Total employment levels in Rhode Island grew at a rate of 1.0 percent in 1994, 1.5 percent in 1995, and 0.3 percent in 1996. The only employment sector that declined in 1996 was Manufacturing, which has experienced declining employment levels since 1985. The sector employing the greatest number of people in Rhode Island continues to be the service sector, which contributed approximately one-third of total non-agricultural employment in 1994.

ECONOMIC BASE AND PERFORMANCE

         Rhode Island has a diversified economic base which includes traditional manufacturing, high technology, and service industries. A substantial portion of products produced by these sectors is exported. Like most other historically industrial states, Rhode Island has seen a shift in employment from labor-intensive manufacturing industries to technology and service-based industries.

HUMAN RESOURCES

         Skilled human capital is the foundation of economic strength in Rhode Island. It provides the basis for a technologically dynamic and industrially diverse regional economy. The Rhode Island population is well-educated with 27.6 percent of its residents over the age of 25 having received at least an Associate's degree. In addition, per pupil spending on public elementary and secondary education in Rhode Island has been significantly higher than the national average since 1980. For the 1994-95 academic year Rhode Island spent 25% more per pupil than the national average.

                                ECONOMIC FORECAST

         The Revenue Estimating Conference incorporates a range of economic forecasts and economic information in making revenue estimates. During its May, 1997 meeting, forecasts were presented by Data Resources, Inc. (DRI), the New England Economic Project (NEEP), and Regional Financial Associates.
Current employment and labor force trends were also presented by the Department of Labor and Training.

         While growth will be slower than the past year, there is little recession risk for FY 1997 and FY 1998, with the risk growing toward the end of 1998 to approximately 30 percent based on the DRI/McGraw-Hill forecast.

         EMPLOYMENT. The economists generally agreed that employment would grow
1.1 percent for FY 1997, an increase over the FY 1996 growth of 0.6 percent. Benchmark revisions for FY 1996 employment data had resulted in a reduction in non-farm employment growth from 1.3 percent to 0.6 percent. The revised FY 1997 forecast reflects significant increases from the December projections of 0.3 percent growth for FY 1997.

         There is lack of agreement over the forecast employment growth for FY 1998, however. Both New England Economic Project and Regional Financial Associates estimate growth of approximately 0.6 percent, while DRI is more optimistic with 1.4 percent job growth. This is a difference between the forecasts of approximately 3,600 new jobs.

         PERSONAL INCOME. Personal income growth for FY 1997 is forecast to be approximately 4.7 percent which is less than the 5.7 percent experience in FY 1996. FY 1998 growth varies by forecaster between 4.0 and 4.9 percent. The difference in the estimates of the three economists is based on the emphasis of contributing factors. The 4.9 percent estimate for personal income growth is based on the assumptions that wage rates (even for unskilled workers) will continue to grow and remain at the elevated levels and that employment losses in the manufacturing sector will begin to slow through FY 1998. On the other hand, the 4.0 percent forecast is based on the assumption that the manufacturing employment losses will continue at a fairly constant rate through FY 1998.

         WAGE AND SALARY INCOME. One of the factors contributing to the differences in personal income growth is differences in estimated wage and salary income growth. The projection provided by the three economists range from
3.1 percent to 4.9 percent for FY 1997 and from 2.5 percent to 5.6 percent in FY 1998. Again, the differences are attributable to the level of anticipated employment losses in the manufacturing sector and to the anticipated strength of wage growth throughout the forecast period.

                     GENERAL FUND REVENUES AND EXPENDITURES

         The State draws nearly all of its revenue from a series of non-property related taxes and excises, principally the personal income tax and general retail sales and use tax, from federal assistance payments and grants-in-aid, and from earnings and receipts from certain State-operated programs and facilities. The State additionally derives revenue from a variety of special purpose fees and charges which must be used for specific purposes as required by State law.

MAJOR SOURCES OF STATE REVENUE

          TAX REVENUES. Approximately 66.3 percent of all taxes and departmental receipts in FY 1996 were derived from the Rhode Island personal income tax and the sales and use tax. They constituted 59.0 percent of all general revenues.

         PERSONAL INCOME TAX. State law provides for a personal income tax on residents and non-residents (including estates and trusts) equal to a percentage of the federal income tax liability attributable to the taxpayer's Rhode Island income. Effective with the passage of Chapter 6 of the 1991 Rhode Island Public Laws, the State rate became 27.5 percent of the taxpayer's federal income tax liability for the period January 1, 1991 and thereafter. However, Article 30 of the 1993 Appropriations Act provided for a second tier rate of 32.0 percent on the amount of a taxpayer's federal tax liability which is in excess of fifteen thousand dollars. This provision remained in effect through tax year 1993, although the Tax Administrator, using his authority to adjust rates (as described below), modified the second tier rates in October 1993. This was done to offset the effects of changes in federal tax law contained in the Omnibus Budget Reconciliation Act of 1993 (H.R. 2264).

         The Rhode Island personal income tax accounted for approximately
32.6 percent of the State's FY 1996 general revenues.

         BUSINESS CORPORATION TAX. The business tax is imposed on corporations deriving income from sources within the State or engaging in activities for the purpose of profit or gain. Article 20 of the 1990 Budget as amended set a rate of 9.0 percent effective July 1, 1989. Passage of the FY 1991 Reissuance of Appropriations Act provided for a surtax of 11.0 percent on the amount otherwise due for corporations whose taxable year ends on or after March 31, 1991 and before January 1, 1993.

         The Corporation tax was amended in 1993 to change the carry-back, carry-forward provisions from 3 years back, 15 years forward to five years forward. Two reductions to the business corporation tax were enacted as part of the FY 1994 Budget; the first repealed the 11.0 percent surtax for corporations whose taxable years begin on or after January 1, 1994 (an extension to January 1, 1997 was enacted in 1993), and the second doubled the investment tax credit from two to four percent for investments made beginning January 1, 1994.

         Corporations dealing in securities on their own behalf, whose gross receipts from such activities amount to at least 90.0 percent of their total gross receipts, have been exempt from the net worth computation but are required to pay the 9.0 percent income tax. Regulated investment companies and real estate investment trusts and personal holding companies pay a tax at the rate of 10(cent) per $100 of gross income or $100, whichever is greater.

         SALES AND USE TAX. The State assesses a tax on all retail sales, subject to certain exceptions, and on hotel and other public accommodation rentals, as well as upon the storage, use or other consumption of tangible personal property in the State. The sales and use tax is imposed upon the retailer at the rate of 7.0 percent of the gross receipts from taxable sales. Included as major exemptions from the tax are: (a) food (excluding food sold by restaurants, drive-ins or other eating places) for human consumption off the premises of the retailer; (b) clothing; (c) medicines sold on prescription; (d) fuel used in the heating of homes and residential premises; (e) domestic water usage; (f) gasoline and other motor fuels otherwise specifically taxed; (g) sales of tangible property and public utility services when the property or service becomes a component part of a manufactured product for resale, or when the property or service is consumed directly in the process of manufacturing or processing products for resale and such consumption occurs within one year from the date such property is first used in such production; (h) tools, dies and molds and machinery and equipment (including replacement parts thereof) used directly and exclusively in an industrial plant in the actual manufacture, conversion or processing of tangible personal property to be sold; (i) sales of air and water pollution control equipment for installation pursuant to an order by the State Director of Environmental Management; and (j) sales of boats or vessels to nonresidents for use outside the State.

         OTHER TAXES. In addition to the above described taxes, the State imposes various fees, taxes and excises for the registration of domestic and foreign corporations, the sale of liquor and other alcoholic beverages, the registration of motor vehicles and the operation of pari-mutuel betting.

         DEPARTMENTAL REVENUES. The largest category of departmental earnings is the group defined as licenses and fees, due largely to the assessment of the hospital licensing fee. There was a one year hospital licensing fee, which yielded $77.3 million in FY 1995. The FY 1996 Appropriations Act extended the fee one year but at a lower rate generating $37.5 million. The FY 1997 Appropriations Act extended the fee for an additional year at the same rate of
2.2 percent. The FY 1998 budget would extend the fee for an additional one year. The second largest category of revenue is sales and services, which includes disproportionate share revenues. Other departmental revenues include various miscellaneous receipts such as investment earnings on General Fund balances.

         RESTRICTED RECEIPTS. In FY 1996, the State received a total of
$92.8 million in restricted receipts excluding transfers into the General
Fund, based upon audited statements. These reflect various specialized fees and charges, interest on certain funds and accounts maintained by the State and private contributions and grants to certain State programs. Such receipts are restricted under State law to offset State expenditures for the program under which such receipts are derived.

         OTHER SOURCES. The largest component of Other Sources is the transfer from the State Lottery. The State Lottery Fund was created in 1974 for the receipt and disbursement of revenues of the State Lottery Commission from sales of lottery tickets and license fees.

         For FY 1996, Lottery transfers totaled $90.4 million based on audited statements.

         The second largest single component of Other Sources is the gas tax transfer from the Intermodal Surface Transportation Fund. Gasoline tax receipts not dedicated for use by transportation agencies became available to the general fund. This amounted to $38.3 million in fiscal 1996.

         Other Miscellaneous Sources in FY 1996 totaled $59.9 million based upon audited statements. It included $14.6 million in prior year Medical Assistance recoveries, $14.5 million in DEPCO excess payments, $3.8 million in settlements for employee medical costs and numerous other recoveries and adjustments.

         FEDERAL RECEIPTS. In FY 1996, the State collected receipts of $863.5 million from the federal government, representing grants-in-aid and reimbursements to the State for expenditures for various health, welfare and educational programs and distribution of various restricted or categorical grants-in-aid.

         Federal grants-in-aid reimbursements are normally conditioned to some degree, depending on the particular program being funded, on matching resources by the State ranging from a 50 percent matching expenditure to in-kind contributions. The largest categories of federal grants and reimbursements are made for medical assistance payments for the indigent (Title XIX) and Aid to Families with Dependent Children (AFDC). The federal participatory rate for these two programs are recalculated annually, and the major determinant in the rate calculation is the relative wealth of the State. The federal match rate is 53.9 percent as of October 1, 1996.

                                REVENUE ESTIMATES

         FISCAL YEAR 1997. The fiscal year 1997 estimate is revised upward by $66.1 million over the enacted level and $33.5 million over the revised estimate made at the December Revenue Estimating Conference. This is a revision of 3.8 percent to the enacted estimate and 1.9 percent over December. The estimate includes adjustments resulting from passage of the fiscal year 1997 Supplemental Appropriations Act, 97-H-5248, Substitute A.

         The largest revision was $27.9 million in personal income taxes over the December estimate. This was an increase of $42.2 million to the enacted estimate. The revisions to the December estimate were: $10.6 million increased for estimated filings, $8.4 million increase in final payments, $0.2 million decrease in estimated refunds, and an $8.7 million increase in estimated withholding payments. The Conference adopted estimated payments of $129.0 million, growth of 12.9 percent over fiscal year 1996, reflecting market activity. The 13.3 percent increase in finals payments appears to also reflect that activity. Refunds are estimated to be 4.3 percent above FY 1996. Withholding growth is estimated at 4.9 percent.

         Total general business taxes estimates were within $0.5 million of the December estimate with gains in Corporate Income Tax ($10.8) and Public Utilities Gross Earnings Taxes ($3.3 million) being offset by lower estimates for financial institutions ($10.9 million), insurance companies ($2.0 million), and bank deposit taxes ($1.1 million).

         Estimated sales tax revenues of $488.5 million reflects 6.4 percent growth over fiscal year 1996 receipts. The estimate is $4.1 million over the December estimate. There was little change to the December estimates for the other sales and use type taxes.

         Other adjustments include: an increase of $1.8 million in inheritance taxes; a downward revision of $3.0 million for department earnings; and a $3.3 million increase to lottery revenues. The lottery estimate change includes a $6.9 million increase to the video lottery terminal estimate and a $1.0 million increase to the KENO estimate offset by a decrease of $4.6 million to the December estimate for the regular games, including Powerball.

         The estimate also contains adjustments to the December estimates that are either included in the Governor's Budget that do not require legislation, a reclassification in reappropriations of $12.2 million to surplus, plus changes to current law contained in 97-H-5742, Substitute A.

         FISCAL YEAR 1998. The FY 1998 estimate was revised upward by $34.3 million over the December Conference estimates primarily as a result of larger FY 1997 estimates. The discussion that follows details the revisions made based on current law.

         Personal income tax revenues are estimated to grow 3.0 percent to $642.5 million for FY 1998. This is an increase of $25.5 million from the December estimate. The overall estimate for personal income tax reflects: 2.3 percent growth on estimated returns; 2.8 percent growth on final payments; an increase of 2.9 percent to refunds; and, 3.2 percent growth for withholding receipts. The estimate reflects a forecast end to the marked stock market growth fueling FY 1997 returns, and slower growth in withholdings.

         Total business taxes are estimated at $193.4 million, which is a decrease of $4.1 million from the December estimate. The estimate is $25.0 million below the revised FY 1997 estimate, reflecting zero percent adjusted growth on most sources combined with decreases due to tax law changes lowering the public utilities gross earnings tax on energy used in manufacturing, the telephone tax, electric utility restructuring, eliminating the bank deposits tax on banks, ending the nursing home tax in September, and the non-recurrence of $7.7 million for financial institutions.

         Estimated sales tax revenues of $502.9 million are $2.9 million above the December estimate reflecting 3.3 percent adjusted growth over FY 1997. Estimates for other taxes and departmental earnings were adjusted based upon the revisions to the FY 1997 estimates. The drop off from FY 1997 to FY 1998 for licenses and fees reflects the end of the tax on hospitals at the end of FY 1997 under current law.

         Lottery estimates were increased $9.8 million solely as a result of increased video lottery terminal estimates. The Conference members agreed to a video lottery terminal estimate reflecting 12.5 percent growth, down from the 30 plus percent growth of recent periods.

                                  EXPENDITURES

         Expenditures for fiscal year 1997 reflect General Fund appropriations which were enacted on July 18, 1996, as modified by the Supplemental Appropriations Bill enacted on May 17, 1997. Revenues for fiscal year 1997 reflect the May, 1997 Revenue Estimating Conference consensus estimates. General Revenues for fiscal year 1998 are predicted upon consensus estimates of the Revenue Estimating Conference of May 1997, as adjusted by net revenues changes recommended by the Governor in the amount of $63.7 million. Expenditures for fiscal year 1998 reflect the Governor's recommended budget submitted to the Legislature in February 1997.

         The State is required to enact and maintain a balanced budget. In the event of a budgetary imbalance, the available free surplus will be reduced and/or additional resources (i.e., taxes, fines, fees, licenses, etc.) will be required and/or certain of the expenditure controls will be put into effect. A combination of these measures will be utilized by the State in order to maintain a balanced budget.

                                  INDEBTEDNESS

         Under the State Constitution, the General Assembly has no power to incur State debts in excess of $50,000 without the consent of the people, except in the case of war, insurrection or invasion, or to pledge the faith of the State to the payment of obligations of others without such consent. By judicial interpretation, the limitation stated above has been judged to include all debts of the State for which its full faith and credit are pledged, including general obligation bonds and notes; bonds and notes guaranteed by the State; and debts or loans insured by agencies of the State, such as the Industrial-Recreational Building Authority. However, non-binding agreements of the State to appropriate monies in aid of obligations of a State agency, such as the provisions of law governing the capital reserve funds of the Port Authority and Economic Development Corporation, now known as the Rhode Island Economic Development Corporation, Housing and Mortgage Finance Corporation, or to appropriate monies to pay rental obligations under State long-term leases, such as the State's lease agreements with the Convention Center Authority and the Resource Recovery Corporation, are not subject to this limitation.

         DIRECT DEBT. Direct debt is authorized by the voters as general obligation bonds and notes. As of June 1, 1997, the State had $699,465,036 of bonds outstanding and $388,627,176 of authorized but unissued direct debt.

         GUARANTEED DEBT. Guaranteed debt of the State includes bonds and notes issued by, or on behalf of certain agencies, commissions, and authorities created by the General Assembly and charged with enterprise undertakings, for the payment of which debt the full faith and credit of the State are pledged in the event that the revenues of such entities may at any time be insufficient. These include the Blackstone Valley District Commission, the Rhode Island Turnpike and Bridge Authority, and the Narragansett Bay Water Quality Management District Commission. As of June 1, 1997, these entities had bonds outstanding of $54,887,449 and $1,514,000 of authorized but unissued debt.

         FREE SURPLUS. State law provides that all unexpended or unencumbered balances of general revenue appropriations, whether regular or special, shall lapse to General Fund surplus at the end of each fiscal year, provided, however, that such balances may be reappropriated by the Governor in the ensuing fiscal year for the same purpose for which the monies were originally appropriated by the General Assembly. Free surplus is the amount available at the end of any fiscal year for future appropriation by the General Assembly.

         The State is required to enact and maintain a balanced budget. In the event of a budgetary imbalance, the available free surplus will be reduced and/or additional resources (i.e. taxes, fines, fees, licenses, etc.) will be required and/or certain of the expenditure controls will be put into effect.

         A combination of these measures will be utilized by the State in order to maintain a balanced budget.

                                   APPENDIX B

                       DESCRIPTION OF SECURITIES RATINGS1/

         The ratings of Moody's Investors Service, Inc. ("MOODY'S"), Standard & Poor's Rating Services ("S&P"), and Fitch Investors Service, Inc. ("FITCH") represent their opinions as to the quality of various debt securities, and are not absolute standards of quality. Debt securities with the same maturity, coupon and rating may have different yields, while debt securities of the same maturity and coupon with different ratings may have the same yield. The ratings below are as described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may, from time to time, revise such ratings, they undertake no obligation to do so.

                DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                            FOUR HIGHEST BOND RATINGS

         AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower then the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investments attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         BAA Bonds which are rated Baa are considered as medium grade obligations, since they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any greater length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

-------------------------
         1/As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may, from time to time, revise such ratings, they undertake no obligation to do so.

         Note: Those bonds in the Aa, A and Baa categories which Moody's believes possess the strongest credit attributes are designated by the symbols Aa1, A1 and Baa1.

                DESCRIPTION OF STANDARD & POOR'S RATING SERVICES
                            FOUR HIGHEST BOND RATINGS

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is still strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Plus (+) or minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                 DESCRIPTION OF FITCH INVESTORS SERVICES, INC.'S
                            FOUR HIGHEST BOND RATINGS

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environmental that might affect the issuer's future financial strength and credit quality.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in AAA category.

                DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

         Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, such as long-term secular trends, may be less important over the short run.

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                DESCRIPTION OF STANDARD & POOR'S RATING SERVICES
                TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

         A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

                  Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

                  Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

                DESCRIPTION OF STANDARD & POOR'S RATING SERVICES
                       RATINGS OF TAX-EXEMPT DEMAND BONDS

         S&P assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

                 DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S
               THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in timely manner.

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                       TWO HIGHEST SHORT-TERM DEBT RATINGS

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually short-term senior debt obligations having an original maturity not in excess of one year.

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                DESCRIPTION OF STANDARD & POOR'S RATING SERVICES
                      TWO HIGHEST COMMERCIAL PAPER RATINGS

         A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligations is still strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                 DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S
                     THREE HIGHEST COMMERCIAL PAPER RATINGS

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurances for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

INVESTMENT ADVISERS                                        BOSTON 1784 FUNDS[REGISTERED MARK]

BankBoston, N.A.                                     BOSTON 1784 TAX-FREE MONEY MARKET FUND
100 Federal Street                                   BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
Boston, Massachusetts 02110                          BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
                                                     BOSTON 1784 PRIME MONEY MARKET FUND
Kleinwort Benson Investment                          BOSTON 1784 SHORT-TERM INCOME FUND
Management Americas Inc.                             BOSTON 1784 INCOME FUND
75 Wall Street                                       BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
New York, New York 10005                             BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
                                                     BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND
DISTRIBUTOR                                          BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND
                                                     BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
SEI Investments Distribution Co.                     BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND
1 Freedom Valley Drive                               BOSTON 1784 ASSET ALLOCATION FUND
Oaks, Pennsylvania  19456                            BOSTON 1784 GROWTH AND INCOME FUND
                                                     BOSTON 1784 GROWTH FUND
ADMINISTRATOR                                        BOSTON 1784 SMALL CAP EQUITY FUND
                                                     BOSTON 1784 LARGE CAP EQUITY FUND
SEI Fund Resources                                   BOSTON 1784 INTERNATIONAL EQUITY FUND
1 Freedom Valley Drive
Oaks, Pennsylvania  19456

LEGAL COUNSEL

Bingham, Dana & Gould LLP
150 Federal Street
Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania  19103                    STATEMENT OF ADDITIONAL INFORMATION

CUSTODIAN

BankBoston, N.A.                                     OCTOBER 1, 1997
100 Federal Street
Boston, Massachusetts 02110
----------------------------------------------------

Boston 1784 Funds[REGISTERED MARK]:
   [BULLET] are not insured by the FDIC or any other governmental agency; [BULLET] are not guaranteed by BankBoston, N.A. or any of its affiliates;
   [BULLET] are not deposits or obligations of BankBoston, N.A. or any of its affiliates; and
   [BULLET] involve investment risks, including possible loss of principal.

BankBoston, N.A. serves as investment adviser, shareholder servicing agent and custodian for Boston 1784 Funds. Boston 1784 Funds are distributed by SEI Financial Services Company, a party independent of BankBoston, N.A. and any of its affiliates. Financial
Services Counselors are registered representatives of BankBoston Investor Services, Inc., (member NASD/SIPC) a wholly-owned subsidiary of BankBoston, N.A.

                            PART C: OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

         (A)      FINANCIAL STATEMENTS INCLUDED IN PART A:

                     Financial Highlights for the periods ended May 31, 1995, May 31, 1996 and May 31, 1997

                  FINANCIAL STATEMENTS INCLUDED IN PART B:

                     Statements of Net Assets at May 31, 1997*
                     Statements of Operations for the period ended May 31, 1997* Statements of Changes in Net Assets for the periods ended May 31, 1996 and May 31, 1997*
                     -------------

                     * Incorporated by reference to the Registrant's Annual Reports to Shareholders for the fiscal year ended
                        May 31, 1997 (Accession Number 0000935069-97-000119).

         (B)      EXHIBITS

                    *(1)(a)         Declaration of Trust of the Registrant

          ***********(1)(b)         Certificate of Amendment to Agreement and Declaration of Trust

                      **(2)         By-Laws of the Registrant

                ***, (5)(a)         Investment Advisory Agreement between the Registrant and
               ******               BankBoston, N.A.

            ******** (5)(b)         Form of Investment Advisory Agreement between the Registrant and BankBoston, N.A. with Schedule reflecting advisory fees to be paid by the Registrant on behalf of Boston 1784 Prime Money Market Fund

                *****(5)(c)         Investment Advisory Agreement between the Registrant and
                                    BankBoston, N.A. with respect to Boston 1784 International Equity Fund

                *****(5)(d)         Investment Advisory Agreement between the Registrant and
                                    Kleinwort Benson Investment Management Americas Inc. with respect to Boston 1784
                                    International Equity Fund

            *********(5)(e)         Form of Investment Advisory Agreement between the Registrant and BankBoston, N.A. with Schedule reflecting advisory fees to be paid by the Registrant on behalf of Boston 1784 Small Cap Equity Fund

           **********(5)(f)         Form of Investment Advisory Agreement between the Registrant and BankBoston, N.A. with Schedule reflecting advisory fees to be



                                      -5-

                                    paid by the Registrant on behalf of Boston 1784 Large Cap Equity Fund

                  ******(6)         Amended and Restated Distribution Agreement between the
                                    Registrant and SEI Financial Services Company

                     ***(8)         Custodian Agreement

                  ***(9)(a)         Administration Agreement between the Registrant and SEI
                                    Financial Management Corporation

              *******(9)(b)         Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company

                  ***(9)(c)         Fund Accounting Agreement between the Registrant and
                                    BankBoston, N.A.

                    (11)(a)         Consent of Coopers & Lybrand L.L.P.

                    (11)(b)         Consent of Ernst & Young LLP

              ******(15)(a)         Amended and Restated Distribution Plan of the Registrant

              ******(15)(b)         Distribution Plan (Class C Shares of Boston 1784 U.S. Treasury
                                    Money Market Fund) of the Registrant

              ******(15)(c)         Distribution Plan (Class D Shares of Boston 1784 U.S. Treasury
                                    Money Market Fund) of the Registrant

                       (17)         Financial Data Schedule

              ********19(a)         Code of Ethics of the Registrant

              ********19(b)         Code of Ethics of BankBoston, N.A.

              ********19(c)         Code of Ethics of the Administrator and Distributor

                ****(25)(a)         Powers of Attorney of Trustees of Registrant

         ***********(25)(b)         Powers of Attorney of Trustees of Registrant

-------------------------------------------------
                       * Incorporated by reference to Registrant's Statement on
                         Form N1-A filed with the SEC on February 8, 1993.
                      ** Incorporated by reference to Registrant's Pre-Effective Amendment No. 2 filed with the SEC on May 18, 1993.
                     *** Incorporated by reference to Registrant's
                         Post-Effective Amendment No. 2 filed with the SEC on
                         January 31, 1994.
                    **** Incorporated by reference to Registrant's Pre-Effective
                         Amendment No. 2 filed with the SEC on May 18, 1993 (on
                         signature page).
                   ***** Incorporated by reference to Registrant's
                         Post-Effective Amendment No. 5 filed with the SEC on
                         September 28, 1994.
                  ****** Incorporated by reference to Registrant's
                         Post-Effective Amendment No. 8 filed with the SEC on
                         November 1, 1995.
                 ******* Incorporated by reference to Registrant's Post-Effective Amendment No. 9 filed with the SEC on December 15, 1995.
                ******** Incorporated by reference to Registrant's Post-Effective Amendment No.
                         10 filed with the SEC on July 17, 1996.
               ********* Incorporated by reference to Registrant's Post-Effective Amendment No.
                         13 filed with the SEC on November 15, 1996.

                                      -6-

           **********    Incorporated by reference to Registrant's Post-Effective Amendment No.
                         14 filed with the SEC on March 17, 1997.
          ***********    Incorporated by reference to Registrant's Post-Effective Amendment No.
                         16 filed with the SEC on August 1, 1997.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  See the Prospectus and the Statement of Additional Information regarding the Trust's control relationships. SEI Fund Resources is a Delaware business trust whose sole beneficiary is SEI Investments Management Corporation (formerly known as SEI Financial Management Corporation). SEI Investments Management Corporation is a subsidiary of SEI Investments Company which also controls the distributor of the Registrant, SEI Investments Distribution Co. (formerly known as SEI Financial Services Company), and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors, and investment managers.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

                                       TITLE OF CLASS                                       NUMBER OF RECORD HOLDERS

                      Shares of beneficial interest, without par value                         As of June 30, 1997

      Boston 1784 U.S. Treasury Money Market Fund (Class A)                                          18,026
      Boston 1784 U.S. Treasury Money Market Fund (Class C)                                             0
      Boston 1784 U.S. Treasury Money Market Fund (Class D)                                             0
      Boston 1784 Prime Money Market Fund                                                             4,154
      Boston 1784 Tax-Free Money Market Fund                                                          1,201
      Boston 1784 Institutional U.S. Treasury Money Market Fund                                       1,206
      Boston 1784 U.S. Government Medium-Term Income Fund                                             1,049
      Boston 1784 Short-Term Income Fund                                                              2,508
      Boston 1784 Income Fund                                                                          957
      Boston 1784 Tax-Exempt Medium-Term Income Fund                                                   379
      Boston 1784 Connecticut Tax-Exempt Income Fund                                                   388
      Boston 1784 Florida Tax-Exempt Income Fund                                                        1
      Boston 1784 Massachusetts Tax-Exempt Income Fund                                                 791
      Boston 1784 Rhode Island Tax-Exempt Income Fund                                                  163
      Boston 1784 Asset Allocation Fund                                                               1,060
      Boston 1784 Large Cap Equity Fund                                                                 0
      Boston 1784 Growth and Income Fund                                                              5,738
      Boston 1784 Growth Fund                                                                         4,626
      Boston 1784 Small Cap Equity Fund                                                                 0
      Boston 1784 International Equity Fund                                                           1,093


ITEM 27. INDEMNIFICATION

                  Article VIII of the Agreement and Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated herein by reference. The Trust participates in a group liability policy under which the Trust and its trustees, officers and affiliated persons are insured against certain liabilities.


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

                  BankBoston, N.A. ("BankBoston") and its affiliates offer a wide variety of banking and other financial services to customers throughout New England, the United States and internationally. As of June 30, 1997, BankBoston and its affiliates had aggregate gross interest and non-interest income of $3.262 billion year to date, net income of $419 million and assets of approximately $66.1 billion, including customer deposits of $43 billion. BankBoston's principal place of business is 100 Federal Street, Boston, Massachusetts 02110.

                  Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of BankBoston is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows (each Director of BankBoston is also a director of BankBoston Corporation):

NAME AND POSITION                                                   CONNECTION WITH AND
WITH INVESTMENT ADVISER                                            NAME OF OTHER COMPANY
-----------------------                                            ---------------------

Wayne A. Budd,                                    Senior   Vice   President,   NYNEX   Governent  Affairs  &
Director                                          Regulatory  Matters,  Room   1800,  185  Franklin  Street,
                                                  Boston, MA 02107,  since 1996.  Senior  Partner,  Goodwin,
                                                  Procter & Hoar, from 1993 to 1996, United States Attorney,
                                                  District  of  Massachusetts from  1989 to 1992;  Associate
                                                  Attorney General of the United States from 1992  to  1993.

John A. Cervieri Jr.,                             Chairman and  President,  Property  Capital  Associates,
Director                                          Inc., 580 Ocean Road,  Narragansett,  RI 02882. Managing
                                                  Trustee,  Property  Capital  Trust,  and Chairman of the
                                                  Board and Chief Executive Officer,  Americana Hotels and
                                                  Realty Corporation.

William F. Connell,                               Chairman and Chief Executive  Officer of Connell Limited
Director                                          Partnership,  One International Place, Boston, MA 02109,
                                                  since 1987.  Director of Boston Edison  Company,  Arthur
                                                  D. Little, Inc., Harcourt General,  Inc., North American
                                                  Mortgage Company, and LCI International, Inc.

Gary L. Countryman,                               Chairman and Chief  Executive  Officer of Liberty Mutual
Director                                          Insurance  Company,  175  Berkeley  Street,  Boston,  MA
                                                  02117.  Chairman  of Liberty  Mutual  Insurance  Company
                                                  since  1991;  Director  of Boston  Edison  Company,  The
                                                  Neiman-Marcus   Group,   Inc.,   Alliance   of  American
                                                  Insurers, and Harcourt General, Inc.

                                      -8-

William M. Crozier, Jr.,                          Chairman of the Board, BankBoston Corporation, 100
Chairman of the Board,                            Federal Street, Boston, MA 02110, Chairman of the Board
BankBoston Corporation,                           and Chief Executive Officer of BayBanks from 1974 to
100 Federal Street,                               July, 1996.
Boston, MA 02110

Alice F. Emerson,                                 Senior  Fellow,  The Andrew W.  Mellon  Foundation,  140
Director                                          East 62nd  Street,  New  York,  NY  10021,  since  1991.
                                                  President  Emerita  of  Wheaton  College;  President  of
                                                  Wheaton  College from 1975 to 1991;  Director of Eastman
                                                  Kodak Company,  Champion  International  Corporation and
                                                  AES Corporation.

Charles K. Gifford,                               Chief Executive Officer of BankBoston Corporation and
Chief Executive Officer of                        Chairman and Chief Executive Officer of BankBoston
BankBoston Corporation,                           since July 1995; President of BankBoston and BankBoston
100 Federal Street,                               Corporation since 1989; Director of Massachusetts
Boston, MA 02110                                  Mutual Life Insurance Company and Boston Edison Company.

Thomas J. May,                                    Chairman,  President  and  Chief  Executive  Officer  of
Director                                          Boston Edison Company,  800 Boylston Street,  Boston, MA
                                                  02199,  since July, 1994.  President and Chief Operating
                                                  Officer  of  Boston  Edison  Company  from 1993 to July,
                                                  1994;  Director  of New England  Mutual  Life  Insurance
                                                  Company.

Donald F. McHenry,                                University   Research   Professor   of   Diplomacy   and
Director                                          International Relations,  Georgetown University,  School
                                                  of  Foreign  Service,   Washington,  D.C.  20057,  since
                                                  1981.  President  of the IRC Group since 1983;  Director
                                                  of American Telephone and Telegraph  Company,  Coca-Cola
                                                  Company,  International  Paper  Company,  and SmithKline
                                                  Beecham, plc.

Henrique de Campos Meirelles,                     President and Chief Operating Officer (until July,
President and Chief Operating                     1996, Group Executive), BankBoston, N.A., 100 Federal
Officer (until July, 1996, Group                  Street, Boston, MA 02110.
Executive),
BankBoston, 100 Federal Street,
Boston, MA 02110

                                      -9-

Paul C. O'Brien,                                  President of The O'Brien Group,  Inc., Two International
Director                                          Place,  Boston,  MA  02110  since  1995.  President  and
                                                  Chief Executive Officer of New England Telephone and
                                                  Telegraph Company from 1988 to 1993 and Chairman of the Board from 1993 to December 1994. Chairman of the Board of
                                                  ViewTech, Inc. since January 1997, Director of Cambridge
                                                  NeuroScience, Inc, First Pacific Networks Inc., Shiva
                                                  Corporation, The Registry, Inc., and ViewTech, Inc.

Thomas R. Piper,                                  Lawrence    E.    Fouraker    Professor    of   Business
Director                                          Administration,  Harvard  University  Graduate School of
                                                  Business  Administration,  Morgan Hall - 469, Boston, MA
                                                  02163

Fran S. Rodgers,                                  Chief   Executive   Officer  of  WFD,   Inc.   (Formerly
Director                                          Work/Family   Directions)   930   Commonwealth   Avenue,
                                                  Boston, MA 02215; Founder and Chief Executive Officer of
                                                  Work/Family Directions since 1983; Trustee of Barnard
                                                  College of Columbia University, Trustee and Fellow
                                                  of Foundation of the National Academy of Human Resources,
                                                  and Director of the Stone Center at Wellesley College.

John W. Rowe,                                     President  and Chief  Executive  Officer of New  England
Director                                          Electric  System,  25 Research  Drive,  Westborough,  MA
                                                  01582,  since 1989.  Director  of New  England  Electric
                                                  System and UNUM Corporation.

Glenn P. Strehle,                                 Vice President for Finance and Treasurer,  Massachusetts
Director                                          Institute  of  Technology,  Building  4 - Room  110,  77
                                                  Massachusetts Avenue, Cambridge, MA 02139, since 1975 Vice
                                                  President since 1986 and Vice President for Finance
                                                  and Treasurer since 1994; Director of BayBanks from 1979
                                                  to July, 1996. Director, SofTech, Inc. and Liberty
                                                  Financial Companies; Trustee of Property Capital Trust.

William C. Van Faasen,                            President and Chief Executive  Officer of Blue Cross and
Director                                          Blue Shield of  Massachusetts,  Inc., 100 Summer Street,
                                                  Boston,  Massachusetts  02110.  Executive Vice President
                                                  and  Chief  Operating  Officer  of Blue  Cross  and Blue
                                                  Shield  of  Massachusetts,  Inc.  from  1990 to 1992 and
                                                  President and Chief Executive  Officer of Blue Cross and
                                                  Blue Shield of Massachusetts, Inc. since 1992.

                                      -10-

Thomas B. Wheeler,                                Chairman and Chief  Executive  Officer of  Massachusetts
Director                                          Mutual  Life  Insurance  Company,   1295  State  Street,
                                                  Springfield, MA 01111. President of Massachusetts
                                                  Mutual Life Insurance Company from 1987 to March, 1996 and
                                                  Chief Executive Officer since 1988 and Chairman since March,
                                                  1996; Director of Massachusetts Mutual Life Insurance Company
                                                  and Textron Inc.

Alfred M. Zeien,                                  Chairman  of the Board and Chief  Executive  Officer  of
Director                                          The  Gillette   Company,   Prudential   Tower  Building,
                                                  Boston,  MA 02199,  since  1991.  Director  of  Polaroid
                                                  Corporation,  Raytheon Company and Massachusetts  Mutual
                                                  Life Insurance Company.

                  Kleinwort Benson Investment Management Americas Inc. ("Kleinwort Benson") is the U.S. registered investment management subsidiary of the London based Kleinwort Benson Group plc, a holding company for a merchant banking group whose origins date back to 1792, which in turn is a subsidiary of Dresdner Bank A.G. Kleinwort Benson has offices in London, Hong Kong and Tokyo. As of June 30, 1997, Kleinwort Benson had approximately $50 billion of assets under management. Kleinwort Benson's principal place of business is 75 Wall Street, New York, New York 10005.

                  Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of Kleinwort Benson is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

NAME AND POSITION                                                   CONNECTION WITH AND
WITH INVESTMENT ADVISER                                            NAME OF OTHER COMPANY
-----------------------                                            ---------------------
John L. Duffy,                                    Chief  Operating  Officer  of  Kleinwort  Benson.  Chief
Director                                          Financial Officer,  Kleinwort Benson North America, Inc.
                                                  from May 1991 to July 1993.

Francis M. Harte,                                 Treasurer   and  Principal   Financial  and   Accounting
Director                                          Officer of  Kleinwort  Benson  Australian  Income  Fund,
                                                  Inc.

Lauren R. Teel,                                   Responsible  for  Client  Servicing  and  Marketing  for
Senior Vice President                             Kleinwort Benson.

Simon Fenton,                                     Senior Vice  President,  Marketing.  Based in the United
Senior Vice President                             Kingdom.

Jerome S. Pilpel,                                 Senior   Vice   President,   Compliance   for   Dresdner
Director, Secretary                               Kleinwort Benson North America LLC

ITEM 29. PRINCIPAL UNDERWRITERS

         (a) The Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, Stepstone Funds, The Advisors' Inner Circle Fund, The Pillar Funds, CUFund, STI Classic Funds, CoreFunds, Inc., First American Funds, Inc., First American Investment Funds, Inc., The Arbor Fund, Boston 1784 Funds(R), Marquis Funds(R), Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Achievement Funds Trust, Bishop Street Funds, CrestFunds, Inc., STI Classic Variable Trust, ARK Funds, Monitor Funds, FMB Funds, Inc., SEI Asset Allocation Trust, TIP Funds, SEI Institutional Investments Trust, First American Strategy Funds, Inc., Highmark Funds, Armada Funds, and Expedition Funds pursuant to distribution agreements dated July 15, 1982, November 29, 1982, December 3, 1982, July 10, 1985, January 22,
         1987, August 30, 1988, January 30, 1991, November 14, 1991, February 28, 1992, May 1, 1992, May 29, 1992, October 30, 1992, November 1,
         1992, November 1, 1992, January 28, 1993, June 1, 1993, August 17,
         1993, January 3, 1994, July 16, 1993, December 27, 1994, January 27,
         1995, March 1, 1995, August 18, 1995, November 1, 1995, January 11,
         1996, March 1, 1996, April 1, 1996, April 28, 1996, June 14, 1996,
         October 1, 1996, February 18, 1997, March 8, 1997, and June 9, 1997
         respectively.

                The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include fund evaluation, performance measurement, and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

         (b) The following are the directors and officers of the Distributor. Unless otherwise noted, the business address of each director or officer is 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

                                      -12-

                                      POSITION AND                       POSITIONS AND
NAME                                  OFFICES WITH UNDERWRITER           OFFICES WITH REGISTRANT
----                                  ------------------------           -----------------------
Alfred P. West, Jr.                   Director, Chairman and                            --
                                      Chief Executive Officer

Henry H. Greer                        Director, President & Chief                       --
                                      Operating Officer

Carmen V. Romeo                       Director, Executive Vice                          --
                                      President & President -
                                      Investment Advisory
                                      Group

Gilbert L. Beebower                   Executive Vice President                          --

Richard B. Lieb                       Executive Vice President,                         --
                                      President of Investment
                                      Services Division

Dennis J. McGonigle                   Executive Vice                                    --
                                      President

Leo J. Dolan, Jr.                     Senior Vice President                             --

Carl A. Guarino                       Senior Vice President                             --

Larry Hutchison                       Senior Vice President                             --

David G. Lee                          Senior Vice President              Senior  Vice President &
                                                                         Assistant Secretary

Jack May                              Senior Vice President

A. Keith McDowell                     Senior Vice President                             --

Hartland J. McKeown                   Senior Vice President                             --

Barbara J. Moore                      Senior Vice President                             --

Robert Wagner                         Senior Vice President                             --

Patrick K. Walsh                      Senior Vice President                             --

Kevin P. Robins                       Senior Vice President,             Vice President & Assistant
                                      General Counsel &                  Secretary
                                      Secretary

Kathryn L. Stanton                    Vice President & Assistant         Vice President & Assistant
                                      Secretary                          Secretary

Robert Crudup                         Vice President &  Managing                        --
                                      Director

                                      -13-

Victor Galef                          Vice President & Managing                         --
                                      Director

Kim Kirk                              Vice President & Managing                         --
                                      Director

Carolyn McLaurin                      Vice President & Managing                         --
                                      Director

John Krzeminski                       Vice President & Managing                         --
                                      Director

Donald Pepin                          Vice President & Managing                         --
                                      Director

Mark Samuels                          Vice President & Managing                         --
                                      Director

Wayne M. Withrow                      Vice President & Managing                         --
                                      Director

Mick Duncan                           Vice President & Team                             --
                                      Leader

Sandra K. Orlow                       Vice President & Assistant         Vice President & Assistant
                                      Secretary                          Secretary

Robert Aller                          Vice President                                    --

Marc H. Cahn                          Vice President & Assistant         Vice President & Assistant
                                      Secretary                          Secretary

Gordon W. Carpenter                   Vice President                                    --

Todd Cipperman                        Vice President & Assistant         Vice President & Assistant
                                      Secretary                          Secretary

Barbara Doyne                         Vice President                                    --

Edward Daly                           Vice President                                    --

Jeff Drennen                          Vice President                                    --

Kathy Heilig                          Vice President & Treasurer                        --

Michael Kantor                        Vice President                                    --

Samuel King                           Vice President                                    --

Donald H. Korytowski                  Vice President                                    --

Jack May                              Senior Vice President                             --

                                      -14-

W. Kelso Morrill                      Vice President                                    --

Barbara A. Nugent                     Vice President & Assistant         Vice President & Assistant
                                      Secretary                          Secretary

Larry Pokora                          Vice President                                    --

Kim Rainey                            Vice President                                    --

Steve Smith                           Vice President                                    --

Daniel Spaventa                       Vice President                                    --

James Dougherty                       Director, Brokerage                               --
                                      Services

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

         Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

                  BankBoston, N.A. (custodian and investment adviser) 100 Federal Street
                  Boston, Massachusetts  02110
                           and
                  150 Royall Street,
                  Canton, Massachusetts  02021

                  Kleinwort Benson Investment Management Americas Inc. (investment adviser)
                  75 Wall Street
                  New York, New York 10005
                           and
                  10 Fenchurch Street
                  London, England EC3M 3HB

                  SEI Fund Resources (administrator and fund accountant) 1 Freedom Valley Drive
                  Oaks, Pennsylvania  19456


ITEM 31. MANAGEMENT SERVICES

                  Not applicable.


ITEM 32. UNDERTAKINGS

         (a)      Not applicable.
         (b)      Not applicable.
         (c) The Registrant undertakes to furnish each person to whom an applicable prospectus is delivered with a copy of its latest Annual Report to shareholders, upon request without charge.

                                     NOTICE

         A copy of the Agreement and Declaration of Trust for the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or Shareholders individually but are binding only upon the assets and property of the Trust.

                                        Signatures


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 15th day of September, 1997.

                                        BOSTON 1784 FUNDS(R)


                                        By:  /S/ ROBERT A. NESHER
                                             Robert A. Nesher
                                             President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacity on the date indicated.

/S/ ROBERT A. NESHER            Trustee, President & Chief          September 15, 1997
--------------------            Executive Officer
Robert A. Nesher

/S/ STEPHEN G. MEYER            Controller                          September 15, 1997
--------------------
Stephen G. Meyer

           *                    Trustee                             September 15, 1997
--------------------
David H. Carter

           *                    Trustee                             September 15, 1997
--------------------
Tarrant Cutler

           *                    Trustee                             September 15, 1997
--------------------
Kenneth A. Froot

           *                    Trustee                             September 15, 1997
--------------------
Sara L. Johnson

           *                    Trustee                             September 15, 1997
--------------------
Kathryn F. Muncil

           *                    Trustee                             September 15, 1997
--------------------
Alvin J. Silk


*By: /S/ ROBERT A. NESHER
      Robert A. Nesher
Executed by Robert A. Nesher, Attorney-in-fact on behalf of those indicated, pursuant to Powers of Attorney previously filed.

                                  EXHIBIT INDEX


       EXHIBIT                               NAME

       (11)(a)         Consent of Coopers & Lybrand L.L.P.

       (11)(b)         Consent of Ernst & Young LLP

        (17)           Financial Data Schedule